As filed with the Securities and Exchange Commission on April 26, 2000
                    Registration No. 333-37883 No. 811-08439


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                         Post-Effective Amendment No. 5

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

               TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-1
                           (Exact Name of Registrant)
                                       -

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             1150 South Olive Street
                              Los Angeles, CA 90015
              (Address of Principal Executive Office of Depositor)

         Name and Address of Agent for Service:
         --------------------------------------
         James W. Dederer, Esq.
         Executive Vice President, General Counsel
                  and Corporate Secretary
         Transamerica Occidental Life Insurance Company
         1150 South Olive Street
         Los Angeles, CA 90015

           Copies to:
           ----------
           Frederick R. Bellamy, Esq.
           Sutherland, Asbill & Brennan LLP
           1275 Pennsylvania Avenue, N.W.
           Washington, D.C.  20004




Title of securities being registered: Flexible Payment Variable Life Insurance Policies.


     It is proposed that this filing will become effective:
|_|immediately upon filing  pursuant to paragraph  (b)
|X|on May 1, 2000  pursuant to paragraph  (b)
|_|60 days  after  filing  pursuant  to  paragraph  (a)(1)
|_| on  pursuant  to paragraph (a)(1)


                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-2                                          Caption in Prospectus

1...........................................................  Cover Page
2...........................................................  Cover Page
3...........................................................  Not Applicable
4...........................................................  Distribution
5...........................................................  Description of TRANSAMERICA; The Separate Account
6...........................................................  The Separate Account
7...........................................................  Not Applicable
8...........................................................  Not Applicable
9...........................................................  Legal Proceedings
10..........................................................  Summary; Description of Transamerica, The Separate
                                                              Account, The Portfolios; The Policy; Policy
                                                              Termination and Reinstatement; Other Policy
                                                              Provisions
11..........................................................  Summary; Investment Objectives and Policies
12                                                                     Summary;
13..........................................................  Summary;   Charges and Deductions
14..........................................................  Summary; Application for a Policy
15..........................................................  Summary; Application for a Policy;
                                                              Payments; Allocation of Net Payments
16..........................................................  The Separate Account; Payments; Allocation of Net
                                                              Payments
17..........................................................  Summary; Surrender; Partial Withdrawal;
                                                              Charges and Deductions; Policy
Termination and Reinstatement
18..........................................................  The Separate Account; Payments
19..........................................................  Reports; Voting Rights
20..........................................................  Not Applicable
21..........................................................  Summary; Policy Loans; Other Policy
                                                              Provisions
22..........................................................  Other Policy Provisions
23..........................................................  Not Required
24..........................................................  Other Policy Provisions
25..........................................................  Description of TRANSAMERICA
26..........................................................  Not Applicable
27..........................................................  Description of TRANSAMERICA
28..........................................................  Directors and Principal Officers of Transamerica
29..........................................................  Description of TRANSAMERICA
30..........................................................  Not Applicable
31..........................................................  Not Applicable
32..........................................................  Not Applicable
33..........................................................  Not Applicable
34..........................................................  Not Applicable
35..........................................................  Distribution
36..........................................................  Not Applicable
37..........................................................  Not Applicable
38..........................................................  Summary; Distribution
39..........................................................  Summary; Distribution
40..........................................................  Not Applicable
41..........................................................  Description of TRANSAMERICA, Distribution
42..........................................................  Not Applicable
43..........................................................  Not Applicable
44..........................................................  Payments; Policy Value and Cash
                                                              Surrender Value
45..........................................................  Not Applicable
46..........................................................  Policy Value; Surrender;
                                                              Federal Tax Considerations
47..........................................................  Description of TRANSAMERICA
48..........................................................  Not Applicable
49..........................................................  Not Applicable
50..........................................................  The Separate Account
51..........................................................  Cover Page; Summary; Charges and
                                                              Deductions; The Policy; Policy Termination  and
Reinstatement;  Other Policy Provisions
52..........................................................  Addition, Deletion or Substitution of
                                                              Investments
53..........................................................  Federal Tax Considerations
54..........................................................  Not Applicable
55..........................................................  Not Applicable
56..........................................................  Not Applicable
57..........................................................  Not Applicable
58..........................................................  Not Applicable
59..........................................................  Not Applicable


                                 PROSPECTUS FOR

                             TRANSAMERICA TRIBUTE(R)
                        VARIABLE UNIVERSAL LIFE INSURANCE
          AN INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICY

                                    ISSUED BY

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

              OFFERING 19 SUB-ACCOUNTS UNDER SEPARATE ACCOUNT VUL-1

                         IN ADDITION TO A FIXED ACCOUNT


                                PORTFOLIO OPTIONS


       ALGER AMERICAN INCOME & GROWTH                   MS UIF EMERGING MARKETS EQUITY
       ALLIANCE VP GROWTH AND INCOME                    MS UIF FIXED INCOME
       ALLIANCE VP PREMIER GROWTH                       MS UIF HIGH YIELD
       DREYFUS VIF APPRECIATION                         MS UIF INTERNATIONAL MAGNUM
       DREYFUS VIF SMALL CAP                            OCC ACCUMULATION TRUST MANAGED
       JANUS ASPEN SERIES BALANCED                      OCC ACCUMULATION TRUST SMALL CAP
       JANUS ASPEN SERIES WORLDWIDE GROWTH              PIMCO VIT STOCKSPLUS GROWTH AND INCOME
       MFS VIT EMERGING GROWTH                          TRANSAMERICA VIF GROWTH
       MFS VIT GROWTH WITH INCOME                       TRANSAMERICA VIF MONEY MARKET
       MFS VIT RESEARCH




PLEASE READ AND RETAIN THIS PROSPECTUS.
IT CONTAINS INFORMATION YOU SHOULD KNOW
BEFORE INVESTING.

NEITHER THE SEC NOR THE STATE SECURITIES
COMMISSIONS HAVE APPROVED THIS INVESTMENT OFFERING
OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR
COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

THE SEC'S WEB SITE IS HTTP://WWW.SEC.GOV

TRANSAMERICA'S WEB SITE IS HTTP://WWW.TRANSAMERICA.COM


YOU BEAR THE ENTIRE INVESTMENT RISK FOR ALL ASSETS YOU PLACE IN THE SUB-ACCOUNTS. ADDITIONALLY, PLEASE ANALYZE ANY CURRENT POLICIES YOU MAY OWN BEFORE INVESTING IN THIS POLICY. IT MAY NOT BE TO YOUR ADVANTAGE TO REPLACE EXISTING INSURANCE WITH THIS POLICY.

TRANSAMERICA HAS ESTABLISHED ADEQUATE SAFEGUARDS FOR MONITORING WHETHER A POLICY MAY BECOME A MODIFIED ENDOWMENT CONTRACT FOR FEDERAL INCOME TAX PURPOSES.





                                                MAY 1, 2000




                                            TABLE OF CONTENTS

SUMMARY    4
DESCRIPTION OF TRANSAMERICA, THE SEPARATE ACCOUNT
         AND THE PORTFOLIOS...............................................................................16
THE POLICY................................................................................................17

         Application for a Policy.........................................................................18
         Term Life Insurance Conversions..................................................................18
         Free Look Period.................................................................................18
         Conversion Privilege.............................................................................19
         Payments.........................................................................................19
         Allocation of Net Payments.......................................................................20
         Transfer Privilege...............................................................................20
         Dollar Cost Averaging............................................................................21
         Automatic Account Rebalancing....................................................................21
         Death Benefit....................................................................................22
         Level Option and Adjustable Option...............................................................22
         Change to Level or Adjustable Option.............................................................24
         Change in Face Amount............................................................................24
         Option to Accelerate Death Benefits (Living Benefits Rider) .....................................25
         Policy Value.....................................................................................26
         Maturity Benefits................................................................................27
         Payment Options..................................................................................27
         Optional Insurance Benefits......................................................................27
         Surrender........................................................................................27
         Partial Withdrawal...............................................................................28
         Paid-Up Insurance Option.........................................................................28
CHARGES AND DEDUCTIONS....................................................................................28
         Payment Expense Charge...........................................................................29
         Monthly Insurance Protection Charge..............................................................29
         Charges Against or Reflected in the Asset
            of the Separate Account.......................................................................31
         Surrender Charges................................................................................31
         Partial Withdrawal Costs.........................................................................32
         Transfer Charges.................................................................................33
         Charge for Change in Face Amount.................................................................33
         Other Administrative Charges.....................................................................33
POLICY LOANS..............................................................................................33
         Preferred Loan Option............................................................................34
         Loan Interest Charged............................................................................34
         Repayment of Outstanding Loan....................................................................34
         Effect of Policy Loans...........................................................................34
POLICY TERMINATION AND REINSTATEMENT......................................................................35
         Termination......................................................................................35
         Reinstatement....................................................................................35
OTHER POLICY PROVISIONS...................................................................................36
         Policy Owner ....................................................................................36
         Beneficiary......................................................................................36
         Assignment.......................................................................................36
         Limit on Right to Challenge Policy...............................................................37
         Suicide..........................................................................................37
         Misstatement of Age or Sex.......................................................................37
         Delay of Payments................................................................................37
FEDERAL TAX CONSIDERATIONS................................................................................38

         Transamerica Occidental Life Insurance Company and

            The Separate Account..........................................................................38
         Taxation of the Policies.........................................................................38
         Withholding......................................................................................38
         Policy Loans.....................................................................................39
         Interest Disallowance............................................................................39
         Modified Endowment Contracts.....................................................................39
         Distributions Under Modified Endowment Contracts.................................................39
VOTING RIGHTS.............................................................................................40
DIRECTORS AND PRINCIPAL OFFICERS OF
         TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY...................................................41
DISTRIBUTION..............................................................................................42

REPORTS  42

PERFORMANCE INFORMATION...................................................................................43
LEGAL PROCEEDINGS.........................................................................................47
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.........................................................47
FURTHER INFORMATION.......................................................................................48
MORE INFORMATION ABOUT THE FIXED ACCOUNT..................................................................48
         General Description..............................................................................48
         Fixed Account Interest...........................................................................48
         Transfers, Surrenders, Partial Withdrawals and Policy Loans......................................48

INDEPENDENT AUDITORS......................................................................................49
FINANCIAL STATEMENTS......................................................................................49
APPENDIX A - GUIDELINE MINIMUM SUM INSURED TABLE..........................................................A-1
APPENDIX B - OPTIONAL INSURANCE BENEFITS..................................................................B-1
APPENDIX C - PAYMENT OPTIONS..............................................................................C-1
APPENDIX D - ILLUSTRATIONS OF DEATH BENEFIT,
         POLICY VALUES AND ACCUMULATED PAYMENTS...........................................................D-1
APPENDIX E - MAXIMUM SURRENDER CHARGES....................................................................E-1
APPENDIX F- SPECIAL TERMS.................................................................................F-1


6

7SUMMARY


This summary is intended to provide only a very brief overview of the more significant aspects of the policy. The prospectus and the policy provide further detail. The Transamerica Tribute(R) policy provides insurance protection for the named beneficiary and is part of the Transamerica Series(R) of variable insurance products. We do not claim that the policy is similar or comparable to a systematic investment plan of a mutual fund. The policy and its attached application are the entire agreement between you and Transamerica.


The policies are not suitable for short-term investment because of the substantial nature of the surrender charge.

WHAT IS THE POLICY'S OBJECTIVE?

The objective of the policy is to give permanent life insurance protection and to help you build assets on a tax-deferred basis. Features available through the policy include:

o        a net death benefit that can protect your family or beneficiaries;

o        payment options that can guarantee an income for life;

o        a personalized investment portfolio;

o        experienced professional investment advisers; and

o        tax deferral on earnings.

While the policy is in force, it will provide:

o        life insurance coverage on the insured;

o        policy value;

o        surrender rights and partial withdrawal rights;

o        loan privileges; and

o        optional insurance benefits available by rider.


The policy combines features and benefits of traditional life insurance with the advantages of professional money management. Unlike the fixed benefits of ordinary life insurance, the policy value and the adjustable option death benefit will increase or decrease depending on investment results of the portfolios. Also, unlike traditional insurance policies, the policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of planned payments, the policy will not necessarily lapse if you fail to make planned payments. However, making planned payments will not guarantee that the policy will remain in force. If the Guaranteed Death Benefit Rider is in effect, however, payments of sufficient amounts, net of partial withdrawals, partial withdrawal charges and any outstanding loans, will guarantee that the policy will not lapse. See Payments on page 19 and POLICY TERMINATION AND REINSTATEMENT on page 35.


WHO ARE THE KEY PERSONS UNDER THE POLICY?

The policy is a contract between the policy owner and Transamerica. Each policy has a policy owner, you; an insured, you or another individual you select; and a beneficiary. As policy owner, you make payments, choose investment allocations and select the insured and beneficiary. The insured is the person covered under the policy. The beneficiary is the person who receives the net death benefit when the insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the net death benefit to the beneficiary when the insured dies while the policy is in effect. You may choose between two death benefit options.

Under the level death benefit option, or level option, the death benefit is the greater of either:

(a) the face amount (the amount of insurance issued adjusted for policy changes); or

(b) the guideline minimum sum insured, which constitutes the minimum death benefit required by federal tax law.

Under the adjustable death benefit option, or adjustable option, the death benefit is the greater of either:

(a)      the sum of the face amount and policy value; or

(b)      the guideline minimum sum insured.

The net death benefit is the death benefit less:

o        any outstanding loan;

o        any due and unpaid partial withdrawals;

o        any due and unpaid partial withdrawal charges; and

o        any monthly insurance protection charges due.

Except as provided otherwise under the Guaranteed Death Benefit Rider option, after the final payment date, the net death benefit is 101% of the policy value less:

o        any outstanding loan;

o        any due and unpaid partial withdrawals; and

o        any due and unpaid partial withdrawal charges.


The beneficiary may receive the net death benefit in a lump sum or under a payment option we offer. Under certain conditions, a portion of the net death benefit may be paid to you prior to the insured's death as provided under the Option to Accelerate Death Benefits (Living Benefits Rider). See Death Benefit on page 22.


CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your policy by returning it to us or to one of our representatives, generally by the later of:

o        45 days after the application for the policy is signed; or

o 10 days after you receive the policy, or a longer period as required by state law for replacement policies or for other reasons. We refer to this 10-day or longer period as the state free look period.

In some states, the 45-day period noted above does not apply, and only the 10-day or longer provision applies. This right to examine and cancel your policy is often referred to as the free look right.

If your policy provides for a full refund under its right to examine policy provision as required in your state, and you exercise your free look right, your refund will be the total of payments made to the policy.

If your policy does not provide for a full refund and you exercise your free look right, you will receive:

o        amounts allocated to the fixed account; PLUS

o        the current value in the separate account; PLUS

o        all fees, charges and tax deductions which have been imposed.

After an increase in face amount, a right to examine and cancel the increase also applies. See Free Look Period on page 18.

WHAT ARE MY INVESTMENT CHOICES?

The policy gives you an opportunity to select among a number of investment options, including sub-accounts and a fixed account. Nineteen portfolios from nine mutual funds, each fund having its own adviser(s), offer a wide range of investment objectives. The available sub-accounts are:


Alger American Income & Growth Alliance VP* Growth and Income Alliance VP* Premier Growth Dreyfus VIF Appreciation* Dreyfus VIF Small Cap Janus Aspen Series Balanced Janus Aspen Series Worldwide Growth MFS VIT Emerging Growth MFS VIT Growth With Income MFS VIT Research MS UIF Emerging Markets Equity* MS UIF Fixed Income* MS UIF High Yield* MS UIF International Magnum* OCC Accumulation Trust Managed OCC Accumulation Trust Small Cap PIMCO VIT StocksPLUS Growth and Income Transamerica VIF Growth Transamerica VIF Money Market


*Several funds have changed their names, These name changes have no reflection on the investment policies, strategies, management or any other material function of the funds. The Alliance VP Growth and Income sub-account was formerly know as the Alliance VPF Growth and Income sub-account. The Alliance VP Premier Growth sub-account was formerly known as the Alliance VPF Premier Growth sub-account. The Dreyfus VIF Appreciation sub-account was formerly known as the Dreyfus VIF Capital Appreciation sub-account. The MS UIF Emerging Markets Equity sub-account was formerly known as the MSDW UF Emerging Markets Equity sub-account. The MS UIF Fixed Income sub-account was formerly known as the MSDW UF Fixed Income sub-account. The MS UIF High Yield sub-account was formerly known as the MSDW UF High Yield sub-account. The MS UIF International Magnum sub-account was formerly known as the MSDW UF International Magnum sub-account.


All sub-accounts may not be available in all jurisdictions.

This range of investment choices allows you to allocate your money among the sub-accounts to meet your investment needs. Your policy may provide for a full refund under its right to examine policy provision as required in your state. If so, after the policy is issued by us, we will allocate all sub-account investments to the sub-account investing in the Money Market portfolio of Transamerica Variable Insurance Fund, Inc. We will maintain this allocation until the end of four calendar days plus the number of days under the state free look period. This period is usually 10 days, but longer under some circumstances. After this, we will allocate all amounts to the sub-accounts as you have chosen.

The policy also offers a fixed account, which provides a guaranteed minimum interest rate of 4% annually on amounts allocated to the fixed account. We may declare a higher rate. The fixed account is part of the general account of Transamerica. Amounts in the fixed account do not vary with the investment performance of a portfolio. See MORE INFORMATION ABOUT THE FIXED ACCOUNT on page 48.

INVESTMENT OBJECTIVES AND POLICIES, AND INVESTMENT ADVISERS


The sub-accounts invest in a variety of portfolios. A summary of investment objectives of the portfolios is set forth below. BEFORE INVESTING, CAREFULLY READ THE PROSPECTUSES OF THE PORTFOLIOS THAT ACCOMPANY THIS PROSPECTUS. Statements of Additional Information for the portfolios are available on request. There is no guarantee that the investment objectives of the portfolios will be achieved. The policy value may be less than the aggregate payments made to the policy.


The boards of the portfolios have responsibility for the supervision of the affairs of the portfolios. These boards have entered into management agreements with the investment advisers. These advisers, subject to their board's review, are responsible for the daily affairs and general management of the portfolios. The advisers perform the respective administrative and management services for the portfolios, furnish to the portfolios office space, facilities and equipment, and pay the compensation, if any, of officers and board members who are affiliated with the advisers.

Each portfolio bears expenses incurred in its operation, other than the expenses its advisers assume under the management agreement. Portfolio expenses include:

o costs to register and qualify the portfolio's shares under the Securities Act of 1933, or 1933 Act.

o        other fees payable to the SEC.

o        independent public accountant, legal and custodian fees.

o association membership dues, taxes, interest, insurance payments and brokerage commissions.

o fees and expenses of the board members who are not affiliated with the advisers.

THE MANAGEMENT FEES LISTED BELOW ARE FEES SPECIFIED IN THE APPLICABLE ADVISORY CONTRACT BEFORE ANY FEE WAIVERS. THE PORTFOLIOS' PROSPECTUSES CONTAIN MORE
DETAILED INFORMATION ON THE PORTFOLIO'S INVESTMENT OBJECTIVES, RESTRICTIONS, RISKS, EXPENSES AND ADVISERS.

THE INCOME & GROWTH PORTFOLIO OF THE ALGER AMERICAN FUND seeks, primarily, a high level of dividend income. Capital appreciation is a secondary objective of the portfolio. The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

Manager: Fred Alger Management, Inc.
Management Fee: 0.625%.


THE GROWTH AND INCOME PORTFOLIO OF THE ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for investment in common stock, this portfolio may invest in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks. The portfolio managers will purchase and sell portfolio securities at times and in amounts as management deems advisable in light of market, economic and other conditions.

Adviser: Alliance Capital Management L.P.
Management Fee: 0.63%.

THE PREMIER GROWTH PORTFOLIO OF THE ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. seeks growth of capital by pursuing aggressive investment policies. Since this portfolio's investments will be made based upon their potential for capital appreciation, current income will not be a high priority for this portfolio. The portfolio will invest mainly in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks. Equity investments will be in a limited number of large, carefully selected, high-quality U.S. companies. In the Adviser's judgement, the companies chosen will be those that are likely to achieve superior earnings growth. Approximately 25 companies believed by the Adviser to show superior potential for capital appreciation will usually constitute approximately 70% of the portfolio's net assets at any one time. The portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies. Under normal circumstances the portfolio will invest at least 85% of the value of its total assets in the equity securities of U.S. companies.


Adviser: Alliance Capital Management L.P.
Management Fee: 1.00%.


THE APPRECIATION PORTFOLIO OF THE DREYFUS VARIABLE INVESTMENT FUND seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue these goals, the portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time or purchase.


Adviser: The Dreyfus Corporation.
Sub-Adviser: Fayez Sarofim & Co.
Management Fee: 0.75%.


THE SMALL CAP PORTFOLIO OF THE DREYFUS VARIABLE INVESTMENT FUND seeks to maximize capital appreciation. To pursue this goal, the portfolio generally invests at least 65% of its assets in the common stock of U.S. and foreign companies. The portfolio focuses on small-cap companies with total market values of less than $1.5 billion.


Adviser: The Dreyfus Corporation.
Management Fee: 0.75%.


THE BALANCED PORTFOLIO OF THE JANUS ASPEN SERIES seeks long-term capital growth consistent with preservation of capital and current income. Normally, this diversified portfolio invests 40-60% of its assets in securities selected primarily for their growth potential. The balance of its holdings is invested in securities selected primarily for their capacity to generate income. Such holdings are likely to consist of bonds and preferred stocks. Typically, at least 25% of this portfolio is made up of fixed-income securities.

Adviser: Janus Capital Corporation.
Management Fee: 0.65%.

THE WORLDWIDE GROWTH PORTFOLIO OF THE JANUS ASPEN SERIES seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of origin or place of principal business activity. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.

Adviser: Janus Capital Corporation.
Management Fee: 0.65%.

THE EMERGING GROWTH SERIES OF THE MFS VARIABLE INSURANCE TRUST seeks long-term growth of capital. The series may invest up to 25% of its net assets in foreign securities, including emerging market securities. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.


Adviser: Massachusetts Financial Services Company.
Management Fee: 0.75%.


THE GROWTH WITH INCOME SERIES OF THE MFS VARIABLE INSURANCE TRUST seeks long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks. The series invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series will also seek to provide income equal to approximated 90% of the dividend yield on the Standard & Poor's 500 Composite Index. While the fund may invest in companies of any size, the fund generally focuses on companies with larger market capitalizations that the series' adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series may invest in foreign securities through which it may have exposure to foreign currencies.


Adviser: Massachusetts Financial Services Company.
Management Fee: 0.75%.


THE RESEARCH SERIES OF THE MFS VARIABLE INSURANCE TRUST seeks long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that the series' adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The series may invest in foreign equity securities (including emerging market securities) through which it may have exposure to foreign currencies.


Adviser: Massachusetts Financial Services Company.
Management Fee: 0.75%.


MORGAN STANLEY UNIVERSAL INSTITUTIONAL FUNDS EMERGING MARKETS EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries. The Adviser seeks to maximize returns by investing in growth-oriented equity securities in emerging markets. The Adviser's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and managements with a strong shareholder value orientation. The Adviser allocates the portfolio's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiments.

Adviser: Morgan Stanley Asset Management* Management Fee: 1.25% of the first $500 million; 1.20% of the next $500 million; and 1.15% of the assets over $1 billion.

*On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc., but continues to do business in certain instances using the name Morgan Stanley Asset Management.


MORGAN STANLEY UNIVERSAL INSTITUTIONAL FUNDS FIXED INCOME PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio ordinarily will maintain an average weighted maturity in excess of five years. The Portfolio may invest opportunistically in non-dollar denominated securities and below investment grade securities.

Adviser: Miller Anderson & Sherrerd, LLP. Management Fee: 0.40% of the first $500 million; 0.35% of the next $500 million; and 0.30% of the assets over $1 billion.

MORGAN STANLEY UNIVERSAL INSTITUTIONAL FUNDS HIGH YIELD PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government securities, corporate bonds and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities.

Adviser: Miller Anderson & Sherrerd, LLP. Management Fee: 0.50% of the first $500 million; 0.45% of the next $500 million; and 0.40% of the assets over $1 billion.

MORGAN STANLEY UNIVERSAL INSTITUTIONAL FUNDS INTERNATIONAL MAGNUM PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The Adviser seeks to achieve superior long-term returns by creating a diversified portfolio of undervalued international equity securities. To achieve this goal, the Adviser uses a combination of strategic geographic asset allocation and fundamental, value oriented stock selection. The countries in which the portfolio will invest are those comprising the Morgan Stanley Capital International EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe and the more developed countries in Asia, such as Hong Kong and Singapore. Collectively, we refer to these as the EAFE countries. The portfolio may invest up to 5% of its total assets in securities of issuers domiciled in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the portfolio will be invested in equity securities of issuers in at least three different EAFE countries.

Adviser: Morgan Stanley Asset Management Management Fee: 0.80% of the first $500 million; 0.75% of the next $500 million; and 0.70% of the assets over $1 billion.

THE MANAGED PORTFOLIO OF THE OCC ACCUMULATION TRUST seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Adviser's assessments of the relative outlook for such investments. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt. The portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when necessary to preserve capital. In addition, the portfolio may also purchase foreign securities. These foreign securities must be listed on a domestic or foreign securities exchange or represented by American depositary receipts.

Adviser: OpCap Advisors. Management Fee: 0.80% of the first $400 million and 0.75% of the next $400 million and 0.70% of net assets over $800 million.

THE SMALL CAP PORTFOLIO OF THE OCC ACCUMULATION TRUST seeks capital appreciation through investments in a diversified portfolio of stocks issued by small companies. It will consist primarily of equity securities of companies with market capitalizations of under $1 billion. Under normal circumstances, at least 65% of the portfolio's assets will be invested in equity securities. The majority of securities purchased by the portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market. The portfolio's holdings may also include options, warrants, bonds, notes and convertible bonds. In addition, the portfolio may also purchase foreign securities. Foreign securities must be listed on a domestic or foreign securities exchange or be represented by American depositary receipts.

Adviser: OpCap Advisors. Management Fee: 0.80% of the first $400 million and 0.75% of the next $400 million and 0.70% of net assets over $800 million.

THE STOCKSPLUS GROWTH AND INCOME PORTFOLIO OF THE PIMCO VARIABLE INSURANCE TRUST seeks to achieve a total return which exceeds the total return performance of the S&P 500. The Portfolio invests in common stocks, options, futures, options on futures and swaps. Under normal market conditions, the Portfolio invests substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income instruments. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The Adviser actively manages the fixed income assets held by the Portfolio, with a view to enhancing the

Portfolio's total return investment performance, subject to an overall portfolio duration which is normally not expected to exceed one year. The Portfolio may invest up to 10% of its assets in high yield bonds rated B or higher by Moody's or S&P, or if unrated, determined by the Adviser to be comparable quality. The Portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers.

Adviser: Pacific Investment Management Company.
Management Fee: 0.40%

THE GROWTH PORTFOLIO OF THE TRANSAMERICA VARIABLE INSURANCE FUND, INC. seeks long-term capital growth. It invests at least 65% of its assets in a diversified selection of equity securities of domestic growth companies of any size. The manager uses a "bottom-up" approach to investing and constructs the portfolio one company at a time. The manager focuses on identifying fundamental change in its early stages and investing in premier companies. In the manager's view, characteristics of premier companies include one or more of the following: share-holder-oriented management; dominance in market share; cost production advantages; leading brands; self-financed growth; and attractive reinvestment opportunities. The manager of the portfolio believes in long-term investing and does not try to time the market. However, when in the judgment of the manager market conditions warrant, the portfolio may, for temporary defensive purposes, hold part or all of its assets in cash or cash equivalents.

Adviser: Transamerica Investment Management, LLC.
Sub-Adviser: Transamerica Investment Services, Inc.
Management Fee: 0.75%.

THE MONEY MARKET PORTFOLIO OF THE TRANSAMERICA VARIABLE INSURANCE FUND, INC. seeks to maximize current income consistent with liquidity and the preservation of principal. The portfolio invests primarily in high quality U.S. dollar-denominated money market instruments with remaining maturities of 13 months or less. These include: obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities; obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks; short-term corporate obligations, including commercial paper, notes and bonds; other short-term debt obligations with remaining maturities of 397 days or less; and repurchase agreements involving any of the securities mentioned above. The portfolio may also purchase other marketable, non-convertible corporate debt securities of U.S. issuers. These investments include bonds, debentures, floating rate obligations, and issues with optional maturities.

Adviser: Transamerica Investment Management, LLC.
Sub-Adviser: Transamerica Investment Services, Inc..
Management Fee: 0.35%.

If there is a material change in the investment policy of a portfolio, we will notify you of the change. If you have policy value allocated to that portfolio, you may without charge reallocate the policy value to another portfolio or to the fixed account. For you to exercise your rights, we must receive your written request within sixty (60) days of the LATER of the:

o        effective date of the change in the investment policy, OR

o        receipt of the notice of your right to transfer.

PORTFOLIOS NOT PUBLICLY AVAILABLE

The portfolios are open-end management investment companies or portfolios of series, open-end management companies registered with the SEC under the 1940 Act that are often referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios. Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds that may have very similar names that are sold directly to the public. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio as retained assets.

CAN I MAKE TRANSFERS AMONG THE SUB-ACCOUNTS AND THE FIXED ACCOUNT?

Yes. You may make transfers among the sub-accounts and the fixed account, subject to our consent and current rules. Under current tax law, you will incur no current taxes on transfers while your money is in the policy. A transfer charge may apply to certain transfers. See Transfer Privilege on page 20.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, within limits. See Payments on page 19.

WHAT IF I NEED MY MONEY?

You may borrow up to the loan value of your policy. You may also make partial withdrawals, and you may surrender the policy for its surrender value. There are two types of loans which may be available to you:

o A preferred loan option is available after the tenth policy year and, after that date, will apply to any outstanding loans and new loan requests unless you revoke the preferred loan option in writing. The guaranteed annual interest rate credited to the portion of the policy value securing a preferred loan will be not less than 7.5%.

o A non-preferred loan option is always available to you. The guaranteed annual interest rate credited to the portion of the policy value securing a non-preferred loan will be not less than 6.0%. The current annual interest rate credited is 7.2%. We may change the interest rate credited at any time in our sole discretion.

For policies issued subject to the jurisdiction of the Virgin Islands, the guaranteed annual interest rate credited on a preferred loan is 5.5%; the guaranteed annual interest rate credited on a non-preferred loan is 4.0%; and the current annual interest rate credited on a non-preferred loan is 5.2%.

We will allocate policy loans among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro rata allocation among the sub-accounts and the fixed account. We will transfer the policy value in each sub-account equal to the policy loan to the fixed account.

You may surrender your policy and receive its surrender value. After the first policy year, you may make partial withdrawals of $500 or more from the policy value, provided you have not exercised the paid-up insurance option, subject to partial withdrawal costs. Under the Level Option, the face amount and policy value will be reduced by each partial withdrawal and the policy value will be further reduced by the partial withdrawal costs. Under the adjustable option, the policy value will be reduced by the amount of the partial withdrawal and the partial withdrawal costs. We will not allow a partial withdrawal if it would reduce the face amount below $50,000. A surrender or partial withdrawal may have tax consequences.

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your policy, within limits. You may:

o        cancel your policy under its right to examine and cancel provision.

o        transfer your ownership to someone else.

o        change the beneficiary.

o        change the allocation of payments.

o transfer portions of the policy value among the fixed account and the sub-accounts, with no tax consequences under current law.

o        adjust the death benefit by increasing or decreasing the face amount.

o change your choice of death benefit options between the level option and adjustable option.

o        add or remove optional insurance benefits provided by rider.




CAN I CONVERT MY POLICY INTO A NON-VARIABLE POLICY?

Yes. You can convert your policy without charge during the first 24 months after the date of issue or after an increase in face amount. On conversion, we will transfer the policy value in the sub-accounts to the fixed account. We will allocate all future payments to the fixed account, unless you instruct us otherwise.

WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your policy under the circumstances described. Some of these charges apply throughout the policy's duration. Other charges apply only if you choose options under the policy. See CHARGES AND DEDUCTIONS on page 28.

o        CHARGES DEDUCTED FROM PAYMENTS:

     PAYMENT EXPENSE CHARGE - From each payment, we will deduct a payment expense charge, currently equal to 4.0% of the payment. The payment expense charge is deducted for state and local premium taxes, federal income tax treatment of deferred acquisition costs, and a portion of policy sales and administrative expenses.

o WE DEDUCT THE FOLLOWING MONTHLY CHARGE FROM POLICY VALUE:

     MONTHLY INSURANCE PROTECTION CHARGE - This charge is the cost of insurance, including optional insurance benefits provided by rider. It is deducted on each monthly processing date starting with the date of issue and continuing through the final payment date.

o THE  FOLLOWING  EXPENSES  ARE CHARGED  AGAINST OR  REFLECTED  IN THE  SEPARATE
ACCOUNT:

     ADMINISTRATION CHARGE - We deduct this charge during the first 20 policy years only. It is a daily charge at a rate equivalent to an annual rate of 0.15% of the daily net asset value of each sub-account. This charge is eliminated after the twentieth policy year. We currently waive this charge, subject to state law, after the tenth policy year, but we reserve the right to implement this charge after the tenth policy year.

     MORTALITY AND EXPENSE RISK CHARGE - We impose a daily charge at a current rate equivalent to an annual rate of 0.65% of the daily net asset value of each sub-account. We may increase this charge, subject to state and federal law, to a daily rate equivalent to a rate no greater than 0.80% annually.

     PORTFOLIO EXPENSES - The portfolios incur investment advisory fees and other expenses, which are reflected in the sub-accounts of the separate account. The levels of fees and expenses vary among the portfolios. They are described in the section entitled What are the Expenses and Fees of the Portfolios? on page 13.

o CHARGES DESIGNED TO REIMBURSE US FOR POLICY ADMINISTRATIVE COSTS APPLY UNDER THE FOLLOWING CIRCUMSTANCES:

     CHARGE FOR CHANGE IN FACE AMOUNT - For each increase or decrease in face amount you request, we deduct a charge of $40 from the policy value. In some jurisdictions, no charge is imposed for increases in face amount.

     TRANSFER CHARGE - The first 12 transfers of policy value in a policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same policy year.

     OTHER ADMINISTRATIVE CHARGES - We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge, guaranteed never to exceed $25 per occurrence, for:

o        changing net payment allocation instructions

o changing the allocation of monthly insurance protection charges among the various sub-accounts

o providing more than one projection of values during a policy year in addition to your annual statement


o THE CHARGES  BELOW  APPLY ONLY IF YOU  SURRENDER  YOUR POLICY OR MAKE  PARTIAL
WITHDRAWALS:

     SURRENDER CHARGES - These charges only apply if you request a full surrender of your policy or a decrease in face amount during the time the charges are in effect. Surrender charges are intended to help compensate us for certain administrative expenses and certain distribution expenses.

     Surrender charges are computed on the date of issue for the initial face amount and apply for ten years from the date of issue. New surrender charges are computed for any increase in face amount. Surrender charges for a face amount increase apply for ten years from the date the increase is effective, and those surrender charges only apply to the face amount increase.

     The amount of the surrender charge is equal to a rate per $1,000 of face amount. The rate varies by age and sex of the insured, as well as the policy duration, or duration since the increase in face amount. Surrender charge rates decrease each policy year on the policy anniversary for the initial face amount and on each twelve-month anniversary of the effective date of a face amount increase for the charges associated with the increase.

     PARTIAL WITHDRAWAL COSTS - We deduct the following charges from the policy value for partial withdrawals:

o a transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs. o a partial withdrawal charge of 5.0% of the amount withdrawn which exceeds the Free 10% Withdrawal, described below.

     The partial withdrawal charge does not apply to:

o that part of a withdrawal equal to 10% of the policy value in a policy year less prior free withdrawals made in the same policy year (Free 10% Withdrawal).

o        withdrawals when no surrender charges apply.

     We reduce the policy's outstanding surrender charges, if any, by partial withdrawal charges that we previously deducted.

WHAT ARE THE EXPENSES AND FEES OF THE PORTFOLIOS?

In addition to the charges described above, certain management fees and other expenses are deducted from the assets of the underlying portfolios. The levels of fees and expenses vary among the portfolios. The following table shows the management fees and other expenses and total portfolio annual expenses of the portfolios for 1999. For more information concerning these fees and expenses, see the prospectuses of the portfolios.

22

                              PORTFOLIO EXPENSES

  (as a percentage of assets after fee waiver and/or expense reimbursement)(1)

                                                                                                 TOTAL
                                                                                               PORTFOLIO
                                                          MANAGEMENT           OTHER            ANNUAL
PORTFOLIO                                                   FEES(2)           EXPENSES         EXPENSES
---------                                                   ----              --------         --------
Alger American Income & Growth                              0.625%            0.075%            0.70%
Alliance VP Growth and Income                               0.63%              0.08%            0.71%
Alliance VP Premier Growth                                  1.00%              0.05%            1.05%
Dreyfus VIF Appreciation                                    0.75%              0.03%            0.78%
Dreyfus VIF Small Cap                                       0.75%              0.03%            0.78%
Janus Aspen Series Balanced(3)                              0.65%              0.02%            0.67%
Janus Aspen Series Worldwide Growth(3)                      0.65%              0.05%            0.70%
MFS VIT Emerging Growth                                     0.75%              0.09%            0.84%
MFS VIT Growth With Income                                  0.75%              0.13%            0.88%
MFS VIT Research                                            0.75%              0.11%            0.86%
MS UIF Emerging Markets Equity                              0.42%              1.37%            1.79%
MS UIF Fixed Income                                         0.14%              0.56%            0.70%
MS UIF High Yield                                           0.19%              0.61%            0.80%
MS UIF International Magnum                                 0.29%              0.87%            1.16%
OCC Accumulation Trust Managed(4)                           0.77%              0.06%            0.83%
OCC Accumulation Trust Small Cap                            0.80%              0.09%            0.89%
PIMCO VIT StocksPLUS Growth and Income(5)                   0.40%              0.25%            0.65%
Transamerica VIF Growth                                     0.70%              0.15%            0.85%
Transamerica VIF Money Market                               0.00%              0.60%            0.60%

We may receive payment from some or all of the portfolios or their advisers in varying amounts that may be based on the amount of assets allocated to the portfolios. The payments are for administrative or distribution services.

Expense information regarding the portfolios has been provided by the portfolios. We have no reason to doubt the accuracy of that information, but we have not verified those figures. These figures are for the year ended December 31, 1999. Actual expenses in future years may be higher or lower than these figures.

Notes to Fee Table:

(1) From time to time, the portfolio's investment advisers, each in its own discretion, may voluntarily waive all or part of their fees and/or voluntarily assume certain portfolio expenses. The expenses shown in the Portfolio Expenses table are the expenses paid for 1999. The expenses shown in the table reflect a portfolio's adviser's waivers of fees or reimbursement of expenses, if applicable. It is anticipated that such waivers or reimbursements will continue for calendar year 2000. Without such waivers or reimbursements, the annual expenses for 1999 for certain portfolios would have been, as a percentage of assets, as follows:


                                                                                        TOTAL PORTFOLIO
                                                   MANAGEMENT FEES        OTHER              ANNUAL
PORTFOLIO                                                               EXPENSES            EXPENSES
---------                                                               --------            --------
MS UIF Emerging Markets Equity                          1.25%             1.37%              2.62%
MS UIF Fixed Income                                     0.40%             0.56%              0.96%
MS UIF High Yield                                       0.50%             0.61%              1.11%
MS UIF International Magnum                             0.80%             0.87%              1.67%
Transamerica VIF Growth                                 0.75%             0.15%              0.90%
Transamerica VIF Money Market                           0.35%             1.04%              1.39%

(2) The management fee of certain of the portfolios includes breakpoints at designated asset levels. Further information on these breakpoints is provided under Investment Objectives and Policies, and Investment Advisers, on page 6 and in the prospectuses for the portfolios.

(3) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee. All expenses are shown without the effect of expense offset arrangements.

(4) The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the portfolio to 1.00% of average net assets (net of expenses offset) on an annual basis.

(5) PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent these expenses would exceed 0.65% of average daily assets due to the payment of organizational expenses and Trustees' fees. Without such reductions, total operating expenses for the fiscal year ended December 31, 1999 were 0.65%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Fees expressed are restated as of April 1, 2000.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The policy will not lapse if you fail to make payments unless the surrender value is insufficient to cover the next monthly insurance protection charge and loan interest accrued. Additionally, if the outstanding loan exceeds the policy value less surrender charges, the outstanding loan will be in default.

In either situation there is a 62-day grace period during which you must pay premium sufficient to keep the policy in force.

If you make payments at least equal to minimum monthly payments, we guarantee that your policy will not lapse before the 49th monthly processing date from date of issue or increase in face amount, within limits.

Under the Guaranteed Death Benefit Rider, if you make payments of a sufficient amount, net of partial withdrawals, partial withdrawal charges and any outstanding loans, we guarantee that your policy will not lapse. In order to maintain this guarantee, on each policy anniversary through the final payment date:


o        the total of your payments, net of partial withdrawals;

o        partial withdrawal charges; and

o        any outstanding loans

must at least EQUAL:

o        the guaranteed death benefit premium TIMES

o the number of policy years since the policy was issued, adjusted for policy changes, if any.

The guaranteed death benefit premiums are currently 90% of the guideline level premium if you elected the level death benefit option or 75% of the guideline level premium if you elected the adjustable death benefit option. Certain other conditions may apply. Once terminated, this rider may not be reinstated. The Guaranteed Death Benefit Rider will not prevent an outstanding loan from going into default if the outstanding loan exceeds the policy value less surrender charges. In that case, your policy will terminate without value unless you pay the required premium within the 62-day grace period. The Guaranteed Death Benefit Rider may not be available in all jurisdictions and is not available in Texas. See POLICY TERMINATION AND REINSTATEMENT on page 35.

You may reinstate your policy within three years after the date of default, within limits and subject to state law.

CAN I ELECT PAID-UP INSURANCE WITH NO
FURTHER PREMIUMS DUE?

Yes. The policy provides a paid-up insurance option. If this option is elected, we will provide paid-up insurance coverage, usually having a reduced face amount, for the life of the insured with no more premiums being due under the policy. If you elect this option, policy owner rights and benefits will be limited. See Paid Up Insurance Option on page 28.

HOW IS MY POLICY TAXED?

The policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of policy value, policy owners currently are taxed only on the amount of the withdrawal that exceeds total payments. However, during the first 15 policy years an income-out first rule applies to certain distributions required under Section 7702 of the Internal Revenue Code (Code) because of a reduction of benefits under the policy.

The net death benefit under the policy is excludable from the gross income of the beneficiary. However, in some circumstances federal estate tax may apply to the net death benefit or the policy value.

A policy may be considered a modified endowment contract. This may occur if the total payments during the first seven policy years exceed the total net level payments payable if the policy had provided certain paid-up future benefits after seven level annual payments. If the policy is considered a modified endowment contract, all distributions during the insured's lifetime, including policy loans, partial withdrawals, surrenders, pledges and assignments, will be taxed on an income-out first basis. Also, a 10% penalty tax may be imposed on that part of a distribution that is includible in income. See Federal Tax Considerations - Modified Endowment Contracts on page 39.


DESCRIPTION OF TRANSAMERICA, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

Transamerica Occidental Life Insurance Company, or Transamerica, is a stock life insurance company incorporated under the laws of the State of California on June 30, 1906. Transamerica is principally engaged in the sale of life insurance and annuity policies. The home office of Transamerica is 1150 South Olive Street, Los Angeles, California 90015.

Transamerica Corporation, a subsidiary of AEGON N.V., indirectly owns the issuing company, Transamerica Occidental Life Insurance Company.

INSURANCE MARKETPLACE STANDARDS
ASSOCIATION

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association, or IMSA.

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

THE SEPARATE ACCOUNT

Transamerica Occidental Life Separate Account VUL-1, designated as the separate account, was established by us as a separate account under the laws of the State of California, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management of the investment practices or policies of the separate account.


The assets used to fund the variable part of the policies are set aside in the separate account. The assets of the separate account are owned by Transamerica, but they are held separately from our other assets. Section 10506 of the California Insurance Code provides that the assets of a separate account are not chargeable with liabilities arising out of any other business operation of the insurance company, except to the extent provided in the policies. Income, gains and losses incurred on the assets in the separate account, whether or not realized, are credited to or charged against the separate account without regard to our other income, gains or losses. Therefore, the investment performance of the separate account is entirely independent of the investment performance of our general account assets or any other separate account maintained by us.

The separate account currently has nineteen sub-accounts available for investment, each of which invests solely in a specific corresponding mutual fund portfolio. Changes to the sub-accounts may be made at our discretion. All sub-accounts may not be available in all jurisdictions.

THE PORTFOLIOS

The portfolios are open-end management investment companies or portfolios of series, open-end management companies registered with the SEC under the 1940 Act and are usually referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio as retained assets.





THE SUB-ACCOUNTS AVAILABLE UNDER THE
POLICIES INVEST IN THE FOLLOWING PORTFOLIOS

o        The Income & Growth Portfolio of The Alger American Fund
                                          -----------------------

o The Growth and Income Portfolio and The Premier Growth Portfolio of the Alliance Variable Products Series Fund, Inc.

o The Appreciation Portfolio and The Small Cap Portfolio of the Dreyfus Variable Investment Fund --------------------------------

o The Balanced Portfolio and The Worldwide Growth Portfolio of the Janus Aspen Series ------------------

o The Emerging Growth Series, The Growth With Income Series and The Research Series of the MFS Variable ------------ Insurance Trust

o The Emerging Markets Equity Portfolio, The Fixed Income Portfolio, The High Yield Portfolio, and The International Magnum Portfolio of the Morgan Stanley Universal Institutional Funds, Inc.

o The Managed Portfolio and The Small Cap Portfolio of the OCC Accumulation Trust ----------------------

o The StocksPLUS Growth and Income Portfolio of the PIMCO Variable Insurance Trust ------------------------------

o........The Growth Portfolio and The Money Market Portfolio of the Transamerica
Variable Insurance Fund, Inc.

THE POLICY

The policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the policy issued and the general policy description contained in this prospectus because of requirements of the state where your policy is issued. Some of the state specific differences are included in the prospectus, but the prospectus does NOT include references to all state specific differences. All state specific policy features will be described in your policy.



APPLICATION FOR A POLICY

We offer policies to proposed insureds 80 years old and younger. In some jurisdictions, however, the policy is not available to proposed insureds less than 18 years old. After receiving a completed application from a prospective policy owner, we will begin underwriting to decide the insurability of the proposed insured. We may require medical examinations and other information before deciding insurability. We issue a policy only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

If a prospective policy owner makes an initial payment of at least one minimum monthly payment, we will issue a conditional receipt which provides fixed conditional insurance, but not until after all its conditions are met. Included in these conditions are the completion of both parts of the application, completion of all underwriting requirements, and the proposed insured must be insurable under our rules for insurance under the policy, in the amount, and in the underwriting class applied for in the application. After all conditions are met, the amount of fixed conditional insurance provided by the conditional receipt will be the amount applied for, up to a maximum of $250,000 for persons age 16 to 65 and insurable in a standard underwriting class, and up to $100,000 for all other ages and underwriting classes.

If you make payments before the date of issuance, we will allocate the payments initially to the fixed account within two business days of receipt of the payments at our Variable Life Service Center. If the policy is not issued, we will return to you the amount of your payments.

If your application is approved and the policy is issued, we will allocate your policy value within two days of the date we approve your application according to your allocation instructions. However, if your policy provides for a full refund of payments under its right to examine policy provision as required in your state, we will initially allocate your sub-account investments to the sub-account investing in the Money Market portfolio. We will also transfer interest earned in the fixed account allocable to the portion of your payment designated by you for the separate account. This allocation to the Money Market sub-account will be effective for four calendar days plus the state free look period. After this, we will allocate all amounts to the sub-accounts according to your investment choices.

TERM LIFE INSURANCE CONVERSIONS

Owners of term life insurance policies issued by us may convert their term insurance coverage to coverage under a policy without providing new evidence of insurability, within limits. Conversions are subject to the provisions of any conversion option attached to the term life insurance policy or to any change of plan option attached to certain term-like insurance policies. Generally, a conversion permits an owner of a term life insurance policy to replace the term life insurance coverage with an equal amount of life insurance coverage issued under a Transamerica Tribute(R) policy. This is done under a policy issued on the same insured at the same underwriting class, if available under the policy, as on the term policy, without providing new evidence of insurability. Requests for a change in underwriting class or other changes generally will require new evidence of insurability, however.

FREE LOOK PERIOD

The policy provides for a free look period. You have the right to examine and cancel your policy by returning it to us or to one of our representatives by the later of:

o        45 days after the application for the policy is signed; or

o 10 days after you receive the policy, or a longer period as required by state law for replacement policies or for other reasons. We refer to this 10 day or longer time period as the state free look period.

In some states, the 45 day period noted above does not apply, and only the 10 day or longer provision applies.

If your policy provides for a full refund under its right to examine policy provision as required in your state, your refund will be the total payments made to the policy.

If your policy does not provide for a full refund, you will receive:


o        amounts allocated to the fixed account; PLUS

o        the policy value in the separate account; PLUS

o        all fees, charges and tax deductions which have been imposed.

We may delay a refund of any payment made by check until the check has cleared your bank.

After an increase in face amount as a result of your written request, we will mail or deliver a notice of a free look period for the increase. You will have the right to cancel the increase by the LATER of:

o        45 days after the application for the increase is signed; OR

o 10 days after you receive the new policy specification pages issued for the increase.

On canceling the increase, you will receive a credit to your policy value of charges deducted for the increase. We will refund to you the amount to be credited if you request. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE

Within 24 months of the date of issue or of the effective date of an increase in face amount, you can convert your policy into a non-variable policy by transferring the value in the sub-accounts to the fixed account. The conversion will take effect at the end of the valuation period in which we receive, at our Variable Life Service Center, notice of the conversion satisfactory to us. There is no charge for this conversion.

We will allocate all future payments to the fixed account, unless you instruct us otherwise.

PAYMENTS

Payments are payable to Transamerica Occidental Life Insurance Company. Payments may be made by mail to our Variable Life Service Center or through our authorized representative. All net payments after the initial payment are credited to the separate account or fixed account on the valuation date of receipt at the Variable Life Service Center. You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the policy will remain in force. The policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the final payment date or skip planned payments.

You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your policy. The minimum payment allowed under this method is $50.

The policy does not limit payments as to frequency and number. However, no payment may be less than $100 without our consent. Payments must be sufficient to provide a positive surrender value at the end of each policy month or the policy may lapse. During the first 48 policy months following the date of issue or the effective date of an increase in face amount, a guarantee may apply to prevent the policy from lapsing. The guarantee will apply during this period if we receive payments from you that, when reduced by outstanding loans, partial withdrawals and partial withdrawal charges, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the policy, increase in face amount or policy change that causes a change in the minimum monthly payment has been in force. Making monthly payments equal to the minimum monthly payments does not guarantee that the policy will remain in force, except as stated in this paragraph.

Under the Guaranteed  Death Benefit Rider,  if you make payments of a sufficient
amount,  net  of  partial  withdrawals,   partial  withdrawal  charges  and  any
outstanding loans, we guarantee that your policy will not lapse.

In order to maintain this guarantee, on each policy anniversary through the final payment date, the total of your payments received by us, NET OF:

o        partial withdrawals;

o        partial withdrawal charges; and

o        any outstanding loans
must at least equal the guaranteed death benefit premium TIMES the number of policy years since the policy was issued.

The guaranteed death benefit premiums are currently:

o        90% of the guideline level premium if you elected the level option; OR

o    75% of the guideline level premium if you elected the adjustable option.

A policy change may affect the amount of payments necessary to keep the rider in force. Certain other conditions may apply, and once terminated, this rider may not be reinstated. The rider may not be available in all jurisdictions and is not available in Texas.

Total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with:

o        a change in face amount;

o        the addition or deletion of a rider; or

o        a change between the level option and adjustable option.

Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. Any part of the payments greater than that amount will first be applied as a loan repayment, if you have an outstanding loan, and any remainder will be returned to you. We will refund to you any excess amount, including interest, not later than 60 days after the end of the policy year in which the excess payment occurred.

However, we will accept a payment needed to prevent policy lapse during a policy year. The amount refundable will not exceed the surrender value of the policy. If the entire surrender value is refunded, we will treat the transaction as a full surrender of your policy.

ALLOCATION OF NET PAYMENTS

The net payment equals the payment made LESS the payment expense charge. In the application for your policy, you decide the initial allocation of the net payment among the fixed account and the sub-accounts. You may allocate net payments to one or more of the sub-accounts, but may not have policy value in more than nineteen sub-accounts, plus the fixed account, at once. The minimum amount that you may allocate to a sub-account is 1.0% of the net payment. Allocation percentages must be in whole numbers (for example, 331/3% may not be chosen) and the combined percentages must total 100%.

You may change the allocation of future net payments by written request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application. The policy of Transamerica and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses from unauthorized or fraudulent instructions. We require that callers on behalf of a policy owner identify themselves by name and identify the policy owner by name, date of birth and social security number. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at our Variable Life Service Center. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The policy value of each sub-account will vary with the investment experience of the portfolio in which the sub-account invests. You bear this investment risk. Investment performance may also affect the death benefit. Review your allocations of payments and policy value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

Subject to our then current rules, you may transfer amounts among the sub-accounts or between one or more sub-accounts and the fixed account. You may not transfer that portion of the policy value held in the fixed account that secures a policy loan.



The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

o        minimum amount that may be transferred;

o minimum amount that may remain in a sub-account following a transfer from that sub-account;

o        minimum period between transfers involving the fixed account; or

o        maximum amounts that may be transferred from the fixed account.

Transfers involving the fixed account are currently permitted only if:

o there has been at least a 90 day period since the last transfer from the fixed account; AND

o the amount transferred from the fixed account in each transfer does not exceed the lesser of $100,000 or 25% of the policy value.

These rules are subject to change by us.

We will make transfers at your written request or telephone request, as described in THE POLICY - Allocation of Net Payments. Transfers are effected at the value next computed after receipt of the transfer order, except for automatic transfers.

You may apply for automatic transfers under either the dollar cost averaging, or DCA option, or the automatic account rebalancing, or AAR option, by submitting your written request to our Variable Life Service Center. Transfers under either DCA or AAR are generally effective on the 15th day of each scheduled month. If your written request is received by us prior to the 15th of the month, your option may begin as early as the 15th of the month in which we receive your request. Otherwise, your option may begin as early as the 15th of the following month. You may cancel your election of an option by written request at any time with regard to future transfers. The DCA option and the AAR option may not be effective at the same time on your policy. If you elect one option and, at a later date, submit written request for the other option, your new written request will be honored, and the previously elected option will be automatically terminated.
DOLLAR COST AVERAGING OR DCA

This option allows you to systematically transfer a set dollar amount from the Money Market sub-account on a monthly, quarterly, or semi-annual basis to one or more other sub-accounts. The minimum amount of each DCA transfer from the Money Market sub-account is $100, and you may not have value in more than nineteen sub-accounts, including the Money Market sub-account, at any time. The DCA option is designed to reduce the risk of your purchasing units only when the price of the units is high, but you should carefully consider your financial ability to continue the option over a long enough period of time to purchase units when their value is low as well as when it is high. The DCA option does not assure a profit or protect against a loss. The DCA option will terminate automatically when the value of your Money Market sub-account is depleted.

There is no additional charge for electing the DCA option. Transfers to the fixed account are not permitted under the DCA option. We reserve the right to terminate the DCA option at any time and for any reason.

AUTOMATIC ACCOUNT REBALANCING OR AAR

Once your net payments and requested transfers have been allocated among your sub-account choices, the performance of each sub-account may cause your allocation to shift such that the relative value of one or more sub-accounts is no longer consistent with your overall objectives. Under the AAR option, the balances in your selected sub-accounts can be restored to the allocation percentages you elect on your written request by transferring values among the sub-accounts. You may not have value in more than nineteen sub-accounts at any time. The minimum percentage allocation without our consent is 5% for each selected sub-account. Percentage allocations must be in whole numbers. The AAR option is available on a quarterly, semi-annual or annual basis. The minimum total amount of the transfers under the AAR option is $100 per scheduled date. If the total transfer amount is less than $100, no transfer will occur on that scheduled date. The AAR option does not guarantee a profit or protect against a loss.

There is no additional charge for electing the AAR option. Transfers to the fixed account are not permitted under the AAR option. We reserve the right to terminate the AAR option at any time and for any reason.

The first 12 transfers in a policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25.

The first automatic transfer for the elected DCA or AAR option counts as one transfer toward the 12 free transfers allowed in each policy year. Each subsequent automatic transfer for the elected option is free, and does not reduce the remaining number of transfers that are free in a policy year.

The following transfers will not count toward the 12 free transfers:

o        any transfers made for a conversion privilege;

o transfers to or from the Money Market sub-account during the free-look period if your policy provides for a full refund of payments under the free-look provision;

o        transfers because of a policy loan or a policy loan repayment; and

o        transfers because of a material change in investment policy.

DEATH BENEFIT

If the policy is in force on the date the insured dies, we will, with due proof of death, pay the net death benefit to the named beneficiary. We will normally pay the net death benefit within seven days of receiving due proof of the insured's death, but we may delay payment of net death benefits. The beneficiary may receive the net death benefit in a lump sum or under a payment option.

If the insured dies on or before the final payment date and before the paid-up insurance option is exercised, the net death benefit is:

o the death benefit provided under the level option or adjustable option, whichever is elected and in effect on the date of death; PLUS

o    any other insurance on the insured's life that is provided by rider; MINUS

o any outstanding loan and any due and unpaid partial withdrawals, partial withdrawal charges and monthly insurance protection charges through the policy month in which the insured dies.

If the insured dies after the final payment date and except as otherwise provided in the Guaranteed Death Benefit Rider, the net death benefit is:

o        101% of the policy value; MINUS

o any outstanding loan and any due and unpaid partial withdrawals and partial withdrawal charges.

If the paid-up insurance option is exercised, the net death benefit is the paid-up insurance amount minus any outstanding loan.

In most states, we will compute the net death benefit on the date we receive due proof of the insured's death.

LEVEL OPTION AND ADJUSTABLE OPTION

The policy provides two death benefit options through the final payment date and before the paid-up insurance option is exercised: the level option and the adjustable option. You choose the desired option in the application. You may change the option once per policy year by written request. There is no charge for a change in option.

Under the level option, the death benefit is the GREATER of the:

o        face amount; OR

o        guideline minimum sum insured.

Under the adjustable option, the death benefit is the GREATER of the:

o        face amount PLUS policy value; OR

o        guideline minimum sum insured.

Under both the level option and adjustable option, the death benefit provides insurance protection. Under the level option, the death benefit is level unless the guideline minimum sum insured exceeds the face amount; then, the death benefit varies as the policy value changes. Under the adjustable option, the death benefit always varies as the policy value changes.

At any face amount, the death benefit will be greater under the adjustable option than under the level option because the policy value is added to the face amount and included in the death benefit. (If, however, the death benefit is the guideline minimum sum insured, then the death benefit will be the same.) However, the monthly insurance protection charge will be greater under the adjustable option and, therefore, policy value will accumulate at a slower rate than under the level option.

If you desire to have payments and investment performance reflected in the death benefit, you should choose the adjustable option. If you desire to have payments and investment performance reflected to the maximum extent in the policy value, you should select the level option.

GUIDELINE MINIMUM SUM INSURED - The guideline minimum sum insured is a percentage of the policy value as set forth in Appendix A - Guideline Minimum Sum Insured Table. The guideline minimum sum insured is computed in accordance with federal income tax laws to ensure that the policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary.

ILLUSTRATION OF THE LEVEL OPTION - In this illustration, assume that the insured is currently age 40 and that there is no outstanding loan.

Under the level option, a policy with a $100,000 face amount will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 250% of policy value, if the policy value exceeds $40,000 the death benefit will exceed the $100,000 face amount. In this example, each dollar of policy value above $40,000 will increase the death benefit by $2.50. For example, a policy with a policy value of $50,000 will have a guideline minimum sum insured of $125,000 ($50,000 x 2.50); policy value of $60,000 will produce a guideline minimum sum insured of $150,000 ($60,000 x 2.50); and policy value of $75,000 will produce a guideline minimum sum insured of $187,500 ($75,000 x 2.50).

Similarly, if policy value exceeds $40,000, each dollar taken out of policy value will reduce the death benefit by $2.50. If, for example, the policy value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $150,000 to $125,000. If, however, the product of the policy value times the applicable percentage from the table in Appendix A is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the insured's age increases. If the insured's attained age in the above example were, for example, 50 rather than 40, the applicable percentage would be 185%. The death benefit would not exceed the $100,000 face amount unless the policy value exceeded $54,054 rather than $40,000, and each dollar then added to or taken from policy value would change the death benefit by $1.85.

ILLUSTRATION OF THE ADJUSTABLE OPTION - In this illustration, assume that the insured is age 40 and that there is no outstanding loan.

Under the adjustable option, a policy with a face amount of $100,000 will produce a death benefit of $100,000 plus policy value. For example, a policy with policy value of $10,000 will produce a death benefit of $110,000 ($100,000 + $10,000); policy value of $25,000 will produce a death benefit of $125,000 ($100,000 + $25,000); policy value of $50,000 will produce a death benefit of $150,000 ($100,000 + $50,000). However, the death benefit must be at least 250% of the policy value. Therefore, if the policy value is greater than $66,667, 250% of that amount will be the death benefit, which will be greater than the face amount plus policy value. In this example, each dollar of policy value above $66,667 will increase the death benefit by $2.50. For example, if the policy value is $70,000, the guideline minimum sum insured will be $175,000 ($70,000 x 2.50); policy value of $80,000 will produce a guideline minimum sum insured of $200,000 ($80,000 x 2.50); and policy value of $90,000 will produce a guideline minimum sum insured of $225,000 ($90,000 x 2.50).

Similarly, if policy value exceeds $66,667, each dollar taken out of policy value will reduce the death benefit by $2.50. If, for example, the policy value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $200,000 to $175,000. If, however, the product of the policy value times the applicable percentage is less than the face amount plus policy value, then the death benefit will be the current face amount plus policy value.

The applicable percentage becomes lower as the insured's age increases. If the insured's attained age in the above example were 50, the death benefit must be at least 185% of the policy value. The death benefit would be the sum of the policy value plus $100,000 unless the policy value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the policy would change the death benefit by $1.85.

CHANGE TO LEVEL OR ADJUSTABLE OPTION

You may change the death benefit option once each policy year by written request, within limits noted in Level Option and Adjustable Option provision. Changing options will not require evidence of insurability. The change takes effect on the monthly processing date on or next following the date of receipt of the written request. We will impose no charge for changes in death benefit options.

If you change the level option to the adjustable option, we will decrease the face amount to equal:

o        the death benefit under the level option; MINUS

o        the policy value on the date of the change.

The change may not be made if the face amount would fall below $50,000. After the change from the level option to the adjustable option, future monthly insurance protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the face amount unless the guideline minimum sum insured applies. No surrender charges will be imposed for the decrease in face amount resulting solely because of a change in death benefit options from the level option to the adjustable option.


If you change the adjustable option to the level option, we will increase the face amount, and the new face amount will be equal to the death benefit under the adjustable option on the date of change. The death benefit will be the GREATER of:

o        the new face amount; OR

o        the guideline minimum sum insured.

No new surrender charge rates or new surrender charge period will be imposed solely because of a change in death benefit options. After the change from the adjustable option to the level option, an increase in policy value will reduce the insurance protection amount and the monthly insurance protection charge. A decrease in policy value will increase the insurance protection amount and the monthly insurance protection charge.

A change in death benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. If this occurs, we will pay the excess to you.

CHANGE IN FACE AMOUNT

You may increase or decrease the face amount by written request. An increase or decrease in the face amount takes effect on the later of:

o the monthly processing date on or next following the date of receipt of your written request; OR

o the date of our approval of your written request, if evidence of insurability is required.

INCREASES - You must submit evidence of insurability satisfactory to us with your written request for an increase. The consent of the insured is also required whenever the face amount is increased. An increase in face amount may not be less than $10,000. You may not increase the face amount after the insured reaches age 80. A written request for an increase must include a payment if the surrender value is LESS than the SUM of:

o        $40; PLUS

o        two minimum monthly payments.


On the effective date of each increase in face amount, we will deduct a transaction charge of $40 from policy value for administrative costs. In some jurisdictions, there is no transaction charge assessed for an increase in face amount. In these jurisdictions, a payment must accompany a request for a face amount increase if the surrender value is less than two minimum monthly payments. You may allocate the deduction to one sub-account. If you make no allocation we will make a pro rata allocation. We will also compute surrender charges for the increase. An increase in the face amount will increase the insurance protection amount and, therefore, the monthly insurance protection charges. We will provide you new specification pages for the policy indicating the effective date of the increase and any additional charges due to the increase.

After increasing the face amount, you will have the right, during a free look period, to have the increase canceled. If you exercise this right, we will credit to your policy the charges deducted for the increase, unless you request a refund of these charges. We will also cancel any surrender charges for the increase.

DECREASES - You may decrease the face amount by written request. The minimum amount for a decrease in face amount is $10,000.

The minimum face amount in force after a decrease is $50,000. We may limit the decrease or return policy value to you, as you choose, if the policy would not comply with the maximum payment limitation under federal tax law. A return of policy value may result in tax liability to you.

A decrease in the face amount will lower the insurance protection amount and, therefore, the monthly insurance protection charge. In computing the monthly insurance protection charge, a decrease in the face amount will reduce the face amount in inverse order, for example, first, the most recent increase, then the next most recent increases, then the initial face amount.

On the effective date of a decrease in the face amount, we will deduct from the policy value a transaction charge of $40 and, if applicable, any surrender charges. You may allocate the deduction to one sub-account. If you make no allocation, we will make a pro rata allocation. We will reduce the surrender charge by the amount of any surrender charge deducted. We will provide you with new specification pages indicating the effective date of the decrease and the new minimum monthly payment, if any.

OPTION TO ACCELERATE DEATH BENEFITS
(LIVING BENEFITS RIDER)

Subject to state law and approval, you may elect to add the option to accelerate death benefits, the Living Benefits Rider, to your policy. There is no direct charge for this rider. The rider allows you to receive a portion of the net death benefit while the insured is alive, subject to the conditions of the rider. You may submit a written request to receive the living benefit under this rider if the policy is in force and a qualified physician certifies that the insured has an illness or physical condition which is likely to result in the insured's death within 12 months. You may receive the living benefit either in a single sum or in 12 equal payments. The option may only be exercised once under the policy.

The amount you may receive is based on the option amount. The option amount is the portion of the death benefit you elect to apply under the rider as an accelerated death benefit. The option amount must be at least $25,000 and may not exceed the smallest of:

o        one-half of the death benefit on the  date the option is elected; OR

o the amount that would reduce the face amount to $100,000, our current minimum issue limit; OR

o        $250,000.

The living benefit is the lump sum benefit under this rider and is the amount used to determine the monthly benefit under the rider. It is the actuarially calculated present value of the option amount adjusted to reflect the actuarial present value of lost future mortality charges and to reflect any outstanding loans. The methodology used in this calculation is on file with state departments of insurance, where required. Subject to state law, an expense charge of $150 will be deducted from policy value if you exercise the option under this rider.

If you elect to exercise this option, your policy will be affected as follows:

o a portion of the outstanding loan will be deducted from the living benefit, while the remaining outstanding loan will continue in force;

o the policy's death benefit will be decreased by the option amount, with insurance decreased or eliminated in inverse order, starting with the most recent face amount increase and ending with the initial face amount; and

o the policy value will be reduced in the same proportion as the reduction in the death benefit.

To the extent of the decrease in face amount as a result of exercising the option, we will waive any surrender charges which would otherwise apply to that decrease in face amount.

The rider is intended to provide a qualified accelerated death benefit that is excludable from gross income for federal income tax purposes. Whether any tax liability may be incurred, however, depends upon a number of factors.

The rider may not be available in all jurisdictions.

POLICY VALUE

The policy value is the total value of your policy. It is the SUM of:

o your accumulation in the fixed account, including amounts securing any outstanding loans; PLUS

o        the value of your units in the sub-accounts.

There is no guaranteed minimum policy value. Policy value on any date depends on variables that can not be predetermined.

Your policy value is affected by the:

o        frequency and amount of your net payments;

o        interest credited in the fixed account;

o        investment performance of your sub- accounts;

o        partial withdrawals;

o        loans, loan repayments and loan interest paid or credited;

o        charges and deductions under the policy; and

o        the death benefit option.

COMPUTING POLICY VALUE - We compute the policy value on the date of issue and on each valuation date. On the date of issue, the policy value is:

o the value of the amounts allocated to the fixed account and sub-accounts, net of mortality and expense risk charges, administration charges and portfolio expenses; MINUS

o        the monthly insurance protection charge due.

On each valuation date after the date of issue, the policy value is the SUM of:

o        accumulations in the fixed account; PLUS

o        the SUM of the PRODUCT of:

     a)  the number of units in each sub-account; TIMES

     b)  the value of a unit in each sub-account on the valuation date.

THE UNIT - We allocate each net payment to the sub-accounts you select. We credit allocations to the sub-accounts as units. Units are credited separately for each sub-account.

The number of units of each sub-account credited to the policy is the QUOTIENT of:

o        that part of the net payment allocated to the sub-account; DIVIDED BY

o the dollar value of a unit on the valuation date the payment is received at our Variable Life Service Center.

The number of units will remain fixed unless changed by a split of unit value, transfer, loan, partial withdrawal or surrender. Also, each deduction of charges from a sub-account will result in the cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from valuation date to valuation date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the portfolio in which the sub-account invests.

The value of each unit was set at $10.00 on the first valuation date of each sub-account, except that the value for the Money Market sub-account was set at $1.00. The value of a unit on any valuation date after the first valuation date is the PRODUCT of:

o        the dollar value of the unit on the preceding valuation date; TIMES

o        the net investment factor.

NET INVESTMENT FACTOR - The net investment factor measures the investment performance of a sub-account during the valuation period that has just ended. The net investment factor is the result of (a) plus (b), divided by (c), minus
(d) and minus (e) where:

a) is the net asset value per share of a portfolio held in the sub-account determined at the end of the current valuation period;

b) is the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the ex-dividend date occurs during the current valuation period;

c) is the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period;

d)       is a charge for mortality and expense risks; and

e) is a charge for administration during a period not exceeding the first twenty policy years.

MATURITY BENEFITS

If the insured is alive on the maturity date, we will pay the surrender value as of the maturity date to you. The surrender value may be paid in a single sum or under a payment option as described below.

PAYMENT OPTIONS

The net death benefit payable may be paid in a single sum or under one or more of the payment options we are then offering. Payment options are paid from our general account and are not based on the investment experience of the separate account. These payment options also are available at the maturity date or if the policy is surrendered. If no election is made, we will pay the net death benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add optional insurance benefits to the policy by rider, as described in Appendix B - Optional Insurance Benefits. The cost of optional insurance benefits becomes part of the monthly insurance protection charge, except that the Guaranteed Death Benefit Rider cost is a one time transaction charge of $25 deducted on the first monthly processing date. All riders may not be available in all jurisdictions, and the names of the riders may vary by jurisdiction.

SURRENDER

You may surrender the policy and receive its surrender value. The surrender value is:

o        the policy value; MINUS

o        any outstanding loan and surrender charges.

We will compute the surrender value on the valuation date on which we receive your written request for surrender. We will deduct a surrender charge if you surrender the policy within 10 full policy years of the date of issue or of an increase in face amount.

The surrender value may be paid in a lump sum or under a payment option then offered by us. We will normally pay the surrender value within seven days following our receipt of your written request. We may delay benefit payments under the circumstances described in OTHER POLICY PROVISIONS - Delay of Payments. For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS.



PARTIAL WITHDRAWAL

After the first policy year and before the paid-up insurance option is exercised, you may withdraw part of the surrender value of your policy by written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the fixed account. If you do not provide allocation instructions, we will make a pro rata allocation. Each partial withdrawal must be at least $500. Under the level option, the face amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce the level option face amount below $50,000.

On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. We will normally pay the partial withdrawal within seven days following our receipt of written request. We may delay payment as described in OTHER POLICY PROVISIONS - Delay of Payments. For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

PAID-UP INSURANCE OPTION

On written request, you may elect life insurance coverage, usually for a reduced amount, for the life of the insured with no further premiums due. The paid-up insurance will be the amount that the surrender value can provide as a net single premium applied at the insured's age and underwriting class on the date this option is elected. If the surrender value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners Ultimate 1980 Standard Ordinary Mortality Tables, smoker or non-smoker, male or female or unisex with increases in the tables for non-standard risks. Interest will not be less than 4.5% annually.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICY OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

o as described above, the paid-up insurance benefit will be computed differently from the net death benefit and the death benefit options will not apply;

o we will not allow transfers of policy value from the fixed account back to the separate account;

o        you may not make further payments;

o you may not increase or decrease the face amount or make partial withdrawals; and

o        riders will continue only with our consent.

You may, after electing paid-up insurance, surrender the policy for its net cash value. The guaranteed cash value is the net single premium for the paid-up insurance at the insured's age. The net cash value is the cash value less any outstanding loan. The cash value will equal the guaranteed cash value unless we credit interest at a rate higher than 4.5% annually. We will transfer the portion of the policy value in the sub-accounts of the separate account to the fixed account on the date we receive your written request to elect the paid-up insurance option.

On election of reduced paid-up insurance, the policy could become a modified endowment contract. If a policy becomes a modified endowment contract, policy loans, partial withdrawals or surrender will receive unfavorable federal tax treatment.

CHARGES AND DEDUCTIONS

The following charges will apply to your policy under the circumstances described. Some of these charges apply throughout the policy's duration. Other charges apply only if you choose options under the policy. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policies. Services and benefits provided by us include:

o        the death benefits, cash and loan benefits provided by the policy;

o        investment options, including net payment allocations;

o        administration of various elective options under the policy; and

o        the distribution of various reports to policy owners.

Costs and expenses incurred by us include:

o those associated with underwriting applications and changes in face amount and riders;

o various overhead and other expenses associated with providing the services and benefits related to the policy;

o        sales and marketing expenses; and

o other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks assumed by us include the risks that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected, and that the costs of providing the services and benefits under the policies will exceed the charges deducted.

PAYMENT EXPENSE CHARGE

Currently, we deduct 4.0% of each payment as a payment expense charge. This charge is for state and local premium taxes, federal income tax treatment of deferred acquisition costs, and certain policy sales and administrative expenses.

Premium tax rates vary from state to state and are a percentage of payments made by policy owners to us. Currently, rates in the fifty states and the District of Columbia range between 0.50% and 3.50%. Since we are subject to retaliatory tax, the effective premium tax for us typically ranges between 2.35% and 3.5%. Typically, we pay premium taxes, including retaliatory tax in all jurisdictions, but the payment expense charge would be deducted, even if we were not subject to premium or retaliatory tax in a state.

We may increase or decrease the payment expense charge to reflect changes in our expenses for taxes.

MONTHLY INSURANCE PROTECTION CHARGE

On each monthly processing date through the final payment date, we will deduct a monthly insurance protection charge from your policy value. This charge is the cost for insurance protection under the policy, including optional insurance benefits provided by rider.

We deduct the monthly insurance protection charge on each monthly processing date starting with the date of issue. You may allocate monthly insurance protection charges to one sub-account. If you make no allocation, we will make a pro rata allocation. If the sub-account you chose does not have sufficient funds to cover the monthly insurance protection charges, we will make a pro rata allocation. We will deduct no monthly insurance protection charges after the final payment date.

COMPUTING MONTHLY INSURANCE PROTECTION CHARGE - We designed the monthly insurance protection charge to compensate us for the anticipated cost of paying net death benefits under the policies, as well as to compensate us for a part of our acquisition costs, taxes, and administrative expenses. The charge is computed monthly for the initial face amount and for each increase in face amount. Monthly insurance protection charges can vary.

For the initial face amount under the level option, the monthly insurance protection charge is the PRODUCT of:

o        the insurance protection rate TIMES

o        the DIFFERENCE between:

a)       the initial face amount; AND

b) the policy value, MINUS any rider charges at the beginning of the policy month divided by 1,000.

Under the level option, the monthly insurance protection charge decreases as the policy value increases if the guideline minimum sum insured is not in effect.

For the initial face amount under the adjustable option, the monthly insurance protection charge is the PRODUCT of:

o        the insurance protection rate TIMES

o        the initial face amount,

divided by 1,000.
For each increase in face amount under the level option, the monthly insurance protection charge for the increase is the PRODUCT of:

o        the insurance protection rate for the increase TIMES

o        the DIFFERENCE between:

(a)      the increase in face amount; AND

(b) any policy value, MINUS any rider charges, GREATER than the initial face amount at the beginning of the policy month and not allocated to a prior increase;

divided by 1,000.

For each increase in face amount under the adjustable option, the monthly insurance protection charge is the PRODUCT of:

o        the insurance protection rate for the increase TIMES

o        the increase in face amount,

divided by 1,000.

If the guideline minimum sum insured is in effect under either option, we will compute a monthly insurance protection charge for that part of the death benefit subject to the guideline minimum sum insured that exceeds the current death benefit not subject to the guideline minimum sum insured.

This charge is the PRODUCT of:

o        the insurance protection rate for the initial face amount, TIMES

o        the DIFFERENCE between the guideline minimum insured AND:

a) the GREATER of the face amount OR the policy value, if you selected the level option, divided by 1,000; OR

b) the face amount PLUS the policy value, if you selected the adjustable option, divided by 1,000.

We will adjust the monthly insurance protection charge for any decreases in face amount. INSURANCE PROTECTION RATES - We base insurance protection rates on the:

o        male, female or unisex rate table,

o        age and underwriting class of the insured; AND

o        the effective date of an increase or date of any rider.

For unisex policies, sex-distinct rates do not apply. Unisex rates are not available in all jurisdictions. For policies issued subject to Montana's jurisdiction, unisex rates apply to all policies. For the initial face amount, the insurance protection rates are based on the insured's age at the beginning of each policy year. For an increase in face amount or for a rider, the insurance protection rates are based on the insured's age on the effective date of the increase or rider and, thereafter, on each anniversary of the effective date of the increase or rider.

We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the policy. These guaranteed rates are based on the Commissioners 1980 Ultimate Standard Ordinary Mortality Tables, smoker or non-smoker, and the insured's sex, except for policies for which unisex rates apply and age, with increases in the Tables for non-standard risks.

The tables used for this purpose set forth different mortality estimates for males and females, and for smokers and non-smokers. Unisex rates use male rates. Any change in the insurance protection rates will apply to all insureds of the same age, sex and underwriting class, whose policies have been in force for the same period.

The underwriting class of an insured will affect the insurance protection rates. We currently place insureds into preferred underwriting classes, preferred non-standard underwriting classes, standard underwriting classes and non-standard underwriting classes.

The underwriting classes are also divided into two categories: smokers and non-smokers. We will place an insured under age 18 at the date of issue in a standard or non-standard underwriting class. We will then classify the insured as a smoker at age 18 unless we receive satisfactory evidence that the insured is a non-smoker. Prior to the insured's age 18, we will give you notice of how the insured may be classified as a non-smoker. In some jurisdictions, policies are not available for proposed insureds who are less than 18 years old.

We compute the insurance protection rate separately for the initial face amount and for any increase in face amount. However, if the insured's underwriting class improves on an increase, the lower insurance protection rate will apply to the total face amount.

CHARGES AGAINST OR REFLECTED IN THE
ASSETS OF THE SEPARATE ACCOUNT

We assess each sub-account with a charge for mortality and expense risks we assume and, during the first 20 policy years, a charge for administration expenses related to the separate account. Portfolio expenses are also reflected in the value of the assets of the separate account.

ADMINISTRATION CHARGE - For a period not to exceed the first 20 policy years, we may impose a daily charge at an annual rate of 0.15% of the daily net asset value in each sub-account. The charge is to help reimburse us for administrative expenses incurred in the administration of the separate account and the sub-accounts.

The administrative functions and expenses we assume for the separate account and the sub-accounts include:

o        clerical, accounting, actuarial and legal services;

o        rent, postage, telephone, office equipment and supplies;

o    the  expenses  of  preparing  and  printing  registration   statements  and
     prospectuses which are not allocable to sales expense; and

o        regulatory filing fees and other fees.

Currently, the administration charge is waived after the tenth policy year subject to state law, but we reserve the right to impose the charge after the tenth policy year.

MORTALITY AND EXPENSE RISK CHARGE - We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each sub-account. This charge compensates us for assuming mortality and expense risks for variable interests in the policies. We may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%. We may realize a profit from this charge.

The mortality risk we assume is that insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the policies will exceed those compensated by the administration charges in the policies.

PORTFOLIO EXPENSES - The value of the units of the sub-accounts will reflect the management fee and other expenses of the portfolios whose shares the sub-accounts purchase. The management fees and other expenses of the portfolios are listed above under SUMMARY - What are the Expenses and Fees of the Portfolios. The prospectuses and Statements of Additional Information of the portfolios contain more information concerning the fees and expenses.

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes.

SURRENDER CHARGES

The policy's surrender charges are designed to reimburse us for part of the costs of product research and development, underwriting, policy administration, surrendering the policy and part of sales expenses, including commissions to our agents, advertising, and the printing of prospectuses and sales literature.

Surrender charges are computed on the date of issue for the initial face amount. Surrender charges apply for ten years from the date of issue. We impose surrender charges only if, during the time the charges are effective, you request a full surrender of your policy or a decrease in face amount.


New surrender charges are computed for any increase in face amount. Surrender charges for a face amount increase apply for ten years from the date the increase is effective. The new surrender charges computed for an increase in face amount apply only to the face increase.

We compute each surrender charge based on a rate per $1,000 of the related face amount. The rate that applies to your policy is based on whether:

o        the insured is male or female;

o        the insured's age; and

o    the number of years during which the surrender charges have been effective.

Male rates are used if the policy is issued using unisex rates. The surrender charge rate for the initial face amount decreases each policy year on the policy anniversary. The surrender charge rate for each increase in face amount decreases each year on the twelve month anniversary of the effective date of the increase in face amount.

We determine the insured's age as of the date of issue for the initial face amount for the policy. If there is an increase in the face amount, we determine the insured's age on the effective date of the increase.

The surrender charge amount which applies in a particular policy year on your policy is shown on the specification pages of your policy. New specification pages showing the new surrender charge amounts will be provided to you if there is an increase or a decrease in face amount on your policy.

If more than one surrender charge is in effect because of one or more increases in face amount, we will apply the surrender charges in inverse order. We will apply surrender and partial withdrawal charges described below in this order:

o        first, those related to the most recent increase;

o        second, those related to the next most recent increases, and so on; and

o        third, those related to the initial face amount.
A surrender charge may be deducted on a decrease in the face amount. The surrender charge will be the surrender charges for the face amounts which are decreased or eliminated in the order shown above.

Where a decrease causes a partial reduction in an increase or in the initial face amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial face amount. The surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the PRODUCT of:

o        the decrease DIVIDED BY the current face amount TIMES

o        the surrender charge.

See APPENDIX E - Maximum Surrender Charges for the maximum surrender charge rates and an example of how we compute the amount of surrender charges.

PARTIAL WITHDRAWAL COSTS

For each partial withdrawal, we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25.

A partial withdrawal charge may also be deducted from policy value. After the first policy year and before you exercise the paid-up insurance option, during each policy year you may withdraw, without a partial withdrawal charge, up to:

o 10% of the policy value on the date we receive the written request at our Variable Life Service Center, MINUS

o the total of any prior free withdrawals in the same policy year, allowed by the free 10% withdrawal.

The right to make the free 10% withdrawal is not cumulative from policy year to policy year. For example, if only 8% of policy value were withdrawn in the second policy year, the amount you could withdraw in future policy years would not be increased by the amount you did not withdraw in the second policy year.

We impose the partial withdrawal charge on any withdrawal greater than the free 10% withdrawal the for excess withdrawal amount. The maximum charge is 5.0% of the excess withdrawal amount up to the surrender charge. If no surrender charge applies on withdrawal, no partial withdrawal charge will apply. We will reduce the policy's outstanding surrender charges by the partial withdrawal charge
deducted.   The  partial  withdrawal  charge  deducted  will  decrease  existing surrender charges in inverse order, for example, first the most recent increase's surrender charges, then the next most recent increase's surrender charges in succession, and last the initial face amount's surrender charges.

TRANSFER CHARGES

The first 12 transfers in a policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that policy year. We reserve the right to increase the charge, but it will never exceed $25.

If you apply for automatic transfers under the dollar cost averaging or automatic account rebalancing option, the first automatic transfer for the elected option counts as one transfer towards the 12 free transfers allowed in each policy year. Each future automatic transfer for the elected option is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of policy value from the sub-accounts to the fixed account is free and does not count as one of the 12 free transfers in a policy year:

o        a conversion within the first 24 months from date of issue or increase;

o        a transfer to the fixed account to secure a loan;

o        a transfer from the fixed account because of a loan repayment;

o a reallocation of the value in the Money Market sub-account as described above under THE POLICY- Free Look Period; AND a transfer made because of a material change in investment policy.

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in face amount, we will deduct a transaction charge of $40 from policy value to reimburse us for the administrative costs of the change. In some jurisdictions no charge is assessed for an increase in face amount. Unless you specify the sub-account from which the charge is to be deducted, we will allocate the charge pro rata.

OTHER ADMINISTRATIVE CHARGES

We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge, guaranteed not to exceed $25 per transaction for:

o        changing net payment allocation instructions;

o changing the allocation of monthly insurance protection charges among the various sub-accounts and the fixed account; OR

o providing more than one projection of values in a policy year, in addition to the annual statement.

POLICY LOANS

You may borrow money secured by your policy value. The total amount of loans you may have outstanding at any time is the loan value. In the first policy year, the loan value is 75% of:

o        the policy value MINUS

o any surrender charges, unpaid monthly insurance protection charges and outstanding loan interest through the end of the policy year.

After the first policy year, the loan value is 90% of:

o        the policy value MINUS

o        any surrender charges.

In some jurisdictions, the loan value after the first policy year is:

o 90% of the portion of the policy value in the sub-accounts, MINUS any surrender charges which are allocated to the sub-accounts; PLUS

o 100% of the portion of the policy value in the fixed account, MINUS the monthly insurance protection charges and the loan interest due to the end of the policy year, which are allocated to the fixed account.

The loan value and the policy value in any policy year are the values on the valuation date we receive your request for a loan at our Variable Life Service Center.

There is no minimum loan amount. We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in OTHER POLICY PROVISIONS - Delay of Payments.

We will withdraw the amount of the loan from the sub-accounts and the fixed account according to your instructions. If you do not provide us with instructions, we will make a pro rata withdrawal of the loan amount. We will transfer the portion of the policy value in each sub-account equal to the policy loan to the fixed account to secure the outstanding loan. We will not count this transfer as a transfer subject to the transfer charge.

The portion of the policy value securing the outstanding loan will earn monthly interest in the fixed account at an annual rate of at least 6.0%, or, for preferred loans 7.5%. For policies issued subject to the jurisdiction of the Virgin Islands, the annual interest rate will be at least 4.0% or, for preferred loans, 5.5%. No other interest will be credited.

PREFERRED LOAN OPTION

A preferred loan option is available after the tenth policy year and, after that date, will apply to any outstanding loans and new loan requests unless you revoke the preferred loan option in writing. The guaranteed annual interest rate credited to the portion of the policy value securing a preferred loan will be not less than 7.5%, or for policies issued subject to the jurisdiction of the Virgin Islands, 5.5%. There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser.

LOAN INTEREST CHARGED

Interest accrues daily at the annual rate of 8.0% or for policies issued subject to the jurisdiction of the Virgin Islands, 6.0%. Interest is due and payable in arrears at the end of each policy year or for as short a period as the loan may exist. Interest not paid when due will be added to the loan amount and bears interest at the same rate. If this makes the loan principal higher than the portion of the policy value in the fixed account, we will offset this shortfall by transferring amounts from the sub-accounts. The transferred amount will be allocated proportionately among the sub-accounts which have value in them.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before policy lapse and before the maturity date. On the valuation date on which we receive your loan repayment at our Variable Life Service Center, we will allocate that part of the policy value in the fixed account that secured a repaid loan to the sub-accounts and fixed account according to your instructions. If you do not make a repayment allocation, we will allocate policy value according to your most recent payment allocation instructions. However, loan repayments allocated to the separate account cannot exceed that portion of the policy value previously transferred from the separate account to secure the outstanding loan.

If the outstanding loan exceeds the policy value less the surrender charge, the outstanding loan will be in default. We will mail a notice of default to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the policy will terminate with no value.

EFFECT OF POLICY LOANS

Policy loans will permanently affect the policy value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the portion of the policy value in the fixed account that secures the loan.

We will deduct any outstanding loan from the proceeds payable when the Insured dies or from a surrender.

If the outstanding loan on your policy exceeds the policy value minus surrender charges, the policy will be in default. There is no charge imposed solely because the policy goes into default. If you do not pay the required premium within the grace period, however, the policy will terminate without value.

If you have an outstanding loan, decreases in policy value, including decreases due to negative investment results in your sub-account allocations, could result in default of your policy. If you have an outstanding loan and do not pay loan interest when due, unpaid interest will be added to your loan and will bear interest at the same rate. If your investment gains are not sufficient, the outstanding loan could be greater than your policy value minus surrender charges, resulting in your policy going into default.

In the event the policy lapses or is otherwise terminated while a loan is outstanding, the loan is foreclosed and this foreclosure will be treated as cash received from the policy for income tax purposes. Any cash received, that is, the outstanding loan plus any other policy value less surrender charges in excess of the policy's tax basis, should be taxable as ordinary income.

For a discussion of the federal tax considerations of policy loans, see FEDERAL TAX CONSIDERATIONS - Policy Loans on page 39.

POLICY TERMINATION AND
REINSTATEMENT

TERMINATION

The policy will be in default if the surrender value is insufficient to cover the next monthly insurance protection charge plus loan interest accrued. Additionally, if an outstanding loan exceeds the policy value less surrender charges, the outstanding loan will be in default.

On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid. You will then have a grace period of 62 days, measured from the date of the notice of default, to make a payment sufficient to prevent termination.

Failure to pay a sufficient premium within the grace period will result in policy termination. If the insured dies during the grace period, we will deduct from the net death benefit any monthly insurance protection charges due and unpaid through the policy month in which the insured dies and any other overdue charge.

During the first 48 policy months following the date of issue or an increase in the face amount based on a request from the policy owner, a guarantee may apply to prevent the policy from terminating because of insufficient surrender value. This guarantee applies if, during this period, we receive payments from you that, when reduced by outstanding loans, partial withdrawals and partial withdrawal charges, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the policy, increase in face amount or policy change that causes a change in the minimum monthly payment has been in force. A policy change that causes a change in the minimum monthly payment is a change in the face amount, the addition or deletion of a rider, or a change in the smoker or non-smoker underwriting class on the policy. Except for the first 48 months after the date of issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the policy will remain in force.

You may also elect the Guaranteed Death Benefit Rider when you apply for the policy. There is a one time $25 charge for this rider. The charge is assessed on the first monthly processing date. Under the Guaranteed Death Benefit Rider, if you make payments of a sufficient amount, net of partial withdrawals, partial withdrawal charges and any outstanding loans, we guarantee that your policy will not lapse. In order to maintain this guarantee, on each policy anniversary through the final payment date, the total of your payments received, net of partial withdrawals, partial withdrawal charges and any outstanding loans must at least equal the guaranteed death benefit premium times the number of policy years since the policy was issued, adjusted as applicable for policy changes. This rider may not be available in all jurisdictions and is not available in Texas.

REINSTATEMENT

A lapsed policy may be reinstated within three years of the date of default and before the final payment date or, before the maturity date, if the default occurred because the outstanding loan exceeded the policy value less surrender charges. In some states, a time period other than three years applies to the reinstatement provision. The reinstatement takes effect on the monthly processing date following the date you submit to us:

o        a written application for reinstatement;

o        evidence of insurability satisfactory to us; and

o a payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable.

Policies which have been surrendered may not be reinstated.

MINIMUM AMOUNT PAYABLE - If reinstatement is requested when less than 48 monthly insurance protection charges have been paid since the date of issue or increase in the face amount, you must pay the LESSER of:

o the minimum monthly payment for the three months beginning on the date of reinstatement; OR

o        the SUM of:

(a) the amount by which the surrender charges or charges on the date of reinstatement exceeds the policy value on the date of default; PLUS

(b) monthly insurance protection charges for the three months beginning on the date of reinstatement.

If you request reinstatement more than 48 monthly processing dates from the date of issue or increase in the face amount, you must pay the sum shown above without regard to the three months of minimum monthly payments. Also, a lesser amount may be required if the Guaranteed Death Benefit Rider is in effect.

SURRENDER CHARGE - The surrender charge on the date of reinstatement is the surrender charge that would have been in effect had the policy remained in force from the date of issue. In some jurisdictions, however, the surrender charge on the date of reinstatement is the surrender charge that was in effect on the date of default.

POLICY VALUE ON REINSTATEMENT - The policy value on the date of reinstatement is:

o the net payment made to reinstate the policy and interest earned from the date the payment was received at our Variable Life Service Center; PLUS

o the policy value less any outstanding loan on the date of default, not to exceed the surrender charge on the date of reinstatement; MINUS

o    the monthly insurance protection charges due on the date of reinstatement.

You may repay or reinstate any outstanding loan on the date of default or foreclosure.

OTHER POLICY PROVISIONS

POLICY OWNER

The policy owner is the insured unless another person has been named as owner in the application. As policy owner, you are entitled to exercise all rights under your policy while the insured is alive, with the consent of any irrevocable beneficiary. The consent of the insured is required whenever the face amount is increased.

BENEFICIARY

The beneficiary is the person or persons to whom the net death benefit is payable on the insured's death. You, as the policy owner, name the beneficiary. Unless otherwise stated in the policy, the beneficiary has no rights in the policy before the insured dies. While the insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. If no beneficiary is alive when the insured dies, you or your estate, will be the beneficiary. If more than one beneficiary is alive when the insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the insured will pass to surviving beneficiaries proportionally, unless you have requested otherwise.

ASSIGNMENT

You may assign a policy as collateral or make an absolute assignment. All policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Variable Life Service Center. When recorded, the assignment will take effect as of the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING POLICY PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE POLICY

Except for fraud, unless such defense is prohibited by state law, or nonpayment of premium, we cannot challenge the validity of your policy if the insured was alive after the policy had been in force for two years from the date of issue. This provision does not apply to any riders providing benefits specifically for disability or death by accident. Also, we cannot challenge the validity of any increase in the face amount if the insured was alive after the increase was in force for two years from the effective date of the increase. If your policy was issued as a result of a conversion of a term life insurance policy issued by us, the two year period during which we may challenge the policy with respect to the coverage amount converted is measured from the later of:

o        the issue date of the term life insurance policy; or

o        the most recent date on which that policy was reinstated.

SUICIDE

The net death benefit will not be paid if the insured commits suicide, while sane or insane, within two years from the date of issue. Instead, we will pay the beneficiary all payments made for the policy, without interest, less any outstanding loan and partial withdrawals. If the insured commits suicide, while sane or insane, within two years from any increase in face amount, we will not recognize the increase. We will pay to the beneficiary the monthly insurance protection charges paid for the increase, plus any other net death benefit payable under the policy. If your policy was issued as a result of a conversion of a term life insurance policy issued by us, then, with respect to the coverage amount converted, the two year period during which the net death benefit under the policy will not be paid if the insured commits suicide will be measured from the later of:

o        the issue date of the term life insurance policy; or

o        the most recent date on which that policy was reinstated.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex is not correctly stated in the policy application, we will adjust the death benefit under the policy to reflect the correct age and sex. The adjusted death benefit will be the policy value plus the insurance protection amount that the most recent monthly insurance protection charge would have purchased for the correct age and sex. We will not reduce the death benefit to less than the guideline minimum sum insured. For a unisex policy, there is no adjusted benefit solely for misstatement of sex. Certain rider benefits may also be adjusted for misstatement of age or sex.

DELAY OF PAYMENTS

Amounts payable from the separate account for surrender, partial withdrawals, net death benefit, policy loans and transfers may be postponed whenever:

o the New York Stock Exchange is closed other than customary weekend and holiday closings;

o        the SEC restricts trading on the New York Stock Exchange; or

o the SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the separate account's net assets.

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.


We reserve the right to defer amounts payable from the fixed account. This delay may not exceed six months.

FEDERAL TAX CONSIDERATIONS

The following is a summary of federal tax considerations for U.S. persons based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the policy owner is a corporation. You should consult a qualified tax adviser to apply the law to your circumstances.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND THE SEPARATE ACCOUNT

Transamerica is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our life insurance company subsidiaries. We do not currently charge for any income tax on the earnings or realized capital gains in the Separate Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the separate account.

Under current laws, we may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the separate account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES

We believe that the policies described in this prospectus are life insurance contracts under Code Section 7702. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the policy value to the death benefit. As life insurance contracts, the net death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the Internal Revenue Service (IRS) on the issue, we believe that providing the same amount at risk after age 99 as is provided at age 99 should be sufficient to maintain the excludability of the death benefit after age 99. However, this lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in policy value is not taxable until received by you or your designee, but see Modified Endowment Contracts.

Federal tax law requires that the investment of each sub-account funding the policies is adequately diversified according to Treasury regulations. We believe that the portfolios currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which policy owners may direct their investment assets to divisions of a separate investment account without being treated as the owner of such assets who is taxed directly on the income from such assets. Regulations may provide such guidance in the future. The policies or our administrative rules may be modified as necessary to prevent a policy owner from being treated as the owner of any assets of the separate account who is taxed directly on their income.

A surrender, partial withdrawal, distribution, payment at maturity date, change in the death benefit option, change in the face amount, lapse with policy loan outstanding, or assignment of the policy may have tax consequences. Within the first fifteen policy years, a distribution of cash required under Code Section 7702 because of a reduction of benefits under the policy may be taxable to the policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each insured, policy owner or beneficiary.

WITHHOLDING

If all or part of a distribution from the policy is includible in gross income, the Code requires us to withhold federal income tax unless the policy owner elects, in writing, not to have tax withholding apply. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of the distribution is at least $200. Some states also require withholding for state income taxes.

If payments are delivered to foreign countries, however, the tax withholding rate will generally be 10% unless you certify to us that you are not a U.S. person residing abroad or a "tax avoidance expatriate" as defined in Code
Section 877. Such certification may result in withholding of federal income taxes at a different rate.

POLICY LOANS

We believe that non-preferred loans received under the policy will be treated as an indebtedness of the policy owner for federal income tax purposes. Under current law, these loans will not constitute income for the policy owner while the policy is in force, but see Modified Endowment Contracts.

There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently from a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain.

INTEREST DISALLOWANCE

Under Code Section 264(a)(4), as amended in 1997, interest on policy loans is generally nondeductible for a policy issued or materially changed after June 8, 1997. In addition, under Section 264(f) certain policies under which a trade or business (other than a sole proprietorship or a business performing services as an employee) is directly or indirectly a beneficiary can subject a taxpayer's interest expense to partial disallowance (if the policy is issued or materially changed after June 8, 1997) to the extent such interest expense is allocable to the taxpayer's unborrowed cash values thereunder. You should consult your tax adviser on how the rules governing the non-deductibility of interest would apply in your individual situation.

MODIFIED ENDOWMENT CONTRACTS

Special rules described below apply to the tax treatment of loans and other distributions under any life insurance contract that is classified as a modified endowment contract, or MEC, under Code Section 7702A. A MEC is a life insurance contract that either fails the 7-pay test or is received in exchange for a MEC. In general, a policy will fail this 7-pay test if:

o the cumulative premiums and other amounts paid for the policy at any time during the first 7 contract years; or

o during any subsequent 7-year test period resulting from a material change in the policy;

exceed the sum of the net level premiums which would have been paid up to such time if the policy had provided for certain paid-up future benefits after the payment of 7 level annual premiums. If to comply with this 7-pay test limit any premium amount is refunded with applicable interest no later than 60 days after the end of the contract year in which it is received, such refunded amount will be removed from the cumulative amount of premiums that is compared against such 7-pay test limit.

If there is any reduction in the policy's benefits, due to a withdrawal, death benefit reduction or termination of a rider benefit during a 7-pay test period, the policy will be retested retroactively from the start of such period by taking into account such reduced benefit level from such starting date. Generally, any increase in death benefits or other material change in the policy may be treated as producing a new contract for 7-pay test purposes, requiring the start of a new 7-pay test period as of the date of such change.

DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS

Under Code Section 72(e)(10), loans, withdrawals and other distributions made before the insured's death under a MEC, or an assignment or pledge of a MEC, are includible in gross income on an income-out-first basis. The amount received or pledged is treated as allocable first to the income in the contract and then to a tax-free recovery of the policy's investment in the contract, or tax basis.
Generally, a policy's tax basis is equal to its total premiums less amounts recovered tax-free. To the extent that the policy's cash value (ignoring surrender charges except upon a full surrender) exceeds its tax basis, such excess constitutes its income in the contract. However, under Code Section 72(e)(11)(A)(i), where more than one MEC has been issued to the same policyholder by the same insurer, or an affiliate during a calendar year, all such MECs are aggregated for purposes of determining the amount of a distribution from any such MEC that is includible in gross income.

In addition, any amount includible in gross income from a MEC distribution is subject to a 10% penalty tax on premature distributions under Code Section 72(v), unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period. Furthermore, under Code Section 72(e)(4)(A), any loan, pledge, or assignment of, or any agreement to assign or pledge any portion of a MEC's cash value is treated as producing an amount received for purposes of these MEC distribution rules.

It is unclear to what extent this assignment rule applies to a collateral assignment that does not secure a loan or pledge, for example, in certain split-dollar arrangements. Under Code Section 7702A(d) the MEC distribution rules apply not only to:

o all distributions made during the contract year in which the policy fails the 7-pay test, and during subsequent years; BUT ALSO TO

o any distributions made in anticipation of such failure, which is deemed to include any distributions made during the two years prior to such failure.

The Treasury Department has not yet issued regulations or other guidance indicating what other distributions can be treated as made in anticipation of such a failure or how (that is, as of what date) income in the contract should be determined for purposes of any distribution that is deemed to be made in anticipation of a failure.

VOTING RIGHTS

We are the legal owner of all portfolio shares held in the separate account and each sub-account. As the owner, we have the right to vote at a portfolio's shareholder meetings. However, to the extent required by federal securities laws and regulations, we will vote portfolio shares that each sub-account holds according to instructions received from policy owners with policy value in the sub-account. If any federal securities laws or regulations or their interpretation change to permit us to vote shares in our own right, we reserve the right to do so, whether or not the shares relate to the policies.

We will provide each person having a voting interest in a portfolio with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the separate account that do not relate to the policies.

We will compute the number of votes that a policy owner has the right to instruct on the record date established for the portfolio. This number is the quotient of:

o        each policy owner's policy value in the sub-account; DIVIDED BY

o the net asset value of one share in the portfolio in which the assets of the sub-account are invested.

We may disregard voting instructions policy owners initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. A change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or otherwise is improper under the objectives and purposes of the portfolios. If we do disregard voting instructions, we will include a summary of and reasons for that action in the next report to policy owners.





DIRECTORS AND PRINCIPAL OFFICERS OF
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
Nicki Bair*                           Senior Vice President of TOLIC since 1996. Vice President of TOLIC from
                                      1991 to 1996.

Patrick S.  Baird*****                Director  of  TOLIC  since
                                      1999. Director,  Senior Vice President and
                                      Chief   Operating   Officer  of  PFL  Life
                                      Insurance  Company  since 1996.  Executive
                                      Vice President and Chief Operating Officer
                                      of AEGON USA since 1995.  Chief  Financial
                                      Officer  of AEGON  USA from  1992 to 1995.
                                      President  and Chief Tax  Officer of AEGON
                                      USA from 1984 to 1995.

Roy Chong-Kit*                        Senior  Vice   President  and
                                      Actuary   of  TOLIC   since   1997.   Vice
                                      President  and  Actuary of TOLIC from 1995
                                      to 1997.  Actuary  of TOLIC  from  1988 to
                                      1995.

Brenda K. Clancy*****                 Director of TOLIC since 1999. Senior Vice President, Corporate, of PFL
                                      Life Insurance Company since 1991. Treasurer and Chief Financial
                                      Officer of PFL Life Insurance Company since 1996.

James W. Dederer, CLU*                Director, Executive Vice President, General Counsel and Corporate
                                      Secretary of TOLIC since 1988.

George A. Foegele****                 Director and Senior Vice President; President and Chief Executive
                                      Officer of Transamerica Life Insurance Company of Canada.

William R. Gerner*****                Executive Vice President, Diversified Financial Products Division of
                                      TOLIC since 1999.

Daniel E. Jund, FLMI*                 Senior Vice President of TOLIC since 1988.

Douglas C. Kolsrud*****               Director of TOLIC since 1999. Director, Senior Vice President, Chief
                                      Investment Officer and Corporate Actuary, Investment Division, of PFL
                                      Life Insurance Company.

Richard N. Latzer***                  Director, Senior Vice President and Chief Investment Officer of
                                      Transamerica Corporation since 1989. Director, President and Chief
                                      Executive Officer of Transamerica Investment Services, Inc. since 1988.

Karen O.   MacDonald*                 Director,   Senior  Vice
                                      President and  Corporate  Actuary of TOLIC
                                      since  1995.  Senior  Vice  President  and
                                      Corporate Actuary from 1992 to 1995.

Larry N. Norman*****                  Executive Vice President, Financial Markets Division of TOLIC since
                                      1999.

Gary U. Rolle*                        Director, Executive Vice President and Chief Investment Officer of
                                      Transamerica Investment Services, Inc. since 1981.

Paul E. Rutledge III**                Director and President, Reinsurance Division since 1998. President,
                                      Life Insurance Company of Virginia, 1991-1997.

Nooruddin S. Veerjee, FSA*            President of Insurance Products Division since 1997. Director,
                                      President of Group Pension Division of TOLIC since 1993. Senior Vice
                                      President of TOLIC from 1992 to 1993. Vice President of TOLIC from 1990 to 1992.

DIRECTORS AND PRINCIPAL OFFICERS OF
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY (CONTINUED)

Craig D. Vermie*****                  Director of TOLIC since 1999. Director, Vice President and General
                                      Counsel, Corporate, of PFL Life Insurance Company since 1990.

Ron F. Wagley, CLU*                   Senior Vice President and Chief Agency Officer of TOLIC since 1993.
                                      Vice President of TOLIC from 1989 to 1993.

William R.  Wellnitz,  FSA**          Senior Vice President
                                      and  Actuary  of TOLIC  since  1996.  Vice
                                      President and Reinsurance Actuary of TOLIC
                                      from 1988 to 1996.

Sally Yamada*                         Vice President and Treasurer of TOLIC since 1999.

*The business address is 1150 South Olive Street, Los Angeles, California 90015.

**The  business  address is 401 North Tryon Street,  Charlotte,  North  Carolina
28202.

***The  business  address is 600 Montgomery  Street,  San Francisco,  California
94111.

****The business address is 300 Consilium Place, Scarborough, Ontario, Canada M1H3G2.

*****The business address is 4333 Edgewood Road, N.W., Cedar Rapids, Iowa 52449.

Transamerica is insured under a broad manuscript fidelity bond program with coverage limits of $80,000,000. The lead underwriter is Capital CNA.

DISTRIBUTION

Transamerica Securities Sales Corporation (TSSC) acts as the principal underwriter and general distributor of the policies. TSSC is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). TSSC was organized on February 26, 1986, under the laws of the state of Maryland. Broker-dealers sell the policies through their registered representatives who are appointed by us.

We pay commissions to broker-dealers who sell the policy based on a commission schedule. After the date of issue or an increase in face amount, commissions will be up to 90% of the first-year payments up to a payment amount we established and up to 5% of any excess. After the first year, commissions will be up to 2% of payments plus up to 0.30% annually of unloaned policy value. We may pay higher rates to certain broker-dealers based on sales volumes or other criteria. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through:

o        the payment expense charge;

o        the surrender charge; and

o investment earnings on amounts allocated under the policies to the fixed account.

Commissions paid on the policies, including other incentives or payments, are not charged to policy owners or to the separate account.

REPORTS

We will maintain the records for the separate account. We will promptly send you statements of transactions under your policy, including:

o        payments;

o        changes in face amount;

o        changes in death benefit option;

o        transfers among sub-accounts and the fixed account;
o        partial withdrawals;

o        increases in loan amount or loan repayments;

o        lapse or default for any reason; and

o        reinstatement.

We will send you an annual statement that summarizes all of the above transactions and deductions of charges during the policy year. It will also set forth the status of the death benefit, policy value, surrender value, amounts in the sub-accounts and fixed account, and any policy loans. We will send you such reports containing financial statements and other information for the portfolios as the 1940 Act requires.

PERFORMANCE INFORMATION

We may advertise total return and average annual total return performance information based on the periods that the portfolios have been in existence. The results for any period prior to the policies being offered will be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the sub-accounts and the portfolios.

Total return and average annual total return are based on the hypothetical profile of a representative policy owner and historical earnings and are not intended to indicate future performance. Total return is the total income generated net of certain expenses and charges. Average annual total return is net of the same expenses and charges, but reflects the historical return compounded annually. This historical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the portfolio's return.

Performance information under the policies is net of portfolio expenses, mortality and expense risk charges, administration charges, monthly insurance protection charges and surrender charges.

We take a representative policy owner and assume that:


o        the insured is a male age 45, standard non-smoker underwriting class;

o the policy owner had allocations in each of the sub-accounts for the portfolio durations shown; and

o        there was a full surrender at the end of the applicable period.

We may compare performance information for a sub-account in reports and promotional literature to:

o        Standard & Poor's 500 Stock Index, or S&P 500;

o        Dow Jones Industrial Average, or DJIA;

o        Shearson Lehman Aggregate Bond Index;

o    other  unmanaged  indices  of  unmanaged   securities  widely  regarded  by
     investors as representative of the securities markets;

o other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services;

o other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

o        the Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administration charges, separate account charges and portfolio management costs and expenses. Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a portfolio's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to policy owners and prospective policy owners. These topics may include: o the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques, such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing;

o the advantages and disadvantages of investing in tax-deferred and taxable investments;

o        customer profiles and hypothetical payment and investment scenarios;

o        financial management and tax and retirement planning; and

o
investment   alternatives   to  certificates  of  deposit  and  other  financial
     instruments,   including   comparisons   between  the   policies   and  the
     characteristics of, and market for, the financial instruments.

In each table below, One-Year Total Return refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1999. Average Annual Total Return is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the sub-account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.



                                     TABLE I
                             SUB-ACCOUNT PERFORMANCE
             NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the portfolios have been in existence. The data is net of expenses of the portfolios, all sub-account charges, and all policy charges, including surrender charges for a representative policy. It is assumed that the insured is male, age
45, standard non-smoker underwriting class, that the face amount of the policy is $200,000, that the death benefit option is the level option, that an annual payment of $3,800, approximately the guideline level premium, was made at the beginning of each policy year, that all payments were allocated to each sub-account individually, and that there was a full surrender of the policy at the end of the applicable period. Returns are for the period ending December 31, 1999.

--------------------------------------------------------------------------------------------------------------------
----------------------------------------------                                         10 Year or
                                                                                       Life of the
                                                                                      Portfolio (if
                                                                                      Less than 10       Number
                                                                          5 Year       Years Since         of
                                                                          Average      Inception)      Years Since
                                                Portfolio     1 Year      Annual     Average Annual     Inception
Sub-Account                                     Inception      Total       Total      Total Return      (if Less
Investing in the                                   Date       Return      Return                         than 10
Corresponding Portfolio                                                                                  Years)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Alger American Income & Growth                   11/15/88     -86.28%     21.49%         13.52%            N/A
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Alliance VP Growth and Income                    1/14/91     -100.00%     11.85%          9.20%           8.96
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Alliance VP Premier Growth                       6/26/92      -95.12%     24.71%         19.33%           7.51
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Appreciation                         4/05/93     -100.00%     13.56%         11.72%           6.74
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap                            8/31/90     -100.00%      3.12%         30.37%           9.33
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced                      9/13/93      -99.96%     12.66%         11.67%           6.30
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth              9/13/93      -67.05%     22.15%         21.21%           6.30
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                       10 Year or
                                                                                       Life of the
                                                                                      Portfolio (if
                                                                                      Less than 10       Number
                                                                          5 Year       Years Since         of
                                                                          Average      Inception)      Years Since
Sub-Account                                     Portfolio     1 Year      Annual     Average Annual     Inception
Investing in the                                Inception      Total       Total      Total Return      (if Less
Corresponding Portfolio                            Date       Return      Return                         than 10
                                                                                                         Years)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth                          7/24/95      -56.30%       N/A          23.18%           4.44
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MFS VIT Growth With Income                       10/9/95     -100.00%       N/A           5.84%           4.23
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MFS VIT Research                                 7/26/95     -100.00%       N/A           8.67%           4.43
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MS UIF Emerging Markets Equity                   10/01/96     -40.50%       N/A          -11.72%          3.25
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MS UIF Fixed Income                              1/02/97     -100.00%       N/A          -24.53%          2.99
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MS UIF High Yield                                1/02/97     -100.00%       N/A          -20.67%          2.99
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MS UIF International Magnum                      1/02/97     -100.00%       N/A          -14.47%          2.99
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust Managed(1)                8/01/88     -100.00%      7.26%         11.07%            N/A
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust Small Cap(2)              8/01/88     -100.00%     -5.40%          5.22%            N/A
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
PIMCO VIT StocksPLUS Growth and Income           1/02/98     -100.00%       N/A          -24.95%          2.00
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Transamerica VIF Growth(3)                       2/26/69      -90.35%     30.42%         21.72%            N/A
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Transamerica VIF Money Market                    1/02/98     -100.00%       N/A          -49.56%          1.99
--------------------------------------------------------------------------------------------------------------------

(1) On September 16th, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust,
     (the Old Trust), was effectively divided into two investment funds - the Old Trust and the present OCC Accumulation Trust, (the Present Trust), at which time the Present Trust commenced operations. The total net assets of the managed portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the managed portfolio of the Present Trust reflect the performance of the managed portfolio of the Old Trust.

(2) On September 16th, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust,
     (the Old Trust), was effectively divided into two investment funds - the Old Trust and the present OCC Accumulation Trust (the Present Trust) at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

(3)  The Growth Portfolio of the Transamerica  Variable Insurance Fund, Inc., is
     the successor to Separate  Account Fund C of  Transamerica  Occidental Life
     Insurance  Company,  a  management   investment  company  funding  variable
     annuities,  through a reorganization on November 1, 1996. Accordingly,  the performance  data  for  the  Transamerica  VIF  Growth  Portfolio  includes performance of its predecessor.

Performance   information  reflects  only  the  performance  of  a  hypothetical investment  during the  particular  time  period on which the  calculations  are based.  One-year  total return and average annual total return figures are based on  historical  earnings  and are not intended to indicate  future  performance.
Performance  information  should  be  considered  in  light  of  the  investment objectives and policies, characteristics and quality of the portfolio in which a sub-account  invests and the market conditions during the given time period, and should not be  considered  as a  representation  of what may be  achieved in the future.




                                    TABLE II
                             SUB-ACCOUNT PERFORMANCE
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the portfolios have been in existence. The performance information is net of total portfolio expenses, all sub-account charges and premium tax and expense charges.
THE DATA DOES NOT  REFLECT  MONTHLY  CHARGES  UNDER THE  POLICIES  OR  SURRENDER
CHARGES. Returns are for the period ending December 31, 1999.

------------------------------------------------------------------------------------------------------------------
                                                                                      10 Year or
                                                                                      Life of the
                                                                                     Portfolio (if
                                                                                     Less than 10      Number
                                                                          5 Year      Years Since        of
                                                                          Average     Inception)     Years Since
Sub-Account                                     Portfolio     1 Year      Annual    Average Annual    Inception
Investing in the                                Inception      Total       Total     Total Return     (if Less
Corresponding Portfolio                            Date       Return      Return                       than 10
                                                                                                       Years)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Alger American Income & Growth                   11/15/88     35.66%      30.39%        17.27%           N/A
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Alliance VP Growth and Income                    1/14/91       6.06%      21.47%        13.74%          8.96
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Alliance VP Premier Growth                       6/26/92      26.01%      33.41%        24.31%          7.51
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Appreciation                         4/05/93       6.14%      23.04%        17.98%          6.74
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap                            8/31/90      17.28%      13.58%        33.77%          9.33
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced                      9/13/93      20.71%      22.21%        18.42%          6.30
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth              9/13/93      56.61%      31.01%        27.41%          6.30
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth                          7/24/95      68.29%        N/A         33.47%          4.44
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
MFS VIT Growth With Income                       10/09/95      1.61%        N/A         18.23%          4.23
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
MFS VIT Research                                 7/26/95      18.14%        N/A         20.09%          4.43
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
MS UIF Emerging Markets Equity                   10/01/96     85.42%        N/A          8.82%          3.25
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
MS UIF Fixed Income                              1/02/97      -6.32%        N/A          2.35%          2.99
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
MS UIF High Yield                                1/02/97       2.00%        N/A          5.42%          2.99
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
MS UIF International Magnum                      1/02/97      19.22%        N/A         10.45%          2.99
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust Managed(1)                8/01/88      -0.01%      17.30%        14.96%           N/A
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust Small Cap(2)              8/01/88      -6.51%       6.09%         9.51%           N/A
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
PIMCO VIT StocksPLUS Growth and Income           1/02/98      14.14%        N/A         20.65%          2.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Transamerica VIF Growth(3)                       2/26/69      31.22%      38.81%        25.09%           N/A
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Transamerica VIF Money Market                    1/02/98      -0.37%        N/A          1.15%          1.99
------------------------------------------------------------------------------------------------------------------

(1) On September 16th, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust, the Old Trust was effectively divided into two investment funds - the Old Trust and the present OCC Accumulation Trust, the Present Trust at which time the Present Trust commenced operations. The total net assets of the managed portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the managed portfolio of the Present Trust reflect the performance of the managed portfolio of the Old Trust.

(2) On September 16th, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust, the Old Trust was effectively divided into two investment funds - the Old Trust and the present OCC Accumulation Trust, the Present Trust at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

(3) The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., is the successor to Separate Account Fund C of Transamerica Occidental Life Insurance Company, a management investment company funding variable annuities, through a reorganization on November 1, 1996. Accordingly, the performance data for the Transamerica VIF Growth Portfolio includes performance of its predecessor.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which a sub-account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

LEGAL PROCEEDINGS

There are no pending legal proceedings involving the separate account or its assets. Transamerica is not involved in any litigation that is materially important to its total assets.

ADDITION, DELETION OR
SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the sub-accounts. We may redeem the shares of a portfolio and substitute shares of another registered open-end management company if:

o        the shares of the portfolio are no longer available for investment; OR

o in our judgment further investment in the portfolio would be improper based on the purposes of the separate account or the affected sub-account.

Where the 1940 Act or other law requires, we will not substitute any shares respecting a policy interest in a sub-account without notice to policy owners and prior approval of the SEC and state insurance authorities. The separate account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a policy owner's request.

We reserve the right to establish additional sub-accounts funded by a new portfolio or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.

Shares of the portfolios are issued to other separate accounts of Transamerica and its affiliates that fund variable annuity contracts. Shares of the portfolios are also issued to other unaffiliated insurance companies. This practice is referred to as shared funding. It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life policy owners or variable annuity policy owners. We do not believe that mixed funding is currently disadvantageous to either variable life insurance policy owners or variable annuity policy owners. We will monitor events to identify any material conflicts among policy owners because of mixed funding. If we conclude that separate portfolios should be established for variable life and variable annuity separate accounts, we will bear the expenses.
We may change the policy to reflect a substitution or other change and will notify policy owners of the change. Subject to any approvals the law may require, the separate account or any sub-accounts may be:

o        operated as a management company under the 1940 Act;

o    deregistered under the 1940 Act if registration is no longer required; OR

o        combined with other sub-accounts or our other separate accounts.

FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

MORE INFORMATION ABOUT THE FIXED
ACCOUNT

This prospectus serves as a disclosure document only for the aspects of the policy relating to the separate account. For complete details on the fixed account, read the policy itself. The fixed account and other interests in our general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the policy and the fixed account. The SEC has not reviewed the disclosures in this section of the prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the fixed account. The fixed account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the fixed account become part of our general account assets and are used to support insurance and annuity obligations.
FIXED ACCOUNT INTEREST

We guarantee amounts allocated to the fixed account as to principal and a minimum rate of interest. The interest rates credited to the portion of policy value in the fixed account are set by us, but will never be less than 4% per year. We may establish higher interest rates, and the initial interest rates and the renewal interest rates may be different. We will guarantee initial interest rates on amounts allocated to the fixed account, either as payments or transfers, to the next policy anniversary. At each policy anniversary, we will credit the renewal interest rate effective on that date to money remaining in the fixed account. We will guarantee this rate for one year. The initial and the renewal interest rates do not apply to the portion of the policy value in the fixed account which secures any outstanding loan.

TRANSFERS, SURRENDERS, PARTIAL
WITHDRAWALS AND POLICY LOANS

If a policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in face amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from the portion of the policy value allocated to the fixed account on a last-in/first-out basis.

The first 12 transfers in a policy year are free. After that, we will deduct a $10 transfer charge for each transfer in that policy year. We may increase the charge to a maximum of $25. The transfer privilege is subject to our consent and to our then current rules.

Policy loans may also be made from the portion of the policy value in the fixed account. We will credit that part of the policy value that is equal to any outstanding loan with interest at an effective annual yield of at least 6.0% or, for preferred loans, 7.5%. For policies issued subject to the jurisdiction of the Virgin Islands, the effective annual yield will be at least 4.0% and, for preferred loans, 5.5%.

We may delay transfers, surrenders, partial withdrawals, net death benefits and policy loans from the fixed account for up to six months, subject to state law. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the fixed account used to make payments on policies that we or our affiliates issue will not be delayed.

      INDEPENDENT AUDITORS

The statutory-basis financial statements of Transamerica at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and for each of the two periods indicated therein, and the financial statements of Separate Account VUL-1 at December 31, 1999 appearing in the prospectus have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their attached reports. The financial statements audited by Ernst & Young LLP have been included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

Statutory-basis financial statements for Transamerica are included in this prospectus, starting on the next page. The statutory-basis financial statements of Transamerica should be considered only as bearing on our ability to meet our obligations under the policy. They should not be considered as bearing on the investment performance of the assets held in the separate account.

AUDITED FINANCIAL STATEMENTS
Transamerica Occidental Life Insurance Company Separate Account VUL-1 Year ended December 31, 1999 with Report of Independent Auditors

                             Separate Account VUL-1
                 Transamerica Occidental Life Insurance Company

                          Audited Financial Statements

                          Year ended December 31, 1999



                                    CONTENTS

Report of Independent Auditors......................................................................1

Financial Statements

Statement of Assets and Liabilities.................................................................2
Statement of Operations.............................................................................6
Statement of Changes in Net Assets.................................................................10
Notes to Financial Statements......................................................................17


1




                         Report of Independent Auditors

Unitholders of Separate Account VUL-1
of Transamerica Occidental Life Insurance Company
The Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account VUL-1 of Transamerica Occidental Life Insurance Company (comprised of the Alger American Income & Growth, Alliance VPF Growth & Income, Alliance VPF Premier Growth, Dreyfus VIF Capital Appreciation, Dreyfus VIF Small Cap, Janus Aspen Balanced, Janus Aspen Worldwide Growth, MFS VIT Emerging Growth, MFS VIT Growth with Income, MFS VIT Research, MSDW (formerly Morgan Stanley) UF Fixed Income, MSDW (formerly Morgan Stanley) UF High Yield, MSDW (formerly Morgan Stanley) UF International Magnum, OCC Accumulation Trust Managed, OCC Accumulation Trust Small Cap, Transamerica VIF Growth, Transamerica VIF Money Market, PIMCO StockPlus Growth & Income and MSDW (formerly Morgan Stanley) UF Emerging Markets Equity sub-accounts) as of December 31, 1999, the related statements of operations for the year then ended, and changes in net assets for the year then ended and for the period April 13, 1998 (commencement of operations) to December 31, 1998. These financial statements are the responsibility of Separate Account VUL-1's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts comprising Separate Account VUL-1 of Transamerica Occidental Life Insurance Company at December 31, 1999, the results of their operations for the year then ended, and the changes in their net assets for the year then ended and for the period April 13, 1998 (commencement of operations) to December 31, 1998, in conformity with accounting principles generally accepted in the United States.


March 31, 2000



                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 1999


                                         ALGER
                                       AMERICAN      ALLIANCE VPF    ALLIANCE VPF    DREYFUS VIF     DREYFUS VIF
                                    INCOME & GROWTHGROWTH & INCOME     PREMIER         CAPITAL          SMALL
                                      SUB-ACCOUNT    SUB-ACCOUNT        GROWTH       APPRECIATION        CAP
                                                                     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                    --------------------------------------------------------------------------------

-------------------------------------
ASSETS
Investments, at fair value            $    566,182   $    610,410    $  1,010,429    $     804,280   $    662,267
Due from Transamerica Life                      20             12              30                2             24
                                    --------------------------------------------------------------------------------

Total assets                               566,202        610,422       1,010,459          804,282        662,291

LIABILITIES
Due to Transamerica Life                         -              -               -                -              -
                                    --------------------------------------------------------------------------------
Total liabilities                                -              -               -                -              -
                                    --------------------------------------------------------------------------------

Net assets                            $    566,202   $    610,422    $  1,010,459    $     804,282   $    662,291
                                    ================================================================================

Accumulation units outstanding          30,957.96      46,822.72       56,026.46       58,872.76       55,774.94
                                    ================================================================================

Net asset value and redemption
   price per unit                     $     18.29    $     13.04     $     18.04     $     13.66     $     11.87
                                    ================================================================================

Investment sub-account information:

     Number of mutual fund shares       32,206.02      28,013.29       24,979.72       20,172.56        9,982.92

     Net asset value per share        $     17.58    $     21.79     $     40.45     $     39.87     $     66.34

     Investment cost                  $   428,016    $   601,814     $    851,423    $    742,779    $    539,088


See accompanying notes.




                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Assets and Liabilities (continued)

                                December 31, 1999


                                                     JANUS                          MFS VIT                    MSDW STANLEY UF
                                     JANUS           ASPEN          MFS VIT         GROWTH                          FIXED
                                     ASPEN         WORLDWIDE        EMERGING         WITH          MFS VIT          INCOME
                                    BALANCED         GROWTH          GROWTH         INCOME         RESEARCH      SUB-ACCOUNT
                                  SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at fair value       $      780,850  $    1,482,912  $     516,797   $      247,226 $     177,741   $      139,183
Due from Transamerica Life                   10              60             49                5             6                -
                                ------------------------------------------------------------------------------------------------

Total assets                            780,860       1,482,972        516,846          247,231       177,747          139,183


LIABILITIES
Due to Transamerica Life                      -               -              -                -             -                2
                                ------------------------------------------------------------------------------------------------
Total liabilities                             -               -              -                -             -                2
                                ------------------------------------------------------------------------------------------------

Net assets                       $      780,860  $    1,482,972  $     516,846   $      247,231 $     177,747   $      139,181
                                ================================================================================================

Accumulation units
   outstanding                        48,209.34       74,855.35      23,220.92       19,691.38       12,277.69       13,493.48
                                ================================================================================================

Net asset value and
   redemption price per unit      $       16.20   $       19.81   $      22.26    $      12.56   $       14.48   $       10.32
                                ================================================================================================

Investment sub-account
   information:

     Number of mutual fund
       shares                         27,967.40       31,055.76      13,621.42       11,601.43        7,615.31       13,849.05

     Net asset value per share   $        27.92  $        47 .75 $       37.94   $        21.31 $       23.34   $        10.05

     Investment cost             $      666,174  $    1,057,715  $     337,720   $      230,991 $     149,936   $      145,814


See accompanying notes.





                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Assets and Liabilities (continued)

                                December 31, 1999


                                                                      OCC             OCC                      TRANSAMERICA VIF
                                    MSDW UF         MSDW UF       ACCUMULATION    ACCUMULATION   TRANSAMERICA       MONEY
                                      HIGH       INTERNATIONAL   TRUST MANAGED  TRUST SMALL CAP       VIF           MARKET
                                     YIELD           MAGNUM       SUB-ACCOUNT     SUB-ACCOUNT       GROWTH       SUB-ACCOUNT
                                  SUB-ACCOUNT     SUB-ACCOUNT                                     SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at fair value       $      150,930  $      149,530  $     227,789   $       83,943 $   3,726,623   $      667,565
Due from Transamerica Life                    -               4              -                2           236                -
                                ------------------------------------------------------------------------------------------------

Total assets                            150,930         149,534        227,789           83,945     3,726,859          667,565


LIABILITIES
Due to Transamerica Life                      3               -              -                -             -                -
Total liabilities                             3               -              -                -             -                -
                                ------------------------------------------------------------------------------------------------

Net assets                       $      150,927  $      149,534  $     227,789   $       83,945 $   3,726,859   $      667,565
                                ================================================================================================

Accumulation units
   outstanding                        13,950.00      11,559.78       21,146.80        9,500.91     205,466.36       619,944.82
                                ================================================================================================

Net asset value and
   redemption price per unit     $        10.82  $       12.94   $       10.77   $        8.84  $        18.14  $         1.08
                                ================================================================================================

Investment sub-account
   information:

     Number of mutual fund
       shares                         14,739.28      10,765.27         5,218.54       3,727.48     140,045.94       667,565.28

     Net asset value per share   $        10.24  $       13.89   $        43.65  $        22.52 $        26.61  $         1.00

     Investment cost             $      155,352  $      128,490  $      221,860  $       82,924 $    2,920,645  $      667,565


See accompanying notes.


                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Assets and Liabilities (continued)

                                December 31, 1999


                                                                               PIMCO          MSDW UF
                                                                             STOCKPLUS    EMERGING MARKETS
                                                                              GROWTH &         EQUITY
                                                                               INCOME       SUB-ACCOUNT
                                                                            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
ASSETS
Investments, at fair value                                                 $           6   $          137
Due from Transamerica Life                                                             -                -
                                                                          ---------------------------------

Total assets                                                                           6              137


LIABILITIES
Due to Transamerica Life                                                               -                -
                                                                          ---------------------------------
Total liabilities                                                                      -                -
                                                                          ---------------------------------

Net assets                                                                 $           6   $          137
                                                                          =================================

Accumulation units
   outstanding                                                                      0.53            9.23
                                                                          =================================

Net asset value and
   redemption price per unit                                               $       11.76   $      14.79
                                                                          =================================

Investment sub-account information:

   Number of mutual fund shares                                                      0.46           9.87

   Net asset value per share                                               $        13.56  $       13.84

   Investment cost                                                         $            7  $          112


See accompanying notes.



                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                             Statement of Operations

                          Year ended December 31, 1999


                                            ALGER
                                          AMERICAN     ALLIANCE VPF   ALLIANCE VPF    DREYFUS VIF    DREYFUS VIF
                                          INCOME &    GROWTH & INCOME    PREMIER        CAPITAL         SMALL
                                           GROWTH       SUB-ACCOUNT      GROWTH      APPRECIATION        CAP
                                         SUB-ACCOUNT                   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------

----------------------------------------
Investment income                        $     8,912    $  29,215      $     4,298     $    7,402    $       213
----------------------------------------

----------------------------------------
Expenses:
----------------------------------------
   Mortality and expense risk charge          (2,213)      (2,551)          (3,856)        (3,792)        (3,107)
-------------------------------------------------------------------------------------------------------------------

----------------------------------------
Net investment income (expense)                6,699       26,664              442          3,610         (2,894)
----------------------------------------

----------------------------------------
Net realized and unrealized gain (loss) on investments:
----------------------------------------
     Realized gain (loss) on
       investment transactions                13,563        3,884           34,524          5,372            488
----------------------------------------
     Unrealized appreciation
       (depreciation) of investments         125,112       (3,440)         137,666         43,894        104,191
-------------------------------------------------------------------------------------------------------------------

----------------------------------------

----------------------------------------
Net gain (loss) on investments               138,675          444          172,190         49,266        104,679
-------------------------------------------------------------------------------------------------------------------

----------------------------------------
Net increase (decrease) in net
   assets resulting from                 $   145,374    $  27,108      $   172,632     $   52,876    $   101,785
   operations
---------------------------------------============================================================================

See accompanying notes.






                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Operations (continued)

                          Year ended December 31, 1999


                                                                  JANUS                     MFS VIT
                                                    JANUS         ASPEN       MFS VIT        GROWTH                    MSDW UF
                                                    ASPEN       WORLDWIDE     EMERGING        WITH        MFS VIT       FIXED
                                                  BALANCED       GROWTH        GROWTH        INCOME      RESEARCH       INCOME
                                                 SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
Investment income                                $    12,581    $    1,385   $        1    $     760     $      994   $    6,063
------------------------------------------------

------------------------------------------------
Expenses:
------------------------------------------------
   Mortality and expense risk charge                  (3,223)       (4,886)      (2,102)      (1,150)          (849)        (621)
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
Net investment income (expense)                        9,358        (3,501)      (2,101)        (390)           145        5,442
------------------------------------------------

------------------------------------------------
Net realized and unrealized gain (loss) on investments:
------------------------------------------------
     Realized gain (loss) on investment
       transactions                                    5,132        25,128       61,562        2,275          9,062         (746)
------------------------------------------------
     Unrealized appreciation (depreciation)
       of investments                                 96,875       399,231      158,947        9,900         21,192       (5,312)
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------

------------------------------------------------
Net gain (loss) on investments                       102,007       424,359      220,509       12,175         30,254       (6,058)
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                     $   111,365    $  420,858   $  218,408    $  11,785     $   30,399   $     (616)
-----------------------------------------------====================================================================================

See accompanying notes.





                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Operations (continued)

                          Year ended December 31, 1999


                                                                              OCC             OCC
                                                            MSDW UF       ACCUMULATION    ACCUMULATION                  TRANSAMERICA
                                          MSDW UF HIGH   INTERNATIONAL   TRUST MANAGED  TRUST SMALL CAP TRANSAMERICA VIF  VIF MONEY
                                              YIELD          MAGNUM       SUB-ACCOUNT     SUB-ACCOUNT        GROWTH         MARKET
                                           SUB-ACCOUNT    SUB-ACCOUNT                                      SUB-ACCOUNT  SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
Investment income                          $     11,079   $      1,333    $      6,501     $       243    $     7,412      $ 20,838
------------------------------------------

------------------------------------------
Expenses:
------------------------------------------
   Mortality and expense risk charge               (889)          (619)         (1,341)           (415)       (14,814)       (3,718)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
Net investment income (expense)                  10,190            714           5,160            (172)        (7,402)       17,120
------------------------------------------

------------------------------------------
Net realized and unrealized gain (loss) on investments:
------------------------------------------
     Realized gain (loss) on investment
       transactions                                 426          1,917             969             487         19,373             -
------------------------------------------
     Unrealized appreciation
       (depreciation) of investments             (3,139)        20,493           1,090          (1,273)       762,517             -
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------

------------------------------------------
Net gain (loss) on investments                   (2,713)        22,410           2,059            (786)       781,890             -
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
Net increase (decrease) in net
   assets resulting from operations        $      7,477   $     23,124    $      7,219     $      (958)   $   774,488      $ 17,120
-----------------------------------------===========================================================================================

See accompanying notes.





                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Operations (continued)

                          Year ended December 31, 1999


                                                                                  PIMCO        MSDW UF
                                                                               STOCK PLUS      EMERGING
                                                                                GROWTH &       MARKETS
                                                                                 INCOME         EQUITY
                                                                               SUB-ACCOUNT   SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Investment income                                                              $       -      $       -
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Expenses:
------------------------------------------------------------------------------
   Mortality and expense risk charge                                                   -              -
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net investment income (expense)                                                        -              -
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
------------------------------------------------------------------------------
   Realized gain (loss) on investment transactions                                     -              -
------------------------------------------------------------------------------
   Unrealized appreciation (depreciation) of investments                               -             25
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net gain (loss) on investments                                                         -             25
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $       -      $      25
-----------------------------------------------------------------------------==============================

See accompanying notes.





                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Changes in Net Assets

                          Year ended December 31, 1999


                                                                ALGER
                                                               AMERICAN    ALLIANCE VPF  ALLIANCE VPF   DREYFUS VIF   DREYFUS VIF
                                                               INCOME &      GROWTH &       PREMIER       CAPITAL        SMALL
                                                                GROWTH        INCOME        GROWTH      APPRECIATION      CAP
                                                             SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
Increase (decrease) in net assets:
-------------------------------------------------------------
   From operations:
-------------------------------------------------------------
     Net investment income (expense)                          $     6,699   $    26,664   $       442    $     3,610   $    (2,894)
-------------------------------------------------------------
     Realized gain (loss) on investment transactions               13,563         3,884        34,524          5,372           488
-------------------------------------------------------------
     Unrealized appreciation (depreciation)
       of investments                                             125,112        (3,440)      137,666         43,894       104,191
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                145,374        27,108       172,632         52,876       101,785
-------------------------------------------------------------

-------------------------------------------------------------
From policy related transactions:
-------------------------------------------------------------
   Premiums deposited                                             199,030       188,512       611,419        385,174       254,005
-------------------------------------------------------------
   Redemptions                                                    (30,830)      (38,171)      (78,645)       (53,061)      (40,785)
-------------------------------------------------------------
   Transfers between fixed account and sub-accounts               170,267       279,117       172,196        212,752       123,253
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
Net increase in net assets resulting from policy related
   transactions                                                   338,467       429,458       704,970        544,865       336,473
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
Total increase in net assets                                      483,841       456,566       877,602        597,741       438,258
-------------------------------------------------------------

-------------------------------------------------------------
Net assets at beginning of year                                    82,361       153,856       132,857        206,541       224,033
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
Net assets at end of year                                     $   566,202   $   610,422   $ 1,010,459    $   804,282   $   662,291
------------------------------------------------------------========================================================================

See accompanying notes.



                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999


                                                                JANUS                       MFS VIT
                                                 JANUS          ASPEN         MFS VIT        GROWTH                       MSDW UF
                                                 ASPEN        WORLDWIDE      EMERGING         WITH         MFS VIT         FIXED
                                               BALANCED        GROWTH         GROWTH         INCOME       RESEARCH        INCOME
                                              SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Increase (decrease) in net assets:
---------------------------------------------
   From operations:
---------------------------------------------
     Net investment income (expense)          $     9,358    $     (3,501)  $    (2,101)   $     (390)   $       145    $     5,442
---------------------------------------------
     Realized gain (loss) on investment
       transactions                                 5,132          25,128        61,562         2,275          9,062           (746)
---------------------------------------------
     Unrealized appreciation (depreciation)
       of investments                              96,875         399,231       158,947         9,900         21,192         (5,312)
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                      111,365         420,858       218,408        11,785         30,399           (616)
---------------------------------------------

---------------------------------------------
From policy related transactions:
---------------------------------------------
   Premiums deposited                             372,741         474,430       231,628       101,497         81,529         91,127
---------------------------------------------
   Redemptions                                    (51,671)        (69,087)      (34,977)      (17,573)       (14,877)       (14,531)
---------------------------------------------
   Transfers between fixed account and
     sub-accounts                                 196,882         435,173       (20,642)       74,885         31,605         26,153
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Net increase in net assets resulting
   from policy related transactions               517,952         840,516       176,009       158,809         98,257        102,749
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Total increase in net assets                      629,317       1,261,374       394,417       170,594        128,656        102,133
---------------------------------------------

---------------------------------------------
Net assets at beginning of year                   151,543         221,598       122,429        76,637         49,091         37,048
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Net assets at end of year                     $   780,860    $  1,482,972   $   516,846    $  247,231    $   177,747    $   139,181
--------------------------------------------========================================================================================

See accompanying notes.





                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999


                                                                           OCC            OCC                       TRANSAMERICA
                                           MSDW UF        MSDW UF     ACCUMULATION   ACCUMULATION  TRANSAMERICA VIF      VIF
                                             HIGH      INTERNATIONAL  TRUST MANAGED TRUST SMALL CAP     GROWTH          MONEY
                                            YIELD         MAGNUM       SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT       MARKET
                                         SUB-ACCOUNT    SUB-ACCOUNT                                                  SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
Increase (decrease) in net assets:
-----------------------------------------
   From operations:
-----------------------------------------
     Net investment income (expense)      $    10,190   $       714    $      5,160   $      (172)   $     (7,402)   $    17,120
-----------------------------------------
     Realized gain (loss) on
       investment transactions                    426         1,917             969           487          19,373              -
-----------------------------------------
     Unrealized appreciation
       (depreciation) of investments           (3,139)       20,493           1,090        (1,273)        762,517              -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
Net increase (decrease) in net assets
   resulting from operations                    7,477        23,124           7,219          (958)        774,488         17,120
-----------------------------------------

-----------------------------------------
From policy related transactions:
-----------------------------------------
   Premiums deposited                          59,348        87,061          68,604        38,037       1,670,015      2,903,307
-----------------------------------------
   Redemptions                                (18,320)      (13,429)        (15,386)       (5,997)       (249,380)       (99,333)
-----------------------------------------
   Transfers between fixed account and
     sub-accounts                              18,401        23,842          40,694        21,836         789,554     (2,531,306)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
Net increase in net assets resulting
   from policy related transactions            59,429        97,474          93,912        53,876       2,210,189        272,668
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
Total increase in net assets                   66,906       120,598         101,131        52,918       2,984,677        289,788
-----------------------------------------

-----------------------------------------
Net assets at beginning of year                84,021        28,936         126,658        31,027         742,182        377,777
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
Net assets at end of year                 $   150,927   $   149,534    $    227,789   $    83,945    $  3,726,859    $   667,565
----------------------------------------===========================================================================================

See accompanying notes.


                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999


                                                                               PIMCO      MSDW UF EMERGING
                                                                             STOCKPLUS        MARKETS
                                                                              GROWTH &         EQUITY
                                                                               INCOME       SUB-ACCOUNT
                                                                            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (expense)                                       $           -   $          -
     Realized gain (loss) on investment transactions                                   -              -
     Unrealized appreciation (depreciation) of investments                             -             25
                                                                          ---------------------------------

Net increase (decrease) in net assets resulting from operations                        -             25

From policy related transactions:
   Premiums deposited                                                                  8             58
   Redemptions                                                                        (2)           (22)
   Transfers between fixed account and sub-accounts                                    -             76
                                                                          ---------------------------------

Net increase in net assets resulting from policy related transactions                  6            112
                                                                          ---------------------------------

Total increase in net assets                                                           6            137

Net assets at beginning of year                                                        -              -
                                                                          ---------------------------------

Net assets at end of year                                                  $           6   $        137
                                                                          =================================


See accompanying notes.




                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Changes in Net Assets

     Period April 13, 1998 (Commencement of Operations) to December 31, 1998


                                                              ALGER
                                                             AMERICAN    ALLIANCE VPF  ALLIANCE VPF   DREYFUS VIF   DREYFUS VIF
                                                             INCOME &      GROWTH &      PREMIER        CAPITAL        SMALL
                                                              GROWTH        INCOME        GROWTH     APPRECIATION       CAP
                                                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
Increase (decrease) in net assets:
-----------------------------------------------------------
   From operations:
-----------------------------------------------------------
     Net investment income (expense)                      $ (3,489)     $ (3,892)     $ (6,275)     $ (5,299)      $ (6,599)
-----------------------------------------------------------
     Realized gain (loss) on investment transactions              (22)           65           269          (577)        (3,418)
-----------------------------------------------------------
     Unrealized appreciation (depreciation)
       of investments                                          13,054        12,035        21,341        17,606         18,988
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                              9,543         8,208        15,335        11,730          8,971
-----------------------------------------------------------

-----------------------------------------------------------
From policy related transactions:
-----------------------------------------------------------
   Premiums deposited                                          62,119        74,612        98,221       118,326        113,208
-----------------------------------------------------------
   Terminations                                                     -             -             -             -              -
-----------------------------------------------------------
   Transfers between fixed account and sub-accounts            10,699        71,036        19,301        76,485        101,854
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
Net increase in net assets resulting from policy
   related transactions                                        72,818       145,648       117,522       194,811        215,062
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
Total increase in net assets                                   82,361       153,856       132,857       206,541        224,033
-----------------------------------------------------------

-----------------------------------------------------------
Net assets at beginning of period                                   -             -             -             -              -
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
Net assets at end of period                               $ 82,361      $ 153,856     $ 132,857     $ 206,541      $ 224,033
----------------------------------------------------------========================================================================

See accompanying notes.





                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Changes in Net Assets (continued)

     Period April 13, 1998 (Commencement of Operations) to December 31, 1998


                                                                 JANUS                       MFS VIT
                                                   JANUS         ASPEN        MFS VIT        GROWTH                      MSDW UF
                                                   ASPEN       WORLDWIDE      EMERGING        WITH         MFS VIT        FIXED
                                                  BALANCED       GROWTH        GROWTH        INCOME        RESEARCH       INCOME
                                                SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
Increase (decrease) in net assets:
------------------------------------------------
   From operations:
------------------------------------------------
     Net investment(expense) income            $ (2,215)     $ (7,705)     $ (5,544)     $ (3,295)      $ (1,575)     $ 454
------------------------------------------------
     Realized gain (loss) on investment
       transactions                                    169        (1,358)         (616)         (153)           (60)              2
------------------------------------------------
     Unrealized appreciation (depreciation)
       of investments                               17,794        25,966        20,130         6,335          6,613          (1,319)
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                  15,748        16,903        13,970         2,887          4,978            (863)
------------------------------------------------

------------------------------------------------
From policy related transactions:
------------------------------------------------
   Premiums deposited                              119,245       147,074        71,964        66,031         26,441          33,772
------------------------------------------------
   Terminations                                          -             -             -             -              -               -
------------------------------------------------
   Transfers between fixed account and
     sub-accounts                                   16,550        57,621        36,495         7,719         17,672           4,139
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
Net increase in net assets resulting from
   policy related transactions                     135,795       204,695       108,459        73,750         44,113          37,911
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
Total increase in net assets                       151,543       221,598       122,429        76,637         49,091          37,048
------------------------------------------------

------------------------------------------------
Net assets at beginning of period                        -             -             -             -              -               -
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
Net assets at end of period                    $ 151,543     $ 221,598     $ 122,429     $ 76,637       $ 49,091      $ 37,048
-----------------------------------------------====================================================================================

See accompanying notes.





                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Changes in Net Assets (continued)

     Period April 13, 1998 (Commencement of Operations) to December 31, 1998


                                                                            OCC             OCC                      TRANSAMERICA
                                            MSDW UF        MSDW UF      ACCUMULATION   ACCUMULATION   TRANSAMERICA        VIF
                                              HIGH      INTERNATIONAL      TRUST      TRUST SMALL CAP      VIF           MONEY
                                             YIELD         MAGNUM         MANAGED       SUB-ACCOUNT      GROWTH         MARKET
                                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT                    SUB-ACCOUNT    SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
Increase (decrease) in net assets:
------------------------------------------
   From operations:
------------------------------------------
     Net investment income (expense)       $     2,524   $    (1,523)    $    (3,856)    $    (992)    $    32,662    $   (23,947)
------------------------------------------
     Realized gain (loss) on
       investment transactions                    (345)            -            (745)          (59)            794              -
------------------------------------------
     Unrealized appreciation
       (depreciation) of investments            (1,283)          547           4,841         2,292          43,458              -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                       896          (976)            240         1,241          76,914        (23,947)
------------------------------------------

------------------------------------------
From policy related transactions:
------------------------------------------
   Premiums deposited                           77,414        23,861          48,709        21,651         539,439      1,045,010
------------------------------------------
   Terminations                                      -             -               -             -               -              -
------------------------------------------
   Transfers between fixed account
     and sub-accounts                            5,711         6,051          77,709         8,135         125,829       (643,286)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
Net increase in net assets resulting
   from policy related transactions             83,125        29,912         126,418        29,786         665,268        401,724
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
Total increase in net assets                    84,021        28,936         126,658        31,027         742,182        377,777
------------------------------------------

------------------------------------------
Net assets at beginning of period                    -             -               -             -               -              -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
Net assets at end of period                $    84,021   $    28,936     $   126,658     $  31,027     $   742,182    $   377,777
-----------------------------------------===========================================================================================


See accompanying notes.

                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                          Notes to Financial Statements

                                December 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Separate Account VUL-1 of Transamerica Occidental Life Insurance Company (Separate Account) was established by Transamerica Occidental Life Insurance Company (Transamerica Life) as a separate account under the laws of the state of California on June 11, 1996. The Separate Account is registered with the Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940, as amended, as a unit investment trust and is designed to provide life insurance benefits pursuant to variable life insurance contracts (Contract) issued by Transamerica Life. The Separate Account commenced operations when initial deposits were received on April 13, 1998.

In accordance with the terms of the Policy, all payments are directed either to the fixed account or to sub-accounts within the Separate Account. Payments allocated to the Separate Account by policy owners must be allocated to purchase units of any or all of the Separate Account's nineteen sub-accounts, each of which invests exclusively in a specific corresponding mutual fund portfolio
(Fund). The mutual fund portfolios are comprised of the Alger American Income & Growth, Alliance VPF Growth & Income, Alliance VPF Premier Growth, Dreyfus VIF Capital Appreciation, Dreyfus VIF Small Cap, Janus Aspen Balanced, Janus Aspen Worldwide Growth, MFS VIT Emerging Growth, MFS VIT Growth with Income, MFS VIT Research, MSDW (formerly Morgan Stanley) UF Fixed Income, MSDW(formerly Morgan Stanley) UF High Yield, MSDW(formerly Morgan Stanley) UF International Magnum, OCC Accumulation Trust Managed, OCC Accumulation Trust Small Cap, Transamerica VIF Growth, Transamerica VIF Money Market, PIMCO StockPlus Growth & Income and MSDW (formerly Morgan Stanley) UF Emerging Markets Equity sub-accounts. The PIMCO Stock Plus Growth & Income and MSDW UF Emerging Markets Equity sub-accounts have been available to policyholders since October 15, 1999. The Funds are open-end management investment companies registered under the Investment Company Act of 1940.

BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein. The accounting principles followed and the methods of applying those principles are presented below:

                            Separate Account VUL-1 of
                 Transamerica Occidental Life Insurance Company

                    Notes to Financial Statements (continued)




1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

Investment Valuation-Investments in the Funds' shares are carried at fair (net asset) value. Realized investment gains or losses on investments are determined on a specific identification basis. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).

Investment Income-Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts.

Federal Income Taxes-Operations of the Separate Account are part of, and will be taxed with, those of Transamerica Life, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax laws, income from assets maintained in the Separate Account for the exclusive benefit of participants generally is not subject to federal income tax.

2. EXPENSES AND CHARGES

Mortality and expense risk charges are deducted from each sub-account on a daily basis which is equal, on an annual basis, to 0.65% of the daily net asset value of the sub-account. This amount may be increased to an annual rate no greater than 0.80% and is paid to Transamerica Life. For a period not to exceed the first 20 policy years, an administrative expense charge is also deducted by Transamerica Life from each sub-account on a daily basis which is equal, on an annual basis, to 0.15% of the daily net asset value of the sub-account.

The following charges are deducted from a policyholder account by Transamerica Life and not directly from the Separate Account. Currently, 4% of each payment is deducted as a payment expense charge. For each partial withdrawal, a transaction fee of 2% of the amount withdrawn not to exceed $25, is deducted. The first 12 transfers in a policy year are free. After that, a $10 transfer charge is deducted from amounts transferred in that policy year. For each increase or decrease in face amount a transaction charge of $40 is deducted from the policy value to reimburse the administrative costs of the change.

3. REMUNERATION

The Separate Account pays no remuneration to directors, advisory boards or officers or such other persons who may from time to time perform services for the Separate Account.

4. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and the aggregate proceeds from the sales of investments for the year ended December 31, 1999 were:

                                      ALGER
                                 AMERICAN INCOME   ALLIANCE VPF   ALLIANCE VPF    DREYFUS VIF
                                     & GROWTH    GROWTH & INCOME     PREMIER        CAPITAL
                                   SUB-ACCOUNT     SUB-ACCOUNT       GROWTH       APPRECIATION
                                                                   SUB-ACCOUNT    SUB-ACCOUNT
-------------------------------------------------------------------------------------------------

----------------------------------
Aggregate purchases               $     395,032   $     479,753   $     809,169  $     576,897
                                 ================================================================

Aggregate proceeds from sales     $      49,883   $      23,640   $     103,783  $      28,422
                                 ================================================================

                                                                      JANUS
                                   DREYFUS VIF        JANUS           ASPEN         MFS VIT
                                      SMALL           ASPEN         WORLDWIDE   EMERGING GROWTH
                                       CAP           BALANCED        GROWTH       SUB-ACCOUNT
                       SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
-------------------------------------------------------------------------------------------------

----------------------------------
Aggregate purchases               $     367,357    $    549,511    $    910,211   $    307,056
---------------------------------================================================================

----------------------------------
Aggregate proceeds from sales     $      33,794    $     22,215    $     73,250   $    133,202
---------------------------------================================================================

                                     MFS VIT
                                      GROWTH                         MSDW UF        MSDW UF
                                       WITH          MFS VIT          FIXED           HIGH
                                      INCOME         RESEARCH        INCOME          YIELD
                                   SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
-------------------------------------------------------------------------------------------------

----------------------------------
Aggregate purchases                $    181,502    $    131,018    $    125,524   $     84,043
---------------------------------================================================================

----------------------------------
Aggregate proceeds from sales      $     23,087    $     32,620    $     17,331   $     14,422
---------------------------------================================================================




4. INVESTMENT TRANSACTIONS (CONTINUED)

                                                       OCC             OCC
                                     MSDW UF       ACCUMULATION   ACCUMULATION  TRANSAMERICA VIF
                                  INTERNATIONAL   TRUST MANAGED  TRUST SMALL CAP     GROWTH
                                      MAGNUM       SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                   SUB-ACCOUNT
-------------------------------------------------------------------------------------------------

----------------------------------
Aggregate purchases                $    115,333    $    119,879    $     64,545   $  2,291,435
---------------------------------================================================================

----------------------------------
Aggregate proceeds from sales      $     17,149    $     20,804    $     10,842   $     88,901
---------------------------------================================================================

                                                   TRANSAMERICA       PIMCO         MSDW UF
                                                       VIF          STOCKPLUS   EMERGING MARKETS
                                                      MONEY         GROWTH &         EQUITY
                                                      MARKET         INCOME       SUB-ACCOUNT
                                                   SUB-ACCOUNT     SUB-ACCOUNT
-------------------------------------------------------------------------------------------------

--------------------------------------------------
Aggregate purchases                                $  2,633,647    $          7   $        112
-------------------------------------------------================================================

--------------------------------------------------
Aggregate proceeds from sales                      $  2,343,859    $          -   $          -
-------------------------------------------------================================================



                 Transamerica Occidental Life Insurance Company

                     Financial Statements - Statutory Basis

                                   Years ended December 31, 1999, 1998 and 1997



                                    CONTENTS

Report of Independent Auditors..........................................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis........................................................................3
Statements of Operations - Statutory Basis..............................................................5
Statements of Changes in Capital and Surplus - Statutory Basis..........................................6
Statements of Cash Flow - Statutory Basis...............................................................7
Notes to Financial Statements - Statutory Basis.........................................................9

Statutory Basis Financial Statement Schedules

Summary of Investments - Other Than Investments in Related Parties -
   Statutory Basis.....................................................................................39
Supplementary Insurance Information - Statutory Basis..................................................40
Reinsurance - Statutory Basis..........................................................................42


2







                         Report Of Independent Auditors

Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 1999. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the California Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Occidental Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the California Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.



March 31, 2000

3

                 Transamerica Occidental Life Insurance Company

                        Balance Sheets - Statutory Basis

                                 (Dollars in thousands, except per share amounts)


                                                                                   DECEMBER 31
                                                                             1999              1998
                                                                      --------------------------------------

ADMITTED ASSETS Cash and invested assets:
   Bonds                                                                $    12,820,804   $    12,135,178
   Preferred stocks - unaffiliated                                               77,231            40,941
   Preferred stocks - subsidiaries                                               58,219            56,860
   Common stocks - unaffiliated                                               1,270,039           773,490
   Common stocks - subsidiaries                                                 984,400           965,485
   Mortgage loans on real estate                                                385,590           387,038
   Real estate                                                                  101,195           102,748
   Policy loans                                                                 409,534           410,628
   Cash and short-term investments                                              132,454           513,557
   Other investments                                                            218,997           194,264
                                                                      --------------------------------------
Total cash and invested assets                                               16,458,463        15,580,189


Federal income tax receivable                                                   160,075                 -
Accrued investment income                                                       226,823           210,932
Deferred and uncollected premiums                                               227,722          (807,951)
Reinsurance receivable                                                          249,225         1,201,639
Other admitted assets                                                           245,696           255,744
Separate account assets                                                       4,229,395         3,443,277
                                                                      --------------------------------------
Total admitted assets                                                   $    21,797,399   $    19,883,830
                                                                      ======================================




15








                                                                                  DECEMBER 31
                                                                            1999              1998
                                                                     --------------------------------------

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Reserves for future policy benefits                                 $     9,695,196   $     9,428,282
   Policy and contract claims payable                                          296,789           156,147
   Supplementary contracts without life contingencies                          208,349           215,548
   Funding agreements                                                        2,228,261         1,927,054
   Other policy liabilities                                                    114,442           115,361
   Funds held under coinsurance                                              2,274,229         2,123,810
   Asset valuation reserve                                                     578,958           400,616
   Interest maintenance reserve                                                 58,721            61,514
   Other liabilities                                                           310,404           285,030
   Separate account liabilities                                              4,068,126         3,326,306
                                                                     --------------------------------------
Total liabilities                                                           19,833,475        18,039,668

Capital and surplus:
   Common Stock ($12.50 par value):
     Authorized - 4,000,000 shares
     Issued and outstanding - 2,206,933 shares                                  27,587            27,587
   Contributed surplus                                                         509,600           372,538
   Unassigned surplus                                                        1,426,737         1,444,037
                                                                     --------------------------------------
Total capital and surplus                                                    1,963,924         1,844,162
                                                                     --------------------------------------
Total liabilities and capital and surplus                              $    21,797,399   $    19,883,830
                                                                     ======================================

See accompanying notes.


                 Transamerica Occidental Life Insurance Company

                   Statements of Operations - Statutory Basis

                             (Dollars in thousands)

                                                                         YEAR ENDED DECEMBER 31
                                                                  1999            1998            1997
                                                            -------------------------------------------------
Revenues:
   Premiums and annuity considerations                        $   1,368,016   $   1,608,525   $   1,715,745
   Fund deposits                                                    351,170         363,889         395,162
   Considerations for supplementary contracts without life
     contingencies                                                  212,513         259,660         240,065
   Net investment income                                          1,125,042       1,078,543       1,028,054
   Commissions and expense allowances on reinsurance ceded
                                                                    469,910         471,943         283,794
   Other                                                            550,544         900,281         228,649
                                                            -------------------------------------------------
                                                                  4,077,195       4,682,841       3,891,469
Benefits and expenses:
   Benefits paid or provided for:
     Death benefits                                                 392,276         595,585         432,019
     Annuity benefits                                               582,542         570,424         754,609
     Disability benefits                                             10,199          36,590         139,278
     Surrender benefits and other fund withdrawals                  694,766         616,224         429,449
     Increase (decrease) in reserves                                266,814        (447,419)       (631,054)
     Payments on supplementary contracts                            231,717         243,383         235,594
     Endowments                                                       2,397           2,504           2,000
     Other                                                          112,059         102,093          96,546
                                                            -------------------------------------------------
                                                                  2,292,770       1,719,384       1,458,441
   Expenses:
     Commissions and expense allowances                             691,802         728,533         554,979
     Reinsurance reserve transfer                                         -         671,651         792,425
     Other operating expenses                                       857,912       1,300,821         758,855
     Net transfers to separate accounts                              50,572         200,243         152,998
                                                            -------------------------------------------------
                                                                  1,600,286       2,901,248       2,259,257
                                                            -------------------------------------------------
                                                                  3,893,056       4,620,632       3,717,698
                                                            -------------------------------------------------
Gain from operations before dividends to policyholders,
   federal income tax expense (benefit) and net realized
   capital gains (losses)                                           184,139          62,209         173,771
Dividends to policyholders                                            9,294           8,206           9,453
                                                            -------------------------------------------------
Gain from operations before federal income tax expense
   (benefit) and net realized capital gains (losses)                174,845          54,003         164,318
Federal income tax expense (benefit)                                 30,330         (70,408)         58,514
                                                            -------------------------------------------------
Gain from operations before net realized capital gains
   (losses)                                                         144,515         124,411         105,804
Net realized capital gains (losses)                                  17,515          76,071          (9,332)
                                                            -------------------------------------------------
Net income                                                    $     162,030   $     200,482   $      96,472
                                                            =================================================

See accompanying notes.




                 Transamerica Occidental Life Insurance Company

                          Statements of Changes in Capital and Surplus - Statutory Basis

                             (Dollars in thousands)


                                                                    YEAR ENDED DECEMBER 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------

Capital and surplus at beginning of year               $    1,844,162    $    1,556,228   $    1,249,045
Net income                                                    162,030           200,482           96,472
Increase in net unrealized capital gains                      119,420           261,540          246,829
Increase in non-admitted assets and
   related items                                               (2,824)          (45,392)         (41,778)
(Decrease) increase in liability for reinsurance in
   unauthorized companies                                      (4,646)           (3,137)           1,038
Increase in asset valuation reserve                          (178,342)          (39,153)         (66,577)
Increase in surplus in separate account statement
                                                               16,637            32,572           29,459
Contributed capital                                           137,062             3,800          127,194
Prior year adjustments                                        (14,710)          (21,276)         (47,998)
Dividends paid to parent                                      (79,000)          (80,000)         (61,311)
Change in benefit reserve valuation basis                           -                 -           (7,782)
Increase (decrease) as a result of
   reinsurance                                                (35,865)          (21,502)          31,637
                                                     ------------------------------------------------------
Capital and surplus at end of year                     $    1,963,924    $    1,844,162   $    1,556,228
                                                     ======================================================

See accompanying notes.





                 Transamerica Occidental Life Insurance Company

                    Statements of Cash Flow - Statutory Basis

                             (Dollars in thousands)


                                                                    YEAR ENDED DECEMBER 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------
OPERATING ACTIVITIES
Premiums and annuity considerations                    $      319,552    $    2,642,142   $    1,612,975
Fund deposits                                                 351,170           363,889          395,162
Other policy proceeds and considerations                      212,546           259,627          240,280
Allowances and reserve adjustments received on
   reinsurance ceded                                        1,861,584            93,368          249,623
Investment income received                                  1,088,846         1,068,856          996,628
Other income received                                         141,247           194,037          274,793
Life and accident and health claims paid                     (266,727)         (661,006)        (487,861)
Surrender benefits and other fund withdrawals paid
                                                             (695,777)         (618,854)        (442,793)
Annuity and other benefits paid                              (962,151)         (948,840)      (1,046,532)
Commissions, other expenses and taxes
   paid                                                    (1,027,317)         (950,827)        (777,851)
Dividends paid to policyholders                                (9,136)           (8,102)         (10,101)
Federal income taxes received (paid)                         (146,945)           15,764          (12,411)
Reinsurance reserve transfers and other                      (618,898)       (1,891,421)      (1,552,528)
                                                     ------------------------------------------------------
Net cash provided by (used in) operating activities
                                                              247,994          (441,367)        (560,616)

INVESTING ACTIVITIES
Proceeds from investments sold, matured
   or repaid:
     Bonds                                                  2,993,985         3,938,693        3,525,839
     Stocks                                                   220,666           488,559          138,284
     Mortgage loans                                            11,248            37,335           34,216
     Real estate                                                3,050            20,300            3,660
     Other invested assets                                        200             3,984            8,580
     Miscellaneous proceeds                                       407           (25,830)           7,140
                                                     ------------------------------------------------------
Total investment proceeds                                   3,229,556         4,463,041        3,717,719
Taxes paid on capital gains                                         -                 -           (7,481)
                                                     ------------------------------------------------------
Net proceeds from sales, maturities, or repayments
   of investments                                           3,229,556         4,463,041        3,710,238




                 Transamerica Occidental Life Insurance Company

                               Statements of Cash Flow - Statutory Basis (continued)

                             (Dollars in thousands)


                                                                    YEAR ENDED DECEMBER 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------

Cost of investments acquired:
   Bonds                                               $   (3,656,035)   $   (4,225,623)  $   (4,103,637)
   Stocks                                                    (611,404)         (331,131)        (311,708)
   Mortgage loans                                              (9,800)         (121,139)         (40,000)
   Real estate                                                 (5,064)           (7,030)          (2,765)
   Other invested assets                                      (35,204)          (36,752)          (2,031)
   Miscellaneous applications                                 (93,194)                -                -
                                                     ------------------------------------------------------
Total cost of investments acquired                         (4,410,701)       (4,721,675)      (4,460,141)
Net decrease (increase) in policy loans                         1,094            (3,174)          (7,996)
                                                     ------------------------------------------------------
Net cost of investments acquired                           (4,409,607)       (4,724,849)      (4,468,137)
                                                     ------------------------------------------------------
Net cash used in investing activities                      (1,180,051)         (261,808)        (757,899)

Financing and miscellaneous activities:
   Other cash provided:
     Capital and surplus paid-in                              137,062             3,800          127,194
     Other sources                                            562,978         1,485,965        1,558,615
                                                     ------------------------------------------------------
Total other cash provided                                     700,040         1,489,765        1,685,809

Other cash provided (applied):
   Dividends paid to shareholders                             (79,000)          (80,000)         (61,311)
   Other applications, net                                    (70,086)         (347,482)        (162,103)
                                                     ------------------------------------------------------
Total other cash provided (applied)                          (149,086)         (427,482)        (223,414)
                                                     ------------------------------------------------------
Net cash provided by financing and miscellaneous
   activities                                                 550,954         1,062,283        1,462,395
                                                     ------------------------------------------------------
Net (decrease) increase in cash and short-term
   investments                                               (381,103)          359,108          143,880

Cash and short-term investments:
   Beginning of year                                          513,557           154,449           10,569
                                                     ------------------------------------------------------
   End of year                                         $      132,454    $      513,557   $      154,449
                                                     ======================================================

See accompanying notes.



                 Transamerica Occidental Life Insurance Company

                 Notes to Financial Statements - Statutory Basis

                                December 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Transamerica Occidental Life Insurance Company (the Company) is domiciled in California. The Company is a wholly owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly owned subsidiary of Transamerica Corporation. The Company has three wholly owned insurance subsidiaries:
Transamerica Life Insurance and Annuity Company (TALIAC), Transamerica Life Insurance Company of Canada and Transamerica Life Insurance Company of New York. TALIAC has one wholly owned insurance subsidiary, Transamerica Assurance Company. During 1999, Transamerica Corporation was merged with an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

NATURE OF BUSINESS

The Company engages in providing life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and are distributed in 50 states (reinsurance is the only product distributed in New York).

BASIS OF PRESENTATION

Certain amounts reported in the accompanying financial statements are based on management's best estimates and judgment, subject to the minimum requirements imposed by regulatory authorities. Actual results could differ from those estimates.

The accompanying financial statements have been prepared in conformity with statutory accounting practices (SAP) prescribed or permitted by the California Department of Insurance (the California Department), which vary in some respects from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

     The accounts and operations of the Company's subsidiaries are not consolidated but are included in investments in common stocks at the statutory net carrying value. Changes in the subsidiaries' net carrying values are charged or credited directly to unassigned surplus.

                 Transamerica Occidental Life Insurance Company

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

     Bonds, where permitted, are carried at amortized cost, rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value) and trading (reported at fair value) classifications.

     The costs of acquiring new and renewal business, such as commissions and underwriting and policy issue costs, are expensed when incurred rather than deferred and amortized over the terms of the related policies.

     Certain assets recognized under GAAP, principally agents' debit balances and computer software, are "non-admitted" and excluded from the accompanying financial statements under SAP and are charged directly to unassigned surplus.

     Reserves for future policy benefits generally are calculated based on mortality and interest assumptions that are statutorily required rather than using estimated expected experience or actual account balances. The policy liabilities are reported net, rather than gross, of ceded amounts.

     Revenues for interest-sensitive life policies and investment-type contracts consist of the entire premium received and benefits represent the benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as revenue and benefits represent the excess of benefits paid over the policy account value and interest credited to the account value.

     An Interest Maintenance Reserve (IMR) is provided which defers certain realized capital gains and losses attributable to changes in the general level of interest rates. Such deferred gains or losses are amortized into investment income over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

     An Asset Valuation Reserve (AVR) is provided which reclassifies a portion of surplus to liabilities. The AVR is calculated according to a specified formula as prescribed by the National Association of Insurance Commissioners (NAIC) and is intended to stabilize the Company's surplus against possible fluctuations in the market values of bonds, equity securities, mortgage loans, real estate, and other invested assets. Changes in the required AVR balance are charged or credited directly to unassigned surplus.

     Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

     Policyholder dividends are recognized when declared rather than over the term of the related policies.

     A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Other significant accounting policies are as follows:

INVESTMENTS

Investments are shown on the following bases:

     Bonds - where permitted, at amortized cost; all others are carried at values prescribed by the Securities Valuation Office of the NAIC (SVO); premiums and discounts are amortized using the interest method. For loan-backed bonds, the interest method including anticipated prepayments at the date of purchase is used. Prepayment assumptions for loan-backed bonds are estimated using broker dealer survey values and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all securities, except for interest-only securities which are valued using the prospective method.

     Preferred stocks - where permitted at cost, all others are carried at fair value based on NAIC values.

     Common stocks - at fair value based on NAIC market values, except for investments in subsidiaries which are at statutory net carrying values.

     Mortgage loans on real estate - at the aggregate unpaid balances.

     Real estate - at depreciated cost less encumbrances, except for properties acquired in satisfaction of debt, which are carried at the lower of fair value or cost, less encumbrances.

     Policy loans - at the aggregate unpaid principal balances.

     Other investments - primarily at the lower of cost or fair value. Derivative instruments, included in other investments in the accompanying balance sheet, are valued in accordance with the NAIC Accounting Practices and Procedures manual and Purposes and Procedures manual of the SVO. All derivative instruments are used for hedging purposes and valued on a basis consistent with the hedged item.

The Company uses interest rate swaps, caps and floors, options and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis as the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreements is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged item.

Gains and losses on disposal of investments are recognized on the specific-identification basis. Changes in the statutory fair values of stocks and those bonds carried at values prescribed by the SVO, rather than amortized cost, are reported as unrealized gains or losses directly in unassigned surplus and, accordingly, have no effect on net income.

Short-term investments include investments with maturities of less than one year at date of acquisition.

SEPARATE ACCOUNTS

The Company administers segregated asset accounts for pension and other clients. The assets of the separate accounts are not subject to liabilities arising out of any business the Company may conduct and are reported at fair value. Investment risks associated with fair value changes are primarily borne by the clients. The liabilities of the separate accounts represent reserves established to meet withdrawal and future benefit payment provisions of the contracts.

POLICY RESERVES AND CONTRACT CLAIMS

Life, annuity, and accident and health benefit reserves are calculated based upon published tables using such interest rate assumptions and valuation methods that will provide, in the aggregate, reserves that meet the amounts required by the California Department. The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the date of death. Additional reserves are established where the gross premiums on any insurance in force are less than the net premiums according to the standard valuation set by the California Department.

Contract claim liabilities include provisions for reported claims and claims incurred but not reported, net of reinsurance ceded.

PREMIUM REVENUES

Premiums from life insurance policies are recognized as revenue when due, and premiums from annuity contracts are recognized when received. Accident and health premiums are earned pro rata over the terms of the policies.

OTHER REVENUES

Other revenues consist primarily of profit sharing on reinsurance ceded and reserve adjustments on ceded modified coinsurance transactions.

REINSURANCE

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in surplus rather than gain from operations. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

PRIOR YEAR ADJUSTMENTS

Prior year adjustments charged directly to surplus in 1999 related primarily to expenses incurred for sales practices litigation of $7 million (after tax) and a suspense asset adjustment of $7 million (after tax).

Prior year adjustments in 1998 relate  primarily to expenses  incurred for sales
practices   litigation  of  $8  million  (after-tax)  and  a  reserve  valuation adjustment of $13 million (after-tax) on single premium immediate annuities.

Prior year adjustments in 1997 relate primarily to expenses incurred for sales practices litigation of $15 million (after-tax) and a reserve valuation adjustment of $30 million (after-tax) on single premium immediate annuities.

RECLASSIFICATIONS

Certain reclassifications of 1997 and 1998 amounts have been made to conform with the 1999 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

Fair values for bonds are based on market values prescribed by the SVO (NAIC market values) rather than on actual or estimated market values. For bonds without available NAIC market values, amortized costs are used as estimated fair values. As of December 31, 1999 and 1998, the fair value of investments in bonds includes $5,366 million and $5,215 million, respectively, of bonds that were valued at amortized cost.

Fair values for preferred and common stocks are based on NAIC market values, except for investment in subsidiaries which are at statutory net carrying values.

Fair values for mortgage loans on real estate and policy loans are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for calculation purposes.

Fair values for derivative instruments are estimated using values obtained from independent pricing services.

The carrying amounts of cash and short-term investments and accrued investment income approximate their fair value.

Fair values for liabilities under investment-type contracts, included in reserves for future policy benefits and other policy liabilities, are estimated using discounted cash flow calculations, based on interest rates currently being offered by similar contracts with maturities consistent with those remaining for the contracts being valued.


The carrying values and fair values of financial instruments are as follows (in thousands):

                                                                      DECEMBER 31
                                                        1999                               1998
                                         -----------------------------------------------------------------------
                                              CARRYING           FAIR            CARRYING           FAIR
                                               VALUE             VALUE            VALUE             VALUE
                                         -----------------------------------------------------------------------

Financial assets:
   Bonds                                   $   12,820,804    $   12,681,458   $   12,135,178    $   12,834,818
   Preferred stocks                               135,450            93,071           97,801           100,909
   Common stocks                                2,254,439         2,254,439        1,738,975         1,738,975
   Mortgage loans on real estate                  385,590           363,650          387,038           409,714
   Policy loans                                   409,534           396,956          410,628           388,076
   Floors, caps and swaptions                      56,964            60,129           57,311           149,447
   Cash on hand and on deposit                    132,454           132,454          513,557           513,557
   Accrued investment income                      226,823           226,823          210,932           210,932

                                                                      DECEMBER 31
                                                        1999                               1998
                                         -----------------------------------------------------------------------
                                              CARRYING           FAIR            CARRYING           FAIR
                                               VALUE             VALUE            VALUE             VALUE
                                         -----------------------------------------------------------------------

Financial liabilities (liabilities for investment-type contracts):
     Single and flexible premium
       deferred annuities                  $    2,074,622    $    1,881,238   $    2,112,347    $    1,927,980
     Single premium immediate annuities
                                                4,035,133         4,217,004        3,924,227         4,820,607
     Other deposit contracts                    2,219,143         2,222,305        1,917,574         1,915,954

Off-balance sheet assets (liabilities):
   Exchange derivatives designated as hedges that are in a:
       Receivable position                              -            30,253                -            88,062
       Payable position                                 -           (96,206)               -           (17,025)

The Company enters into various interest-rate agreements in the normal course of business primarily as a means of managing its interest rate exposure.

Interest rate swap agreements generally involve the periodic exchange of fixed rate interest and floating rate interest payments by applying a specified market index to the underlying contract or notional amount, without exchanging the underlying notional amounts. Interest rate swap agreements are intended primarily for asset and liability management. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial assets is recorded on an accrual basis as a component of net investment income. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial liabilities is recorded on an accrual basis as a component of benefits paid or provided. While the Company is not exposed to credit risk with respect to the notional amounts of the interest rate swap agreements, the Company is subject to credit risk from potential nonperformance of counterparties throughout the contract periods. The amounts potentially subject to such credit risk are much smaller than the notional amounts. The Company controls this credit risk by entering into transactions with only a selected number of high quality institutions, establishing credit limits and maintaining collateral when appropriate. Generally, the Company is subject to basis risk when an interest rate swap agreement is not funded. As of December 31, 1999, there were no unfunded interest rate swap agreements.

Interest rate floor agreements generally provide for the receipt of payments in the event the average interest rates during a settlement period fall below specified levels under interest rate floor agreements. These agreements enable the Company to transfer, modify, or reduce its interest rate risk and generally require up front premium payments. The costs of interest rate floor agreements are amortized over the contractual periods and resulting amortization expenses are included in net investment income. The conditional receipts under these agreements are recorded on an accrual basis as a component of net investment income if designated as hedges of financial assets or as a component of benefits paid or provided if designated as hedges of financial liabilities.


The  information  on  derivative   instruments  is  summarized  as  follows  (in
thousands):

                                                     AGGREGATE NOTIONALWEIGHTED AVERAGE
                                                           AMOUNT         FIXED RATE
                                                                                            FAIR VALUE
                                                     ------------------------------------------------------

DECEMBER 31, 1999
Interest rate swap agreements  designated as hedges of financial  assets,  where the Company pays:
     Fixed rate interest                               $      296,133         6.46%       $       28,092
     Floating rate interest                                 1,516,308         5.95               (90,055)
     Floating rate interest based on one index and
       receives floating rate interest on another
       index                                                    4,525         6.05                    20
Interest rate swap agreements designated as hedges
   of financial liabilities, where the Company pays:
     Floating rate interest                                   710,981         6.40                (4,394)
     Floating rate interest based on one index and
       receives floating rate interest on another
       index                                                  237,500         6.13                  (260)
Interest rate floor agreements                                400,000            -                 3,065
Swaptions                                                   6,500,000         6.64                25,211
Call options                                                   31,999            -                31,853





2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                     AGGREGATE NOTIONALWEIGHTED AVERAGE
                                                           AMOUNT         FIXED RATE
                                                                                            FAIR VALUE
                                                     ------------------------------------------------------

DECEMBER 31, 1998
Interest rate swap agreements  designated as hedges of financial  assets,  where the Company pays:
     Fixed rate interest                               $       44,950         5.95%       $          280
     Fixed rate interest                                      212,488         5.01               (13,525)
     Floating rate interest                                (1,495,000)        5.40                80,717
     Floating rate interest based on one index and
       receives floating rate interest on another
       index                                                   15,833         5.06                   110
Interest rate swap agreements designated as hedges
   of financial liabilities, where the Company pays:
     Floating rate interest                                 1,204,456         5.42                 3,781
     Floating rate interest based on one index and
       receives floating rate interest on another
       index                                                   37,500         4.84                  (339)
Interest rate floor agreements                                400,000              -              21,705
Swaptions                                                   6,500,000         5.19               101,754
Call options                                                   30,710              -              25,988

Generally, notional amounts indicate the volume of transactions and estimated fair values indicate the amounts subject to credit risk.

Financial instruments which potentially subject the Company to concentration of credit risk consist principally of temporary cash investments, fixed maturities, derivatives, mortgage loans on real estate and reinsurance receivables. The Company places its temporary cash investments with high credit quality financial institutions. Concentration of credit risk with respect to investments in fixed maturities and mortgage loans on real estate is limited due to the large number of such investments and their dispersion across many different industries and geographic areas. The Company places reinsurance with only highly rated insurance companies. At December 31, 1999, the Company had no significant concentration of credit risk.

3. INVESTMENTS

The carrying value and fair value of investments in debt securities are summarized as follows (in thousands):

                                                           GROSS             GROSS
                                        CARRYING         UNREALIZED       UNREALIZED           FAIR
                                          VALUE            GAINS            LOSSES            VALUE
                                    -----------------------------------------------------------------------
DECEMBER 31, 1999
U.S. Treasury securities and
   obligations of U.S. government
   corporations
   and agencies                       $      189,325   $       11,396    $        1,968   $      198,753
Obligations of states and political
   subdivisions                              106,484            3,673             1,482          108,675
Foreign governments                           50,820              353             3,328           47,845
Corporate securities                       9,345,228          103,079           230,148        9,218,159
Public utilities                           1,718,582           20,020            38,842        1,699,760
Mortgage and other asset- backed
   securities                              1,410,365                -             2,099        1,408,266
                                    -----------------------------------------------------------------------
                                      $   12,820,804   $      138,521    $      277,867   $   12,681,458
                                    =======================================================================




3. INVESTMENTS (CONTINUED)

                                                           GROSS             GROSS
                                        CARRYING         UNREALIZED       UNREALIZED           FAIR
                                          VALUE            GAINS            LOSSES            VALUE
                                    -----------------------------------------------------------------------
DECEMBER 31, 1998
U.S. Treasury securities and
   obligations of U.S. government
   corporations
   and agencies                       $      148,427   $       57,226    $            -   $      205,653
Obligations of states and political
   subdivisions                              123,255           11,752                 -          135,007
Foreign governments                           39,940            2,115             1,486           40,569
Corporate securities                       8,430,358          476,428            22,687        8,884,099
Public utilities                           2,206,740          176,863               571        2,383,032
Mortgage and other asset- backed
   securities                              1,186,458                -                 -        1,186,458
                                    -----------------------------------------------------------------------
                                      $   12,135,178   $      724,384    $       24,744   $   12,834,818
                                    =======================================================================

Included in bonds is a $150 million note due from Transamerica Corporation at December 31, 1998.

The carrying value and fair value of bonds at December 31, 1999, by contractual maturity, are as follows (in thousands):


                                                                   CARRYING           FAIR
                                                                    VALUE             VALUE
                                                              ------------------------------------

Due in one year or less                                         $      137,778    $      138,280
Due after one year through five years                                2,021,208         2,019,633
Due after five years through ten years                               2,769,210         2,708,056
Due after ten years                                                  6,482,243         6,407,223
Mortgage and other asset-backed securities                           1,410,365         1,408,266
                                                              ------------------------------------
                                                                $   12,820,804    $   12,681,458
                                                              ====================================

Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.



3. INVESTMENTS (CONTINUED)

The costs and fair values of preferred stocks and common stocks (unaffiliated companies) are as follows (in thousands):

                                                       GROSS            GROSS           ESTIMATED
                                                    UNREALIZED        UNREALIZED          FAIR
                                      COST             GAINS            LOSSES            VALUE
                               -----------------------------------------------------------------------

DECEMBER 31, 1999
Preferred stocks                 $       77,231    $        6,399   $       41,182    $       42,448
Common stocks                           662,215           640,014           32,190         1,270,039

DECEMBER 31, 1998
Preferred stocks                 $       40,941    $        3,506   $           18    $       44,429
Common stocks                           299,048           483,421            8,979           773,490

The components of investment in real estate are as follows (in thousands):

                                                                 ACCUMULATED        CARRYING
                                                   COST          DEPRECIATION         VALUE
                                            ------------------------------------------------------

DECEMBER 31, 1999
Properties occupied by the
   Company                                    $      207,709    $      111,331    $       96,378
Other                                                  7,450             2,633             4,817
                                            ------------------------------------------------------
                                              $      215,159    $      113,964    $      101,195
                                            ======================================================

DECEMBER 31, 1998
Properties occupied by the
   Company                                    $      202,933    $      105,330    $       97,603
Other                                                  8,514             3,369             5,145
                                            ------------------------------------------------------
                                              $      211,447    $      108,699    $      102,748
                                            ======================================================


The maximum and minimum lending rates for mortgage loans during 1999 were 8.48% and 7.13%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of any purchase money or insured or guaranteed mortgages, was 80%. Fire insurance is carried in every case at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

Net investment income (expense) by major category of investments is summarized as follows (in thousands):

                                                               YEAR ENDED DECEMBER 31
                                                      1999              1998             1997
                                                -----------------------------------------------------

Bonds                                             $      989,340   $      950,923    $      934,229
Preferred stocks                                           5,078            1,312               790
Common stocks                                             53,192           53,000            43,938
Mortgage loans on real estate                             28,314           28,713            25,031
Real estate                                               28,008           27,288            29,447
Policy loans                                              27,086           24,780            26,061
Cash and short-term investments                           10,526           10,939             4,094
Other investments                                         16,343           17,198              (533)
                                                -----------------------------------------------------
                                                       1,157,887        1,114,153         1,063,057
Investment expense                                       (32,845)         (35,610)          (35,003)
                                                -----------------------------------------------------
                                                  $    1,125,042   $    1,078,543    $    1,028,054
                                                =====================================================



The realized gains and losses and other information related to investments are summarized as follows (in thousands):

                                                                     YEAR ENDED DECEMBER 31
                                                            1999              1998             1997
                                                      -----------------------------------------------------
Net gains (losses) on disposition of investments in:
     Bonds                                              $        2,993   $       16,522    $      (27,875)
     Preferred stocks                                           (6,085)          (2,405)             (579)
     Common stocks                                              41,011          164,984             9,792
     Other                                                     (90,400)          (7,021)           (1,308)
                                                      -----------------------------------------------------
                                                               (52,481)         172,080           (19,970)
Related income (taxes) recovery                                 71,941          (84,425)           (7,480)
Transfer to the IMR                                             (1,945)         (11,584)           18,118
                                                      -----------------------------------------------------
Net realized capital gains (losses)                     $       17,515   $       76,071    $       (9,332)
                                                      =====================================================

The other loss of $90.4 million in 1999 primarily results from the net pretax loss incurred on an ineffective equity collar hedge (see Note 12).

                                                                     YEAR ENDED DECEMBER 31
                                                            1999              1998             1997
                                                      -----------------------------------------------------
Proceeds from disposition of investment in bonds
                                                        $    2,993,985   $    3,938,693    $    3,525,839
Gross gains on disposition of investment
   in bonds                                                     46,135           44,290            24,157
Gross losses on disposition of investment
   in bonds                                                    (43,142)         (27,768)          (52,032)

Change in net unrealized gains (losses):
   Bonds                                                       (5,756)             (871)               -
   Preferred stocks                                             2,271            (2,741)             518
   Common stocks                                              125,177           257,582          242,773
   Real estate                                                      -                 -            3,727
   Other                                                       (2,272)            7,570             (189)
                                                     ------------------------------------------------------
                                                       $      119,420    $      261,540   $      246,829
                                                     ======================================================


Change in net unrealized gains on common stocks in 1999, 1998 and 1997, includes $(34) million, $156 million and $107 million, respectively, related to the increase (decrease) in TALIAC's statutory capital and surplus for those years.

4. REINSURANCE

The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. These reinsured risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.

The following summarizes the effect of reinsurance transactions (in thousands):

                                                 CEDED/RETROCEDED TO               ASSUMED FROM
                                            -------------------------------------------------------------
                                DIRECT        AFFILIATED    UNAFFILIATED     AFFILIATED    UNAFFILIATED       NET
                                AMOUNT        COMPANIES      COMPANIES       COMPANIES      COMPANIES        AMOUNT
                           ----------------------------------------------------------------------------------------------

Year ended
   December 31, 1999:
     Premium revenue         $    1,409,419   $   112,947   $    1,965,697  $    157,197    $ 1,880,044   $  1,368,016
                           ==============================================================================================

At December 31, 1999:
   Life insurance in force   $  547,304,907   $ 4,881,384   $  365,336,549  $ 17,212,668    $   465,086   $194,764,728
                           ==============================================================================================

Reserves for future policy
   benefits                  $   14,241,446   $ 4,124,327   $    3,056,908  $    233,126    $ 2,401,859   $  9,695,196
Policy and contract claims
   payable                          127,030        40,341          137,047         1,824        345,323        296,789
                           ----------------------------------------------------------------------------------------------
                             $   14,368,476   $ 4,164,668   $    3,193,955  $    234,950    $ 2,747,182   $  9,991,985
                           ==============================================================================================





4. REINSURANCE (CONTINUED)

                                                CEDED/RETROCEDED TO               ASSUMED FROM
                                           --------------------------------------------------------------
                                DIRECT       AFFILIATED   UNAFFILIATED     AFFILIATED     UNAFFILIATED        NET
                                AMOUNT       COMPANIES      COMPANIES      COMPANIES       COMPANIES         AMOUNT
                           ----------------------------------------------------------------------------------------------

Year ended
   December 31, 1998:
     Premium revenue         $   1,401,733   $   298,339   $   2,193,006  $     198,460   $   2,499,677   $   1,608,525
                           ==============================================================================================

At December 31, 1998:
   Life insurance in force   $ 190,331,317   $   950,789   $ 307,374,066  $  25,093,946   $ 282,821,689   $ 189,922,097
                           ==============================================================================================

Reserves for future policy
   benefits                  $  14,778,562   $ 4,978,700   $   2,931,865  $     136,208   $   2,424,077   $   9,428,282
Policy and contract claims
   payable                         121,330        45,187         316,533         11,018         385,519         156,147
                           ----------------------------------------------------------------------------------------------
                             $  14,899,892   $ 5,023,887   $   3,248,398  $     147,226   $   2,809,596   $   9,584,429
                           ==============================================================================================

Year ended
   December 31, 1997:
     Premium reserve         $   1,434,511   $   245,606   $   1,296,529  $      75,853   $   1,747,516   $   1,715,745
                           ==============================================================================================

At December 31, 1997:
   Life insurance in force   $ 175,258,666   $         -   $ 272,918,826  $  26,199,512   $ 223,688,654   $ 152,228,006
                           ==============================================================================================

Reserves for future policy
   benefits                  $  15,117,147   $ 5,457,334   $   2,731,647  $      15,306   $   2,922,166   $   9,865,638
Policy and contract claims
   payable                          94,040        42,804         197,351         20,854         357,125         231,864
                           ----------------------------------------------------------------------------------------------
                             $  15,211,187   $ 5,500,138   $   2,928,998  $      36,160   $   3,279,291   $  10,097,502
                           ==============================================================================================





4. REINSURANCE (CONTINUED)

                                                            CEDED TO          ASSUMED
                                           DIRECT            OTHER          FROM OTHER           NET
                                           AMOUNT          COMPANIES         COMPANIES          AMOUNT
                                      -----------------------------------------------------------------------

Year ended December 31, 1999:
     Benefits paid or provided          $    1,632,298   $    1,499,809    $    1,086,642   $    1,219,131
                                      =======================================================================

Year ended December 31, 1998:
     Benefits paid or provided          $    1,576,300   $    1,147,899    $    1,020,085   $    1,448,486
                                      =======================================================================

Year ended December 31, 1997:
     Benefits paid or provided          $    1,631,249   $      955,287    $      887,538   $    1,563,500

                                      =======================================================================

5. INCOME TAXES

The Company's taxable income or loss is included in the consolidated return of Transamerica Corporation for the period ended July 21, 1999. The method of allocation between the companies for the period ended July 21, 1999, is subject to written agreement approved by the Board of Directors. Tax payments are made to, or refunds received from, Transamerica Corporation in amounts which would result from filing separate tax returns with federal taxing authorities, except that tax benefits attributable to operating losses and other carryovers are recognized currently since utilization of these benefits is assured by
Transamerica Corporation. The provision does not purport to represent a proportionate share of the consolidated tax.

For the period beginning July 22, 1999, the Company will join in a consolidated tax return with certain life affiliates: TALIAC, Transamerica Assurance Company and Transamerica Life Insurance Company of New York. The method of allocation between the companies for the period beginning July 22, 1999, will be subject to written agreement to be approved by the Board of Directors. It is anticipated that this agreement will require that tax payments are made to, or refunds are received from, TOLIC, in amounts which would results from filing separate tax returns with federal taxing authorities.

Amounts due from Transamerica Corporation for federal income taxes are $160 million at December 31, 1999. Amounts due to Transamerica Corporation for federal income taxes were $28.5 million at December 31, 1998, and are included in accounts payable and other liabilities in the accompanying balance sheet.

Following is a reconciliation of federal income taxes computed at the statutory rate with the income tax provision, excluding income taxes related to net realized gains on investment transactions (in thousands):

                                                                    YEAR ENDED DECEMBER 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------

Federal income taxes at statutory rate                 $       61,196    $       18,901   $       57,511
Difference between statutory and tax reserves
                                                               (1,153)           (3,463)          10,045
Deferred acquisition costs capitalized,
   net of amortization                                         13,326             4,677           10,652
Reinsurance adjustments                                       (14,442)           (7,525)          12,900
Difference in statutory and tax bases
   of investments                                              (2,399)          (10,990)          (4,149)
Adjustment to prior year tax provision                         24,640           (13,055)           4,689
Tax credits                                                   (16,000)          (17,698)         (11,127)
Nontaxable affiliate dividends                                (17,500)          (17,500)         (14,000)
Other                                                         (17,338)          (23,755)          (8,007)
                                                     ------------------------------------------------------
Provision (benefit) for income taxes                   $       30,330    $      (70,408)  $       58,514
                                                     ======================================================

Under the Life Insurance Company Income Tax Act of 1959, a portion of "gain from operations" was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The balance in this account was frozen at December 31, 1983, pursuant to the Deficit Reduction Act of 1984. This amount would become subject to tax when it exceeds a certain maximum or when cash dividends are paid therefrom. The policyholders' surplus account balance at December 31, 1999, was $118 million. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $41.3 million. No income taxes have been provided on the policyholders' surplus account since the conditions that would cause such taxes are remote.

6. INVESTMENTS IN SUBSIDIARIES

The Company's investment in common stocks of its wholly owned subsidiaries with carrying values, based on the statutory capital and surplus of the subsidiaries, is summarized as follows (in thousands):

                                                                                      CARRYING VALUE
                                                                         COST
                                                                   ------------------------------------
     At December 31, 1999:
        TALIAC                                                       $      238,418   $      797,109
        Other                                                               206,041          187,291
                                                                   ------------------------------------
                                                                     $      444,459   $      984,400
                                                                   ====================================

     At December 31, 1998:
        TALIAC                                                       $      237,448   $      830,829
        Others                                                              179,891          134,656
                                                                   ------------------------------------
                                                                   $ 417,339        $ 965,485
                                                                   ====================================

The Company received a $50 million dividend in 1999 and 1998 from its wholly owned subsidiary, TALIAC.

The Company's investment in preferred stocks of subsidiaries is substantially all represented by an investment in Transamerica Life Insurance Company of Canada.

Certain financial information with respect to TALIAC, the Company's principal subsidiary, is as follows (in thousands):

                                                                             DECEMBER 31
                                                                       1999               1998
                                                                ---------------------------------------

     Cash and investments                                         $    14,046,255    $    13,582,175
     Other assets                                                       6,339,057          4,783,063
                                                                ---------------------------------------
     Total assets                                                      20,385,312         18,365,238

     Aggregate reserves                                                 9,221,606          8,084,356
     Other liabilities                                                 10,366,597          9,450,053
                                                                ---------------------------------------
     Total liabilities                                                 19,588,203         17,534,409
                                                                ---------------------------------------
     Total capital and surplus                                    $       797,109    $       830,829
                                                                =======================================

7. DEFERRED AND UNCOLLECTED PREMIUMS

Components of deferred and uncollected premiums are as follows:

                                                   GROSS           LOADING             NET
                                             ------------------------------------------------------

DECEMBER 31, 1999
Life and annuity:
   Ordinary first-year business               $        8,630   $            -    $        8,630
   Ordinary renewal business                         183,107           36,000           147,107
   Group life direct business                          2,095                -             2,095
                                             ------------------------------------------------------
                                                     193,832           36,000           157,832
Accident and health                                   69,890                -            69,890
                                             ------------------------------------------------------
                                              $      263,722   $       36,000    $      227,722
                                             ======================================================
DECEMBER 31, 1998
Life and annuity:
   Ordinary first-year business               $     (828,090)  $       14,537    $     (842,627)
   Ordinary renewal business                           9,900            8,929               971
   Group life direct business                          5,637                -             5,637
                                             ------------------------------------------------------
                                                    (812,553)          23,466          (836,019)
Accident and health                                   28,068                -            28,068
                                             ------------------------------------------------------
                                              $     (784,485)  $       23,466    $     (807,951)
                                             ======================================================

The gross deferred and uncollected premiums balance at December 31, 1999, of $263,722,000 is composed of $431,756,000 direct deferred and uncollected premiums less reinsurance premiums payable of $168,034,000.

The gross deferred and uncollected premiums balance at December 31, 1998, of $(784,485,000) is composed of $379,199,000 direct deferred and uncollected premiums less reinsurance premiums payable of $(1,163,684,000).

8. ANNUITY RESERVES AND DEPOSIT LIABILITIES

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows (in thousands):

                                                                       DECEMBER 31
                                                          1999                            1998
                                             ----------------------------------------------------------------
                                                  AMOUNT         PERCENT         AMOUNT          PERCENT
                                             ----------------------------------------------------------------
Subject to discretionary withdrawal - with adjustment:
     With market value adjustment              $      9,134           -%      $   2,955,445        21%
     At book value less surrender charge            435,717          3              565,977         4
     At market value                              7,385,279         53            2,319,944        16
                                             ----------------------------------------------------------------
                                                  7,830,130         56            5,841,366        41
Subject to discretionary withdrawal -
   without adjustment                             1,748,102         13            1,839,270        13
Not subject to discretionary withdrawal
   provision                                      4,417,004         31            6,710,422        46
                                             -----------------              ------------------
                                                             ----------------                ----------------
Total annuity reserves and deposit               13,995,236        100%          14,391,058       100%
   liabilities
                                                             ================                ================
Less reinsurance                                 (5,820,180)                     (6,736,704)
                                             -----------------
                                                                            ------------------
Net annuity reserves and deposit liabilities   $  8,175,056*                  $   7,654,354*
                                             =================              ==================

* Includes $3,364 million and $2,622 million of annuity reserves and deposit liabilities reported in the separate account liability at December 31, 1999 and 1998, respectively. Funding agreement liabilities that are a part of the separate account liabilities are excluded from the above amounts.

Included in other liabilities is $2,228 million and $1,927 million at December 31, 1999 and 1998, respectively, held pursuant to funding agreements. Funding agreements are obligations that contain no mortality or morbidity risks.

9. CAPITAL AND SURPLUS

The Company is subject to the requirements of the NAIC approved Risk Based Capital (RBC) rules and at December 31, 1999 and 1998, the Company met the RBC requirement.

The amount of dividends which can be paid by the Company without prior approval of the California Department is subject to restrictions related to statutory surplus and gains from operations. The Company could pay $184 million in dividends in 2000 without prior approval.

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

Substantially all employees are covered by noncontributory defined benefit plans sponsored by the Company and the Retirement Plan for Salaried Employees of Transamerica Corporation and Affiliates in which the Company also participates. Pension benefits are based on the employee's compensation during the highest paid 60 consecutive months during the 120 months before retirement. The general policy is to fund current service costs currently and prior service costs over periods ranging from 10 to 30 years. Assets of those plans are invested principally in publicly traded stocks and bonds.

The Company's total pension costs were $0.8 million, $0.6 million and $0 million for the years ended December 31, 1999, 1998 and 1997, respectively.

The Company also participates in various contributory defined benefit programs sponsored by Transamerica Corporation that provide medical and certain other benefits to eligible retirees. The Company accounts for the costs of such benefit programs under the accrual method and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. Postretirement benefit costs charged to income was $3 million for each of the years ended December 31, 1999, 1998 and 1997.

11. ASSETS ON DEPOSIT

At December 31, 1999 and 1998, $4 million and $4 million of the Company's assets
were  on  deposit  with  public   officials  in   compliance   with   regulatory
requirements.

12. RELATED PARTY TRANSACTIONS

The Company has various transactions with Transamerica Corporation and its affiliated companies in the normal course of operations. These transactions include the assumption and cession of reinsurance and the performance of certain administrative and support services for affiliated companies. Such reimbursements are recorded as a reduction of operating expenses.

Transactions with Transamerica Corporation and its affiliates also include transactions related to pension plans, investments in a money market fund managed by an affiliated company, and rental of computer services. Pension funds administered by a subsidiary for affiliated companies amounted to $1.8 billion, $1.6 billion and $1.3 billion at December 31, 1999, 1998 and 1997, respectively. The investment in an affiliated money market fund was not material.

The Company had amounts due from affiliates of $41 million as of December 31, 1999, and $16 million as of December 31, 1998.

In March 1999, the Company entered into an equity collar (which expired December 17, 1999), with an unrelated party to hedge the price fluctuations of their unaffiliated equity securities portfolio. In addition, Transamerica Corporation agreed to protect the Company from any ineffectiveness in the hedge that would expose the Company to loss net of tax benefit. As a result of the ineffectiveness of the collar with the unrelated party and the payment that the Company was required to make upon settlement, Transamerica Corporation made a payment of $172 million to the Company in December 1999.

13. LEASES

Rental expense for equipment and properties occupied by the Company was $17 million in 1999, $14 million in 1998, and $19 million in 1997. The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1999 (in thousands):

Year ending December 31:
       2000                  $        12,203
       2001                            9,998
       2002                            7,745
       2003                            6,728
       2004                            6,624
       Later years                    41,701
                           ------------------
                             $        84,999
                           ==================

14. LITIGATION

The Company is a defendant in various legal actions arising from its operations. These include legal actions similar to those faced by many other major life insurers which allege damages related to sales practices for universal life policies sold between January 1981 and June 1996. In one such action, the Company and plaintiff's counsel entered into a settlement which was approved on June 26, 1997. The settlement required prompt notification to affected policyholders. Administrative and policy benefit costs associated with the settlement of $7 million, $8 million and $15 million after-tax have been incurred in 1999, 1998 and 1997, respectively, and reflected in these statements as prior period adjustments. Additional costs related to the settlement are not expected to be material and will be incurred over a period of years. In the opinion of the Company, any ultimate liability which might result from other litigation would not have a materially adverse effect on the combined financial position of the Company or the results of its operations.

15. SEPARATE ACCOUNTS

Separate accounts held by the Company represent primarily funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1999, is as follows (in thousands):

                        SEPARATE ACCOUNTS WITH GUARANTEES
                                 -------------------------------------------------
                                                   NONINDEXED       NONINDEXED
                                                    GUARANTEE        GUARANTEE      NONGUARANTEED
                                                  LESS THAN OR     GREATER THAN        SEPARATE
                                    INDEXED        EQUAL TO 4%          4%             ACCOUNTS            TOTAL
                                 --------------- ---------------- ---------------- ----------------- ------------------
Premiums, deposits and other
   considerations                  $         -     $          -     $          -     $     254,076     $     254,076
                                 =============== ================ ================ ================= ==================

Reserves for separate accounts with assets at:
     Fair value                    $         -     $          -     $          -     $   3,364,426     $   3,364,426
     Amortized cost                          -                -                -                 -                 -
Other                                        -                -                -           703,700           703,700
                                 --------------- ---------------- ---------------- ----------------- ------------------

Total                              $         -     $          -     $          -     $   4,068,126     $   4,068,126
                                 =============== ================ ================ ================= ==================
Reserves for separate accounts by withdrawal characteristics:
     Subject to discretionary withdrawal (with adjustment):
         With market value
            adjustment             $         -     $          -     $          -     $           -     $           -
         At book value less
            current surrender
            charge of 5% or more
                                             -                -                -                 -                 -
         At market value                                                                 3,364,426         3,364,426
         At book value without
            adjustment and with
            current surrender
            charges less than 5%             -                -                -                 -                 -
                                 --------------- ---------------- ---------------- ----------------- ------------------
Subtotal                                     -                -                -         3,364,426         3,364,426
     Not subject to
       discretionary withdrawal              -                -                -                 -                 -
     Other                                   -                -                -           703,700           703,700
                                 --------------- ---------------- ---------------- ----------------- ------------------
Total separate account             $         -     $          -     $          -     $   4,068,126     $   4,068,126
   liabilities
                                 =============== ================ ================ ================= ==================


A reconciliation of the amounts transferred to and from the separate accounts is presented below (in thousands):

                                                                    YEAR ENDED DECEMBER 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------

Transfer as reported  in the  summary of  operations  of the  separate  accounts statement:
     Transfers to separate accounts                    $      255,210    $      352,298   $      454,749
     Transfers from separate accounts                         217,729           173,152          240,381
                                                     ------------------------------------------------------
Net transfers to separate accounts                             37,481           179,146          214,368
Reconciling adjustments:
Deposits (withdrawals) from separate
   accounts                                                    13,091            21,097          (61,370)
                                                     ------------------------------------------------------

Transfers as reported in the statements of income
                                                       $       50,572    $      200,243   $      152,998
                                                     ======================================================

16.  DIRECT PREMIUM WRITTEN BY MANAGING GENERAL AGENTS/THIRD-PARTY ADMINISTRATORS

The Company has the following direct premiums written through managing general agents (in thousands):

                                                                TYPES OF                         DIRECT
                                                EXCLUSIVE       BUSINESS        AUTHORITY        WRITTEN
                                                 CONTRACT        WRITTEN         GRANTED        PREMIUMS
                                             ----------------------------------------------------------------

National Benefit Resources                          No        Specific and          *          $         38
                                                                Aggregate
                                                             Excess of Loss
                                                                Insurance

R. E. Moulton Insurance Agency, Inc.                No        Specific and          *                 6,698
                                                                Aggregate
                                                             Excess of Loss
                                                                Insurance





16.  DIRECT PREMIUM WRITTEN BY MANAGING GENERAL AGENTS/THIRD-PARTY ADMINISTRATORS (CONTINUED)

                                                                TYPES OF                         DIRECT
                                                EXCLUSIVE       BUSINESS        AUTHORITY        WRITTEN
                                                 CONTRACT        WRITTEN         GRANTED        PREMIUMS
                                             ----------------------------------------------------------------

Intermediary Insurance Services, Inc.               No        Specific and          *                 2,969
                                                                Aggregate
                                                             Excess of Loss
                                                                Insurance

Excess Reinsurance Underwriters                     No        Specific and          *                12,536
   Agency, Inc.                                                 Aggregate
                                                             Excess of Loss
                                                                Insurance

Risk Assessment Strategies                          No        Specific and          *                   576
                                                                Aggregate
                                                             Excess of Loss
                                                                Insurance

North American Insurance Management                Yes        Occupational          *                 1,453
                                                               Accident -
                                                             Excess of Loss
                                                                Insurance

Health Reinsurance Management Partnership           No       Provider Excess        *                25,173

Self Funding Systems                                No        Specific and          *                   119
                                                                Aggregate
                                                             Excess of Loss
                                                                Insurance

*Premium  collection,   underwriting  and  commission/claim  payments  authority
granted.


17. NAIC CODIFICATION

In 1998, the NAIC adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of California must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. The state of California has stated affirmatively that it will adopt Codification effective January 1, 2001. Management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements

18. YEAR 2000 (UNAUDITED)

In prior years, the Company discussed the nature and progress of its plans to become Year 2000 ready. In 1999, the Company completed its remediation and testing of systems. As a result of those planning and implementation efforts, the Company experienced no significant disruptions in mission critical information technology and non-information technology systems and believes those systems successfully responded to the Year 2000 date change. The Company is not aware of any material problems resulting from Year 2000 issues, either with its products, its internal systems, or the products and services of third parties. The Company will continue to monitor its mission critical computer applications and those of its suppliers and vendors throughout the year 2000 to ensure that any latent Year 2000 matters that may arise are addressed promptly.

                                 Statutory Basis
                          Financial Statement Schedules

39

                 Transamerica Occidental Life Insurance Company

 Summary of Investments - Other Than Investments in Related Parties - Statutory Basis

                             (Dollars in thousands)

                                December 31, 1999


SCHEDULE I

                                                                                           AMOUNT AT
                                                                                          WHICH SHOWN
                                                                         MARKET              IN THE
TYPE OF INVESTMENT                                   COST (1)             VALUE          BALANCE SHEET
-----------------------------------------------------------------------------------------------------------

FIXED MATURITIES
Bonds:
   United States government and government
     agencies and authorities                     $       189,325    $       198,753   $        189,325
   States, municipalities and political
     subdivisions                                         106,484            108,675            106,484
   Foreign governments                                     50,820             47,845             50,820
   Public utilities                                     1,718,582          1,699,760          1,718,582
   All other corporate bonds                            9,345,228          9,218,159          9,345,228
   Mortgage and other asset-backed securities
                                                        1,410,365          1,408,266          1,410,365
Redeemable preferred stock                                 66,841             30,448             66,371
                                                -----------------------------------------------------------
Total fixed maturities                                 12,887,645         12,711,906         12,887,175

EQUITY SECURITIES
Common stocks:
   Affiliated entities                                    444,459            984,400            984,400
   Banks, trust and insurance                              36,481             38,892             38,892
   Industrial, miscellaneous and all other                625,734          1,231,147          1,231,147
   Nonredeemable preferred stock                           69,079             62,623             69,079
                                                -----------------------------------------------------------
Total equity securities                                 1,175,753          2,317,062          2,323,518

Mortgage loans on real estate                             385,590            363,650            385,590
Real estate                                               101,195             50,000            101,195
Policy loans                                              409,534            396,956            409,534
Other long-term investments                               218,997            155,562            218,997
Cash and short-term investments                           132,454            132,454            132,454
                                                -----------------------------------------------------------
Total investments                                 $    15,311,168    $    16,127,590    $    16,458,463
                                                ===========================================================

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.




40

                 Transamerica Occidental Life Insurance Company

              Supplementary Insurance Information - Statutory Basis

                             (Dollars in thousands)

                                December 31, 1999


SCHEDULE III

                                                   FUTURE POLICY                           POLICY AND
                                                   BENEFITS AND         UNEARNED            CONTRACT
                                                     EXPENSES           PREMIUMS          LIABILITIES
-----------------------------------------------------------------------------------------------------------

Year ended December 31, 1999
Individual life                                   $     4,988,602    $             -    $       240,452
Individual health                                          42,065             28,046             33,481
Group life and health                                      31,586              2,616             32,963
Annuity                                                 4,602,281                  -            (10,107)
                                                -----------------------------------------------------------
                                                        9,664,534             30,662            296,789

Year ended December 31, 1998
Individual life                                         4,595,349                  -            121,089
Individual health                                          26,439             41,669             (9,445)
Group life and health                                      12,953              3,675             47,840
Annuity                                                 4,748,197                  -             (3,337)
                                                -----------------------------------------------------------
                                                        9,382,938             45,344            156,147

Year ended December 31, 1997
Individual life                                         4,207,937                  -            155,424
Individual health                                          27,254             31,297              2,606
Group life and health                                      16,964              2,124             51,052
Annuity                                                 5,580,062                  -             22,781
                                                -----------------------------------------------------------
                                                  $     9,832,217    $        33,421    $       231,863
                                                ===========================================================


41










                                        BENEFITS, CLAIMS
                                           LOSSES AND
                            NET        SETTLEMENT EXPENSES       OTHER
      PREMIUM           INVESTMENT                             OPERATING           PREMIUMS
      REVENUE             INCOME*                              EXPENSES*            WRITTEN
--------------------------------------------------------------------------------------------------


  $       891,749     $       405,705    $       909,143    $       703,605     $     1,178,607
          (10,184)              2,770            (33,811)            35,665              80,328
          158,775              10,967            134,414            124,689              65,217
          327,676             705,600          1,283,024            736,327              85,267
--------------------------------------------------------------------------------------------------
        1,368,016           1,125,042          2,292,770          1,600,286           1,409,419


          905,725             400,313          1,242,592            492,976           1,087,850
           51,827               4,483              3,265            100,839              63,828
          195,431               4,003            160,581             89,231              50,433
          455,542             669,744            312,946          2,218,202             199,622
--------------------------------------------------------------------------------------------------
        1,608,525           1,078,543          1,719,384          2,901,248           1,401,733


          761,853             370,027            933,474            383,255           1,042,734
           23,988               6,216             19,252             49,460              56,861
          236,688               5,074            200,224            123,772             111,314
          693,216             646,737            305,491          1,702,770             223,602
--------------------------------------------------------------------------------------------------
  $     1,715,745     $     1,028,054    $     1,458,441    $     2,259,257     $     1,434,511
==================================================================================================


*Allocations of net investment income and other operating expenses are based on a number of assumptions of estimates, and the results would change if different methods were applied.

42

                 Transamerica Occidental Life Insurance Company

                          Reinsurance - Statutory Basis

                             (Dollars in thousands)

                                December 31, 1999

SCHEDULE IV

                                                                        ASSUMED                           PERCENTAGE
                                                      CEDED TO            FROM                             OF AMOUNT
                                      GROSS             OTHER            OTHER              NET             ASSUMED
                                      AMOUNT          COMPANIES        COMPANIES           AMOUNT           TO NET
-------------------------------------------------------------------------------------------------------------------------

Year ended December 31,
   1999
Life insurance in force           $  547,304,907    $  370,217,933   $   17,677,754    $  194,764,728           9%

Premiums:
   Individual life                $    1,178,607    $    1,220,329   $      933,471    $      891,749         105%
   Individual health                      80,328            97,296            6,784           (10,184)            -%
   Group life and health                  65,217           247,870          341,428           158,775         215%
   Annuity                                85,267           513,149          755,558           327,676         231%
                                -----------------------------------------------------------------------------------------
                                  $    1,409,419    $    2,078,644   $    2,037,241    $    1,368,016         149%
                                =========================================================================================

Year ended December 31,
   1998
Life insurance in force           $  190,331,317    $  308,297,855   $  307,915,635    $  189,922,097         162%

Premiums:
   Individual life                $    1,087,850    $      958,929   $      776,803    $      905,725          86%
   Individual health                      63,828           134,991          122,991            51,827         237%
   Group life and health                  50,433           268,973          413,971           195,431         212%
   Annuity                               199,622         1,128,452        1,384,372           455,542         304%
                                -----------------------------------------------------------------------------------------
                                  $    1,401,733    $    2,491,345   $    2,698,137    $    1,608,525         168%
                                =========================================================================================

Year ended December 31,
   1997
Life insurance in force           $  175,258,666    $  272,918,826   $  249,888,166    $  152,228,006         164%

Premiums:
   Individual life                $    1,042,734    $      967,543   $      686,662    $      761,853          90%
   Individual health                      56,861            47,651           14,778            23,988          61%
   Group life and health                 111,314           274,270          399,644           236,688         169%
   Annuity                               223,602           252,671          722,285           693,216         104%
                                -----------------------------------------------------------------------------------------
                                  $    1,434,511    $    1,542,135   $    1,823,369    $    1,715,745         106%
                                =========================================================================================



                                                         PART II

UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING
Article V, Section I, of Transamerica's Bylaws provides: Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation's intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the corporation's Articles of Incorporation.)

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The directors and officers of Transamerica Occidental Life Insurance Company are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $95,000,000 for Coverage A and $80,000,000 for Coverage B for the period 11/15/98 to 11/15/2000. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with CNA Lloyds, Gulf, Chubb and Travelers.


REPRESENTATIONS PURSUANT TO SECTION 26(E) OF THE INVESTMENT COMPANY ACT OF 1940 Transamerica hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2. The prospectus consists of ____ pages. The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representations Pursuant to Section 26(e) of the Investment Company Act of 1940

The signatures.

Written consents of the following persons:

     1.    Ernst & Young LLP
     2.     Actuarial Opinion

The following exhibits:

     1.    Exhibit 1
     (Exhibits required by paragraph A of the instructions to Form N-8B-2)

(1) Certified copy of Resolutions of the Board of Directors of the Company of December 6, 1996 establishing the Transamerica Occidental Life Separate Account VUL-1. 1/

(2)  Not Applicable.

(3) (a) Form of Distribution Agreement between Transamerica Securities Sales Corporation and Transamerica Occidental Life Insurance Company. 1/

(b) Form of Sales Agreement between Transamerica Life Companies, Transamerica Securities Sales Corporation and Broker-Dealers 1/

(4)  Not Applicable.

(5)  Forms of Policy and Policy riders. 1/2/

(6)  Organizational documents of the Company, as amended. 1/

(7)  Not Applicable.

(8)  Form of  Participation  Agreement  between:
     Transamerica  Occidental  Life Insurance Company and:

     (a) The Alger American Fund 2/
     (b) Alliance Variable Products Series Fund, Inc.2/
     (c) Janus Aspen Series 2/
     (d) Morgan Stanley Universal Funds, Inc. 2/
     (e) OCC Accumulation Trust 2/
     (f) PIMCO Variable Insurance Trust 7/

(9) Administrative Agreements between Transamerica Occidental Life Insurance Company and First Allmerica Financial Life Insurance Company 2/

           (10)   Form of Application 1/

           (11)   Issuance, Transfer and Redemption Procedures Memorandum.2/

           (12)   Financial Data Schedule. 2/ 3/

     2.    Form of Policy and Policy riders are included in Exhibit 1 above.

     3.    Opinion of Counsel. 1/

     4.    Not Applicable.

     5.    Not Applicable.

     6.    Actuarial consent 2/4/


     7.    Consent of Independent Auditors  2/ 3/4/5/ 8/

     8.    Powers of Attorney 1/ 3/4/5/ 8/


1/ Incorporated herein by reference to the initial filing of this Registration Statement (File No. -- 333-37883) on October 14, 1997.

2/ Incorporated herein by reference to the Pre-Effective Amendment No. 1 to this Registration Statement (File No. 333-37883) on December 24, 1998.

3/ Incorporated herein by reference to the Pre-Effective Amendment No. 2 to this Registration Statement (File No. 333-37883) on January 23, 1998.

4/ Incorporated herein by reference to the Post-Effective Amendment No. 1 to this Registration Statement (File No. 333-37883) on April 29, 1998.

5/ Incorporated herein by reference to the Post-Effective Amendment No. 2 to this Registration Statement (File No. 333-37883) on February 26, 1999.

6/ Incorporated herein by reference to the Post-Effective Amendment No. 3 to this Registration Statement (File No. 333-37883) on April 30, 1999.


7/ Incorporated by reference to the Post-Effective Amendment No. 4 to this Registration Statement (File No. 333-37883) on October 1, 2000.

     8/    Filed herewith.

SIGNATURE


As required by the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Occidental Life Insurance Company certifies that this Amendment meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on the 26th day of April, 2000.

               Transamerica Occidental Life Separate Account VUL-1
                                  (Registrant)

(SEAL)






Attest:___________________________       By:___________________________________
         (Title)                                     (Name) David M. Goldstein
                                                     (Title)  Vice President

                 Transamerica Occidental Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, Transamerica Occidental Life Insurance Company has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Los Angeles and the State of California, on the 26th day of April, 2000.

                 Transamerica Occidental Life Insurance Company

(SEAL)



Attest:___________________________       By:___________________________________
         (Title)                                     (Name)   David M. Goldstein
                                                      (Title)  Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signatures                                  Titles                                      Date
______________________*              Director and President -                    April 26, 2000
Nooruddin S. Veerjee                    Insurance Products Division


_________________*                   Director                                    April 26, 2000
Patrick S. Baird

_________________*                   Director and Senior Vice President          April 26, 2000
Brenda K. Clancy

______________________*              Director, Executive Vice President          April  26, 2000
James W. Dederer                     General Counsel and   Corporate Secretary

______________________*                 Director and                             April  26, 2000
Karen MacDonald                         and Acting Chief Financial Officer



______________________*              Director                                    April  26, 2000
George A. Foegele

______________________*              Director and Senior Vice President          April  26, 2000
Douglas C. Kolsrud

______________________*              Director                                    April  26, 2000
Richard N. Latzer

______________________*              Director                                    April  26, 2000
Gary U. Rolle'

______________________*              Director                                    April  26, 2000
Paul E. Rutledge III


______________________*              Director, Vice President and Counsel       April  26, 2000
Craig D. Vermie




_________________________________________   On April 26, 2000 as Attorney-in-Fact pursuant to
*By:  David M. Goldstein                    powers of attorney previously filed and filed herewith,
                                            and in his own capacity as Vice President.
